WEALTH BUILDING OPPORTUNITY
OHIO NATIONAL
FUND, INC.
--------------------------------------------------------------------------------


                                                Annual Report
                                                --------------------------------
                                                December 31, 2000


                                                Ohio National Fund, Inc.






[Ohio National
 Financial Services Logo]

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

Thank you for being an investor in the Ohio National Fund. All of us here appreciate your support.

We are pleased to provide you with an update of Ohio National Fund's performance and investment activity for 2000.

Changes Continue

A new year brings new challenges, but we remain committed to continuing to provide you with high quality investment management and a broad array of investment choices. Highlights of the year 2000 for your fund include:

- In January 2000 we changed management on our Aggressive Growth Portfolio from Strong Capital Management to Janus Capital Corporation. Janus is a well-recognized name in the mutual fund industry, and we are pleased to have them managing our Aggressive Growth Portfolio. Janus was founded in 1969 and acts as adviser to 61 publicly traded mutual funds. Assets under management are currently $253 billion.

- In January 2000 we changed management of our Capital Appreciation Portfolio from T. Rowe Price Associates, Inc., to Jennison Associates, LLC. Jennison proved their mettle in a difficult market, posting the highest return of an Ohio National portfolio in 2000. This performance garnered the portfolio a #1 ranking by Lipper Analytical in its category for the year ending 12/31/00.

- In May 2000 we opened a new portfolio, the Nasdaq 100 Index. As the name implies, this portfolio is designed to mimic the performance of the Nasdaq-100 Index. This portfolio is non-diversified, meaning it is not limited to investing no more than 5% of its assets in the securities of any one issuer and no more than 25% of its assets in one sector. The Nasdaq-100 Index has several individual stocks that represent more than 5% of the index and the index is predominately comprised of technology sector stocks. As such it would not be possible to attempt to duplicate performance under the normal diversification rules.

- One of our portfolio managers achieved a significant milestone this year. Bill Miller, the manager for the Equity portfolio, beat the S&P 500 Index for the tenth year in a row with the Legg Mason Value Trust mutual fund. No other fund manager has performed this feat. Returns for our Equity Portfolio were also better than the index. The Equity Portfolio is managed similarly to the Legg Mason Value Trust and has also outperformed the S&P 500 since Miller began managing it in August 1999.

The Market Strikes Back

The year 2000 proved to be a tumultuous one for the stock market. Not in the way many thought, with a climactic crash at midnight of January 1, but in a series of valleys throughout the course of the year. Market weakness focused on technology stocks, specifically those that did not have earnings to support their prices. At the end of the year the tech-heavy Nasdaq index was down a stunning 39.27%, its worst year ever. International stocks, which had a tremendous 1999, suffered in 2000 as well. A combination of falling overseas markets and a strong dollar proved too much for most foreign investors. The technology collapse affected other parts of the domestic market as well but there were a few bright spots. The healthcare, biotechnology, energy and financial sectors all did well.

The Importance of Diversification

Last year we discussed the importance of diversification within an investment portfolio, and it is important to make the point again this year. While 1999 proved to be beneficial to growth and international portfolios, 2000 proved to be the opposite. We caution investors not to read too much into one or even two years' worth of returns. Markets fluctuate and sectors move in and out of favor. Rather than pursuing last year's winners we encourage you to take a long-term approach and work out a diversified investment plan that takes into account your risk tolerance.

In Closing

Information on your investments is contained in the following pages. Please note in reviewing performance results that rates of return under variable contracts differ from those of the underlying portfolios because of applicable charges for mortality and interest guarantees and other contract charges. Please contact your registered representative for additional information on financial protection and tax deferred accumulation options offered by your variable annuity or variable universal life insurance contract. As your needs change over time, he or she stands ready to serve you.

Thank you again for the confidence you have placed in Ohio National Fund as you pursue your wealth building endeavors. Be assured that we will continue to make every effort to merit your confidence and continued business.

Best regards,

/s/ JOHN J. PALMER
John J. Palmer, FSA, MAAA

President and Director, Ohio National Fund, Inc.

--------------------------------------------------------------------------------

Directors & Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Yvonne L. Gross, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/00

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -6.64%
Three year                                   5.76%
Five year                                   10.59%
Ten year                                    12.02%
Since inception (1/14/71)                   10.53%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

While investment success in 1999 was determined almost exclusively by how heavily weighted one was in technology, the exact opposite was true in 2000. As you probably know, the technology heavy NASDAQ index rose over 85% in 1999, the largest single increase of any broad based index in history. In 2000, the Composite fell a record 39%.

Many value funds have had little or no technology exposure, principally because technology stocks have been among the most highly valued stocks in the market by conventional measures. As a result, value funds had one of their best years in 2000, after an extended period of under-performance. Those funds with particular focus on beaten down areas such as financials, health care, utilities, and real estate did exceptionally well in 2000. The S&P financial sector in particular gained 24% in 2000 while the technology and telecommunications sectors fell about 40% each.

Although technology and financial stocks have moved in opposite directions over the past two years since the Fed started tightening in the summer of 1999, we expect that divergent behavior will end this year. On January 3rd the Fed cut rates by 50 basis points and the market reacted very positively. The Composite had a one day rise of over 14% and the NYSE Financial Index rose almost 5%. Financials should continue to do well as credit concerns begin to ease and spreads start to widen. Falling short term interest rates should begin to improve the prospects for growth later this year and boosts the shares of technology again whose results are most sensitive to changes in growth.

Since 1996, our fund had a market or greater weighting in technology which is why our performance diverged from most value managers. We have believed, and continue to believe, that technology can be analyzed on a business value basis and that investing in companies with a sustainable competitive advantage as evidenced by their return on invested capital will provide above average shareholder returns. At the beginning of this year we recognized that most of the undervaluation that we had identified in the technology stocks which we owned was fully reflected in the stocks prices. We began selling that sector and moving most of the proceeds into the financial stocks and selective consumer names where we saw tremendous discrepancy between the intrinsic values of companies and where they were trading in the market.

Financials did better than the overall market in both the fourth quarter and the year. Since they comprise over 38% of the portfolio, they were primarily responsible for the outperformance of the fund in the quarter. In the fund for the full year, technology, communication services and consumer cyclicals were all down in the double digit range while health care, financials, capital goods and consumer staples offset most of their collective decline. We have seen a tremendous shift in valuation the technology area during 2000. Although our technology weighting is less than half of where it was at the beginning of the year at just 15.8% of the portfolio, we have recently added to numerous positions in that sector that were fully valued just 9 months ago.

Although we have mentioned the term enantiodromia, the tendency for things to swing back and forth numerous times in the past, we think it remains appropriate in describing the current market. Many of the securities which have performed poorly for us in the last year or so are likely to do much better this year, while many of our strongest performers may see some short-term profit taking as investors rotate into areas that have lagged.

Thank you again for your confidence and please let us know if you have any questions!

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
'90                                                                       10000.00                           10000.00
                                                                          10795.00                           11432.00
'91                                                                       12018.10                           13054.20
                                                                          11857.00                           12970.70
'92                                                                       12925.40                           14055.00
                                                                          13663.40                           14732.50
'93                                                                       14748.30                           15458.80
                                                                          14277.80                           14930.10
'94                                                                       14784.70                           15661.70
                                                                          17234.50                           18817.50
'95                                                                       18806.30                           21523.40
                                                                          20622.90                           23718.80
'96                                                                       22258.30                           26491.50
                                                                          24978.30                           31922.30
'97                                                                       26302.20                           35299.70
                                                                          28624.60                           41551.30
'98                                                                       27806.00                           45386.40
                                                                          30383.60                           51005.30
'99                                                                       33330.80                           54937.80
                                                                          32277.50                           54701.60
'00                                                                       31115.50                           49931.60

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.
 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Waste Management Inc.                  6.7
 2.  United Healthcare Inc.                 6.1
 3.  Washington Mutual Inc.                 5.4
 4.  America Online Inc.                    5.2
 5.  MGIC Investment Corporation            4.3
 6.  Fannie Mae                             4.2
 7.  Bank One Corporation                   4.1
 8.  Citigroup Inc.                         4.0
 9.  Albertson's Inc.                       3.8
10.  Eastman Kodak Company                  3.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Banking                                19.9
 2.  Medical and Related                    11.3
 3.  Financial Services                     11.3
 4.  Computer and Related                    7.2
 5.  Waste Disposal                          6.7

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.4%)
    95,450   General Motors Corp. .............  $  4,861,984
                                                 ------------
             BANKING (17.0%)
   380,000   Bank One Corp. ...................    13,917,500
   115,650   Bank of America Corp. ............     5,305,444
   231,399   Chase Manhattan Corp. ............    10,514,192
   260,300   Fleet Boston Financial Corp. .....     9,777,519
   349,600   Washington Mutual Inc. ...........    18,550,650
                                                 ------------
                                                   58,065,305
                                                 ------------
             COMPUTER & RELATED (7.2%)
   310,734   *Dell Computer Corp. .............     5,418,424
   512,000   *Gateway Inc. ....................     9,210,880
    98,300   International Business Machines
              Corp. ...........................     8,355,500
   170,182   *Storage Technology Corp. ........     1,531,638
                                                 ------------
                                                   24,516,442
                                                 ------------
             COMPUTER SOFTWARE (5.2%)
   506,300   *America Online Inc. .............    17,619,240
                                                 ------------
             CONSUMER PRODUCTS (5.9%)
       121   *Berkshire Hathaway Inc. CL A ....     8,591,000
   292,100   Eastman Kodak Co. ................    11,501,438
                                                 ------------
                                                   20,092,438
                                                 ------------
             ENTERTAINMENT & LEISURE (0.5%)
   112,832   *Metro-Goldwyn-Mayer Inc. ........     1,840,572
                                                 ------------
             FINANCIAL SERVICES (11.3%)
    95,500   Bear Stearns Co. Inc. ............     4,840,656
   269,933   Citigroup Inc. ...................    13,783,454
   163,800   Fannie Mae .......................    14,209,650
   158,100   MBNA Corp. .......................     5,839,819
                                                 ------------
                                                   38,673,579
                                                 ------------
             FOOD & RELATED (6.1%)
   491,200   Albertson's Inc. .................    13,016,800
   286,000   *Kroger Co. ......................     7,739,875
                                                 ------------
                                                   20,756,675
                                                 ------------
             HOTEL/LODGING (4.2%)
   177,947   MGM Grand Inc. ...................     5,015,881
   260,300   Starwood Hotels & Resorts WW .....     9,175,575
                                                 ------------
                                                   14,191,456
                                                 ------------
             INSURANCE SERVICES (5.6%)
   101,450   Aetna Inc. .......................     4,165,791
   219,500   MGIC Investment Corp. ............    14,802,531
                                                 ------------
                                                   18,968,322
                                                 ------------
             MANUFACTURING (0.8%)
    38,100   Danaher Corp. ....................     2,605,088
                                                 ------------
             MEDICAL & RELATED (11.3%)
   305,800   *Health Net Inc. .................     8,008,138
   274,500   McKesson HBOC Inc. ...............     9,851,805
   339,200   United Healthcare Inc. ...........    20,818,400
                                                 ------------
                                                   38,678,343
                                                 ------------
             RETAIL (4.6%)
   549,600   *Amazon.com Inc. .................     8,553,150
   438,200   *Toys 'R' Us Inc. ................     7,312,462
                                                 ------------
                                                   15,865,612
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (3.1%)
    29,500   *MCI Worldcom Inc. ...............  $    413,000
   407,900   *Nextel Communications Inc. ......    10,095,525
                                                 ------------
                                                   10,508,525
                                                 ------------
             WASTE DISPOSAL (6.7%)
   828,600   Waste Management Inc. ............    22,993,650
                                                 ------------
             TOTAL U.S. COMMON STOCKS (90.9%)
              (COST $313,828,900) .............  $310,237,231
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             MEXICO (1.5%)
             TELECOMMUNICATIONS & CELLULAR (1.5%)
   112,500   Telefonos de Mexico SP-ADR .......  $  5,076,562
                                                 ------------
             UNITED KINGDOM (6.1%)
             ADVERTISING (3.2%)
   840,289   *WPP Group PLC ...................    10,945,520
                                                 ------------
             BANKING (2.9%)
   933,278   *Lloyds TSB Group PLC ............     9,870,441
                                                 ------------
             TOTAL UNITED KINGDOM .............  $ 20,815,961
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (7.6%)
              (COST $23,587,816) ..............  $ 25,892,523
                                                 ------------
             TOTAL COMMON STOCKS (98.5%) (COST
              $337,416,716) ...................  $336,129,754
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.6%)
$3,000,000   Goldman Sachs 6.340% 1/2/01
              repurchase price $3,002,084
              collateralized by FNMA
              certificates pool # 323322, 6.00%
              due 10/1/13, Market Value
              $3,138,901, Face Value
              $4,069,000.......................  $  3,000,000
 2,372,965   Morgan Stanley Dean Witter 6.320%
              1/2/01 repurchase price
              $2,374,631 collateralized by FNMA
              certificates pool # 423376, 6.00%
              due 7/1/28, Market Value
              $2,504,251, Face Value
              $2,975,000.......................     2,372,965
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (1.6%)
              (COST $5,372,965) ...............  $  5,372,965
                                                 ------------
             TOTAL HOLDINGS (100.1%) (COST
              $342,789,681) (a) ...............  $341,502,719
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.1%) .............      (370,567)
                                                 ------------
             TOTAL NET ASSETS (100.0%) ........  $341,132,152
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost for federal income tax purposes by $ 614,618.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $342,789,681) ..........  $341,502,719
  Receivable for securities sold ..........     1,877,905
  Receivable for fund shares sold .........       546,639
  Dividends and accrued interest
    receivable ............................       383,005
  Other ...................................        15,686
                                             ------------
    Total assets ..........................   344,325,954
                                             ------------
Liabilities:
  Payable for securities purchased ........     2,806,498
  Payable for fund shares redeemed ........        73,446
  Payable for investment management
    services (note 3) .....................       226,062
  Other accrued expenses ..................        87,796
                                             ------------
    Total liabilities .....................     3,193,802
                                             ------------
Net assets at market value ................  $341,132,152
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $ 14,656,509
  Paid-in capital in excess of par
    value .................................   328,377,223
  Distributions in excess of net realized
    gains on investments ..................      (614,618)
  Net unrealized depreciation on
    investments (note 1) ..................    (1,286,962)
                                             ------------
Net assets at market value ................  $341,132,152
                                             ============
Shares outstanding (note 4) ...............    14,656,509
Net asset value per share .................  $      23.28
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    666,105
  Dividends ................................     3,385,284
  Other ....................................        11,603
                                              ------------
    Total investment income ................     4,062,992
                                              ------------
Expenses:
  Management fees (note 3) .................     2,685,082
  Custodian fees (note 3) ..................        59,800
  Directors' fees (note 3) .................         6,100
  Professional fees ........................         9,701
  Accounting and transfer agent fees .......       212,321
  Printing .................................        36,000
  Filing ...................................        15,000
  Other ....................................        22,177
                                              ------------
    Total expenses .........................     3,046,181
                                              ------------
    Net investment income ..................     1,016,811
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    15,163,634
  Net change in unrealized
    appreciation/(depreciation) on
    investments ............................   (39,043,988)
                                              ------------
  Net loss on investments ..................   (23,880,354)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(22,863,543)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  2000           1999
                                                              ------------   -------------
From operations:
  Net investment income ....................................  $  1,016,811   $     881,759
  Realized gain on investments .............................    15,163,634     127,818,941
  Unrealized appreciation (depreciation) on investments ....   (39,043,988)    (74,881,941)
                                                              ------------   -------------
      Net increase in net assets from operations ...........   (22,863,543)     53,818,759
                                                              ------------   -------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................    (1,013,923)       (882,082)
  Capital gains distributions ..............................   (16,271,442)   (126,714,022)
  Distribution in excess of capital gains...................      (614,618)              0
  Return of capital ........................................    (2,227,428)        (48,644)
                                                              ------------   -------------
      Total dividends and distributions ....................   (20,127,411)   (127,644,748)
                                                              ------------   -------------
From capital share transactions (note 4):
  Received from shares sold ................................    66,077,053      37,074,219
  Received from dividends reinvested .......................    20,127,411     127,644,748
  Paid for shares redeemed .................................   (31,695,625)    (58,181,642)
                                                              ------------   -------------
      Increase in net assets derived from capital share
       transactions ........................................    54,508,839     106,537,325
                                                              ------------   -------------
         Increase in net assets ............................    11,517,885      32,711,336
Net Assets:
  Beginning of period ......................................   329,614,267     296,902,931
                                                              ------------   -------------
  End of period ............................................  $341,132,152   $ 329,614,267
                                                              ============   =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $26.48     $36.31     $35.44     $32.30     $28.58
Income (loss) from investment operations:
  Net investment income ....................................    0.08       0.12       0.45       0.51       0.47
  Net realized & unrealized gain/(loss) on investments .....   (1.82)      6.85       1.56       5.24       4.58
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations .........   (1.74)      6.97       2.01       5.75       5.05
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................   (0.08)     (0.11)     (0.45)     (0.63)     (0.46)
  Distributions from net realized capital gains ............   (1.18)    (16.68)     (0.69)     (1.98)     (0.87)
  Distribution in excess of capital gains...................   (0.04)         0          0          0          0
  Return of capital ........................................   (0.16)     (0.01)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions ....................................   (1.46)    (16.80)     (1.14)     (2.61)     (1.33)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period .............................  $23.28     $26.48     $36.31     $35.44     $32.30
                                                              ======     ======     ======     ======     ======
Total return ...............................................   (6.64)%    19.87%      5.72%     18.17%     18.35%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.91%      0.76%      0.64%      0.67%      0.73%
  Ratio of net investment income to average net assets .....    0.30%      0.31%      1.25%      1.43%      1.60%
Portfolio turnover rate ....................................      36%       124%        25%        19%        11%
Net assets at end of period (millions) .....................  $341.1     $329.6     $296.9     $288.1     $232.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (10.8%)
$3,288,000   American Honda Finance 6.320%
              3/8/01 ...........................  $ 3,249,903
 1,957,000   Ford Motor Credit Corp. 6.500%
              1/24/01 ..........................    1,948,873
 2,336,000   General Motors Acceptance Corp.
              6.500% 1/3/01 ....................    2,335,156
   629,000   General Motors Acceptance Corp.
              6.470% 1/29/01 ...................      625,835
                                                  -----------
                                                    8,159,767
                                                  -----------
             CHEMICALS (8.2%)
 2,900,000   Dupont (EI) DeNemours & Co 6.490%
              1/8/01 ...........................    2,896,340
 3,346,000   PPG Industries 6.570% 1/5/01 ......    3,343,557
                                                  -----------
                                                    6,239,897
                                                  -----------
             COMPUTER & RELATED (2.9%)
 2,200,000   IBM Credit Corp. 6.500% 1/23/01 ...    2,191,261
                                                  -----------
             CONSUMER PRODUCTS (11.8%)
 3,000,000   American Home Products 6.520%
              1/17/01 (144A) ...................    2,991,307
 2,750,000   Eastman Kodak Co. 6.530%
              1/22/01 ..........................    2,739,525
 3,255,000   Gillette Co. 6.470% 1/12/01
              (144A) ...........................    3,248,565
                                                  -----------
                                                    8,979,397
                                                  -----------
             FINANCE (28.8%)
 2,866,000   American General Finance 6.560%
              1/4/01 ...........................    2,864,433
 3,176,000   Associates Corp. 6.530% 1/9/01 ....    3,171,391
 1,148,000   CIT Group 6.590% 1/10/01 ..........    1,146,109
 3,330,000   Enron Funding 6.520% 1/16/01
              (144A) ...........................    3,320,954
 2,092,000   GE Capital Corp. 6.460% 1/25/01 ...    2,082,990
 2,218,000   Heller Financial 7.250% 1/10/01 ...    2,213,980
 2,000,000   Merrill Lynch 6.600% 1/5/01 .......    1,998,533
 2,352,000   Textron Financial Corp. 6.500%
              1/29/01 ..........................    2,340,109
 2,750,000   USAA Capital Corp. 6.520%
              1/19/01 ..........................    2,741,035
                                                  -----------
                                                   21,879,534
                                                  -----------
             ENTERTAINMENT & LEISURE (4.4%)
 3,341,000   Walt Disney Co. 6.500% 1/8/01 .....    3,336,777
                                                  -----------
             FOOD & RELATED (4.9%)
 2,750,000   Fortune Brands 6.500% 2/5/01
              (144A) ...........................    2,732,622
 1,000,000   General Mills 7.150% 1/3/01 .......      999,603
                                                  -----------
                                                    3,732,225
                                                  -----------

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
-------------------------------------------------------------
             INSURANCE (4.4%)
$3,327,000   Prudential Funding 6.500%
              1/30/01 ..........................  $ 3,309,579
                                                  -----------
             MACHINERY & EQUIPMENT (4.5%)
   900,000   John Deere Capital Corp. 6.550%
              1/3/01 ...........................      899,673
 2,475,000   John Deere Capital Corp. 6.560%
              1/2/01 ...........................    2,474,549
                                                  -----------
                                                    3,374,222
                                                  -----------
             MEDIA & PUBLISHING (3.0%)
 2,307,000   Gannett Co. 6.500% 1/18/01
              (144A) ...........................    2,299,919
                                                  -----------
             MEDICAL & RELATED (3.6%)
 2,715,000   Merck & Co. Inc. 6.500% 1/31/01 ...    2,700,294
                                                  -----------
             METALS & MINING (3.3%)
 2,527,000   Alcoa Inc. 6.500% 1/11/01 .........    2,522,437
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.9%)
 2,202,000   Questar Corp. 6.600% 1/26/01
              (144A) ...........................    2,191,908
                                                  -----------
             RETAIL (1.3%)
 1,000,000   Sears Roebuck Acceptance 7.400%
              1/18/01 ..........................      996,506
                                                  -----------
             WIRELESS EQUIPMENT (1.6%)
 1,242,000   Motorola Inc. 6.320% 2/23/01 ......    1,230,444
                                                  -----------
             TOTAL SHORT-TERM NOTES (96.4%)
              (COST $73,144,167) ...............  $73,144,167
                                                  -----------

   FACE                                            AMORTIZED
  AMOUNT              MEDIUM-TERM NOTES              COST
-------------------------------------------------------------
             FINANCE (0.3%)
$  250,000   Household Finance Corp. 9.730%
              3/19/01 ..........................  $   251,614
                                                  -----------
             TOTAL MEDIUM-TERM NOTES (0.3%)
              (COST $251,614) ..................  $   251,614
                                                  -----------
             TOTAL HOLDINGS (96.7%)
              (COST $73,395,781) (a) ...........  $73,395,781
                                                  -----------
             CASH & RECEIVABLES NET OF
              LIABILITIES (3.3%) ...............    2,531,999
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $75,927,780
                                                  ===========

---------------

   (a) Represents cost for federal income tax and financial reporting purposes.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $16,785,275 or 22.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at amortized
    cost (note 1) (cost $73,395,781) .......  $73,395,781
  Cash in bank .............................          760
  Receivable for fund shares sold ..........    2,624,913
  Other ....................................        4,710
                                              -----------
    Total assets ...........................   76,026,164
                                              -----------
Liabilities:
  Payable for fund shares redeemed .........       27,231
  Payable for investment management services
    (note 3) ...............................       15,210
  Other accrued expenses ...................       19,060
  Dividends payable ........................       36,883
                                              -----------
    Total liabilities ......................       98,384
                                              -----------
Net assets at market value .................  $75,927,780
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 7,593,101
  Paid-in capital in excess of par value ...   68,337,905
  Accumulated net realized loss on
    investments (note 1)....................       (3,226)
                                              -----------
Net assets at market value .................  $75,927,780
                                              ===========
Shares outstanding (note 4) ................    7,593,101
Net asset value per share ..................  $     10.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $4,364,362
                                               ----------
    Total investment income..................  $4,364,362
                                               ----------
Expenses:
  Management fees (note 3) ..................     200,912
  Custodian fees (note 3) ...................      12,565
  Directors' fees (note 3) ..................       1,299
  Professional fees .........................       8,101
  Accounting and transfer agent fees ........      42,355
  Printing ..................................      11,045
  Filing ....................................       3,500
  Other .....................................       4,685
                                               ----------
    Total expenses ..........................     284,462
    Less fees waived (note 3) ...............     (33,485)
                                               ----------
    Net expenses ............................     250,977
                                               ----------
    Net investment income ...................   4,113,385
                                               ----------
Realized loss on investments:
    Net realized loss from investments.......      (3,006)
                                               ----------
    Net increase in net assets from
      operations.............................  $4,110,379
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEARS ENDED
                                                              -----------------------------
                                                                  2000            1999
                                                              -------------   -------------
From operations:
  Net investment income ....................................  $   4,113,385   $   2,578,576
  Realized loss on investments..............................         (3,006)              0
                                                              -------------   -------------
    Net increase in assets from operations..................      4,110,379       2,578,576
                                                              -------------   -------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................     (4,113,385)     (2,578,576)
                                                              -------------   -------------
From capital share transactions (note 4):
  Received from shares sold ................................    501,906,601     223,206,883
  Received from dividends reinvested .......................      4,113,385       2,578,576
  Paid for shares redeemed .................................   (497,247,281)   (203,029,030)
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions ........................................      8,772,705      22,756,429
                                                              -------------   -------------
         Increase in net assets ............................      8,769,699      22,756,429
Net Assets:
  Beginning of period ......................................     67,158,081      44,401,652
                                                              -------------   -------------
  End of period ............................................  $  75,927,780   $  67,158,081
                                                              =============   =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $10.00     $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income ....................................    0.62       0.49       0.52       0.52       0.50
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................   (0.62)     (0.49)     (0.52)     (0.52)     (0.50)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period .............................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return ...............................................    6.34%      5.02%      5.39%      5.37%      5.17%
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets ..................    0.38%      0.36%      0.36%      0.38%      0.44%
  Ratio of net investment income to average net assets .....    6.16%      4.90%      5.26%      5.11%      4.98%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets ..................    0.43%      0.41%      0.41%      0.43%      0.49%
Net assets at end of period (millions) .....................  $ 75.9     $ 67.2     $ 44.4     $ 29.1     $ 25.6

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     5.86%
Three year                                   3.86%
Five year                                    4.89%
Ten year                                     6.92%
Since inception (11/2/82)                    7.89%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Concerns about slowing economic growth combined with an unexpectedly high number of credit problems caused spreads to widen dramatically in 2000. Investment grade corporate bonds registered their worst performance relative to Treasuries since 1981. The Bond Portfolio, which consists primarily of corporate bonds with an average rating of BBB, did not have good relative performance compared to the benchmark. It did, however, register a positive 5.86% return for the year ended December 2000. The Federal Reserve recently cut interest rates and indicated that it is prepared to cut rates further which lowers the probability of a recession. We believe that corporate spreads relative to Treasuries will decrease in 2001 and result in strong performance for the Bond Portfolio.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                 BOND PORTFOLIO (COMMENCED       LEHMAN BROS. GOVT./CORP. INDEX -
                                                                OPERATIONS NOVEMBER 2, 1982)               INTERMEDIATE
                                                                ----------------------------     --------------------------------
'90                                                                       10000.00                           10000.00
                                                                          10445.00                           10434.00
'91                                                                       11296.30                           11461.80
                                                                          11683.70                           11806.80
'92                                                                       12147.60                           12283.70
                                                                          13087.80                           13039.20
'93                                                                       13446.40                           13354.70
                                                                          12844.00                           13002.20
'94                                                                       12930.10                           13094.50
                                                                          14471.30                           14350.30
'95                                                                       15374.30                           15097.90
                                                                          15154.50                           15066.20
'96                                                                       15944.00                           15709.50
                                                                          16489.30                           16154.10
'97                                                                       17424.30                           16945.70
                                                                          17913.90                           17526.90
'98                                                                       18333.10                           18366.40
                                                                          18274.40                           18259.90
'99                                                                       18438.90                           18437.00
                                                                          18936.70                           19028.90
'00                                                                       19520.00                           20300.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt/Corp Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

 TOP 10 BOND HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Franchise Finance Corp of
     America 8.25% 10/30/03                 3.7
 2.  Anixter 8.00% 09/15/03                 3.6
 3.  US Industries Inc/USI
     American Holdings 7.125%
     10/15/03                               3.6
 4.  Pennzoil-Quaker State 8.65%
     12/01/02                               3.6
 5.  Thermo Electron Conv. 4.25%
     01/01/03                               3.6
 6.  Dial Corporation 6.50%
     09/15/08                               3.4
 7.  Colonial 8.05% 07/15/06                3.3
 8.  Abitibi Consolidated Inc.
     7.40% 04/01/18                         3.0
 9.  Comdisco Inc. 9.50% 08/15/03           2.8
10.  Texas Utilities 7.48%
     01/01/17                               2.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Electrical Equipment                   10.5
 2.  Oil, Energy, and Natural Gas            8.1
 3.  Industrial Services                     6.9
 4.  Real Estate and Leasing                 6.8
 5.  Utilities                               6.4

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             AIR COURIER (1.5%)
$  423,585   Federal Express Inc. 7.020%
              1/15/16 ..........................  $   409,541
                                                  -----------
             BUSINESS SERVICES (4.6%)
   500,000   Cendant Corp. 7.750% 12/1/03 ......      487,106
 1,000,000   Comdicso Inc. 9.500% 8/15/03 ......      785,000
                                                  -----------
                                                    1,272,106
                                                  -----------
             CHEMICALS (0.8%)
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17 .........................      227,500
                                                  -----------
             COMMUNICATIONS (1.7%)
   200,000   Comcast Cable Communications 8.375%
              5/1/07 ...........................      213,995
   250,000   Tele-Communications, Inc. 8.250%
              1/15/03 ..........................      259,031
   200,000   Sprint Corp. 8.125% 7/15/02 .......      203,144
                                                  -----------
                                                      676,170
                                                  -----------
             COMPUTER & RELATED (1.0%)
   300,000   Apple Computer Inc. 6.500%
              2/15/04 ..........................      274,500
                                                  -----------
             CONSUMER GOODS (3.4%)
 1,000,000   Dial Corp. 6.500% 9/15/08 .........      937,876
                                                  -----------
             ELECTRICAL EQUIPMENT (10.5%)
 1,000,000   Anixter Intl. 8.000% 9/15/03 ......    1,009,650
   500,000   Arrow Electronics Inc. (144A)
              8.700% 10/01/05 ..................      503,318
   500,000   Great Lakes Power 8.300% 3/1/05 ...      512,591
   500,000   Pioneer 8.500% 08/01/06 ...........      484,900
   400,000   Tektronix Inc. 7.500% 8/1/03 ......      413,186
                                                  -----------
                                                    2,923,645
                                                  -----------
             ENTERTAINMENT & LEISURE (2.3%)
   700,000   Mirage Resorts Inc. 6.750%
              2/1/08 ...........................      654,833
                                                  -----------
             FOOD & RELATED (1.4%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07 .........................      386,250
                                                  -----------
             FINANCIAL SERVICES (5.8%)
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03 ..................    1,024,179
    90,000   Security Capital US 2.000% 5/22/03
              (144A) ...........................       79,650
   500,000   St. Paul Bancorp Inc. 7.125%
              2/15/04 ..........................      503,462
                                                  -----------
                                                    1,607,291
                                                  -----------
             FOREIGN GOVERNMENT (1.7%)
   200,000   British Columbia (United Kingdom)
              7.000% 1/15/03 ...................      204,526
   250,000   Province of Quebec (Canada) 8.625%
              1/19/05 ..........................      271,511
                                                  -----------
                                                      476,037
                                                  -----------
             FORESTRY & PAPER PRODUCTS (5.0%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              4/1/18 ...........................      844,062
   300,000   Boise Cascade Co. 9.850%
              6/15/02 ..........................      304,271
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02 .........................      255,203
                                                  -----------
                                                    1,403,536
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             HOTEL/LODGING (2.4%)
$  700,000   ITT Destinations 6.750%
              11/15/05 .........................  $   680,860
                                                  -----------
             INDUSTRIAL SERVICES (6.9%)
   400,000   R&B Falcon Corp. Series B 6.750%
              4/15/05 ..........................      378,000
   500,000   Tenaska Georgia Partners LP 9.500%
              2/1/30 ...........................      523,386
 1,000,000   US Industries Inc. 7.125%
              10/15/03 .........................    1,009,415
                                                  -----------
                                                    1,910,801
                                                  -----------
             INSURANCE (2.3%)
   250,000   Continental Corp. 7.250% 3/1/03 ...      246,383
   400,000   Transamerica Finance Corp. 7.500%
              3/15/04 ..........................      409,980
                                                  -----------
                                                      656,363
                                                  -----------
             MACHINERY (3.6%)
 1,000,000   Thermo Electron 4.250% 1/1/03 .....      998,750
                                                  -----------
             METALS & MINING (1.8%)
   500,000   Cyprus Minerals 6.625% 10/15/05 ...      494,684
                                                  -----------
             MEDICAL & RELATED (4.3%)
   250,000   Bergen Brunswig 7.375% 1/15/03 ....      240,272
   300,000   Cardinal Health Inc. 6.500%
              2/15/04 ..........................      297,491
   700,000   Watson Pharmaceuticals 7.125%
              5/15/08 ..........................      656,378
                                                  -----------
                                                    1,194,141
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.1%)
   200,000   Atlantic Richfield 8.550%
              3/1/12 ...........................      230,421
   500,000   Husky Oil Ltd. 8.900% 8/15/28 .....      503,170
   125,000   Marathon Oil 7.000% 6/1/02 ........      125,978
   400,000   PDV America Inc. 7.875% 8/1/03 ....      390,667
 1,000,000   Pennzoil-Quaker State 8.650%
              12/1/02 ..........................    1,005,288
                                                  -----------
                                                    2,255,524
                                                  -----------
             REAL ESTATE & LEASING (6.8%)
   300,000   Avalon Properties Inc. 7.375%
              9/15/02 ..........................      303,817
   900,000   Colonial Realty 8.050% 7/15/06 ....      906,109
   500,000   Security Capital U.S. Realty 2.500%
              5/22/03 ..........................      442,500
   250,000   Sun Communities 7.625% 5/1/03 .....      251,938
                                                  -----------
                                                    1,904,364
                                                  -----------
             RESTAURANTS (1.8%)
   500,000   Wendy's Inc. 6.350% 12/15/05 ......      503,011
                                                  -----------
             TRANSPORTATION (6.2%)
   250,000   American President Cos. Ltd. 7.125%
              11/15/03 .........................      195,230
   700,000   Delta Air Lines 7.700% 12/15/05 ...      693,062
   350,000   Illinois Central Gulf Railroad
              6.750% 5/15/03 ...................      357,015
   472,580   Northwest Airlines 8.070%
              1/2/15 ...........................      485,037
                                                  -----------
                                                    1,730,344
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             UTILITIES (6.4%)
$  200,000   Cleveland Electric Illum. 7.625%
              8/1/02 ...........................  $   202,855
   250,000   Kansas City Gas & Electric 8.290%
              3/29/16 ..........................      217,334
   200,000   Old Dominion Electric 8.760%
              12/1/22 ..........................      216,156
   700,000   Texas Utilities 7.480% 1/1/17 .....      736,747
   200,000   Toledo Edison Co. 7.875% 8/1/04 ...      207,603
                                                  -----------
                                                    1,580,695
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (90.3%) (COST $25,907,049) .......  $25,158,822
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (8.2%)
$1,347,000   American Express Credit 6.380%
              1/2/01 ...........................  $ 1,346,761
   933,000   American General Finance 6.250%
              1/3/01 ...........................      932,676
                                                  -----------
                                                    2,279,437
                                                  -----------
             TOTAL SHORT-TERM NOTES (8.2%) (COST
              $2,279,437) ......................  $ 2,279,437
                                                  -----------
             TOTAL HOLDINGS (98.5%)
              (COST $28,186,486) (a) ...........  $27,438,259
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.5%) ...............      432,929
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $27,871,188
                                                  ===========

---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $582,968 or 2.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
   (a) Represents cost for federal income tax and financial reporting purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $28,186,486) ............  $27,438,259
  Cash in bank .............................        1,748
  Receivable for fund shares sold ..........       11,563
  Dividends and accrued interest
    receivable .............................      553,220
  Other ....................................        1,260
                                              -----------
    Total assets ...........................   28,006,050
                                              -----------
Liabilities:
  Payable for securities purchases .........       77,600
  Payable for fund shares redeemed .........       24,702
  Payable for investment management services
    (note 3) ...............................       13,940
  Other accrued expenses ...................       18,620
                                              -----------
    Total liabilities ......................      134,862
                                              -----------
Net assets at market value .................  $27,871,188
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 2,833,845
  Paid-in capital in excess of par value ...   26,563,584
  Accumulated net realized loss on
    investments (note 1) ...................     (799,160)
  Net unrealized depreciation on investments
    (note 1) ...............................     (748,227)
  Undistributed net investment income ......       21,146
                                              -----------
Net assets at market value .................  $27,871,188
                                              ===========
Shares outstanding (note 4) ................    2,833,845
Net asset value per share ..................  $      9.84
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $1,931,156
  Dividends .................................       4,740
  Other .....................................         750
                                               ----------
    Total investment income .................   1,936,646
                                               ----------
Expenses:
  Management fees (note 3) ..................     153,509
  Custodian fees (note 3) ...................       4,900
  Directors' fees (note 3) ..................         526
  Professional fees .........................       7,851
  Accounting and transfer agent fees ........      23,009
  Printing ..................................       3,200
  Filing ....................................       1,500
  Other .....................................       1,848
                                               ----------
    Total expenses ..........................     196,343
                                               ----------
    Net investment income ...................   1,740,303
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments ........    (493,362)
  Net change in unrealized
    appreciation/(depreciation) on
    investments .............................     220,652
                                               ----------
  Net loss on investments ...................    (272,710)
                                               ----------
  Net increase in net assets from
    operations ..............................  $1,467,593
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
From operations:
  Net investment income ....................................  $ 1,740,303   $ 1,759,320
  Realized loss on investments .............................     (493,362)      (31,297)
  Unrealized appreciation (depreciation) on investments ....      220,652    (1,582,737)
                                                              -----------   -----------
      Net increase in net assets from operations ...........    1,467,593       145,286
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................   (1,737,583)   (1,743,554)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold ................................    5,973,273     5,505,101
  Received from dividends reinvested .......................    1,737,583     1,743,554
  Paid for shares redeemed .................................   (5,553,346)   (8,047,905)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................    2,157,510      (799,250)
                                                              -----------   -----------
         Increase (decrease) in net assets .................    1,887,520    (2,397,518)
Net Assets:
  Beginning of period ......................................   25,983,668    28,381,186
                                                              -----------   -----------
  End of period (a) ........................................  $27,871,188   $25,983,668
                                                              ===========   ===========
(a) Includes undistributed net investment income of ........  $    21,146   $    18,426
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $ 9.94     $10.56     $10.68     $10.62     $10.93
Income (loss) from investment operations:
  Net investment income ....................................    0.67       0.68       0.67       0.71       0.69
  Net realized and unrealized gain (loss) on investments ...   (0.10)     (0.62)     (0.12)      0.23      (0.32)
                                                              ------     ------     ------     ------     ------
    Total income from investment operations ................    0.57       0.06       0.55       0.94       0.37
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................   (0.67)     (0.68)     (0.67)     (0.88)     (0.68)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period .............................  $ 9.84     $ 9.94     $10.56     $10.68     $10.62
                                                              ======     ======     ======     ======     ======
Total return ...............................................    5.86%      0.58%      5.22%      9.28%      3.71%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.77%      0.77%      0.72%      0.78%      0.79%
  Ratio of net investment income to average net assets .....    6.80%      6.57%      6.21%      6.67%      6.54%
Portfolio turnover rate ....................................       7%         8%        12%        10%         3%
Net assets at end of period (millions) .....................  $ 27.9     $ 26.0     $ 28.4     $ 21.8     $ 20.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -14.85%
Three year                                    0.30%
Five year                                     6.23%
Ten year                                      9.11%
Since inception (9/10/84)                     9.67%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Omni Portfolio had a disappointing year. The fund outperformed during the first three-quarters of the year only to give it all back in the fall market collapse. For the year, the portfolio had a return of -14.85% vs. -9.10% for the S&P 500. The portfolio significantly under performed the broader market in the last quarter due to its over-weighting in faster growing technology companies. The NASDAQ was down a remarkable -32.70% in the last quarter of 2000 and a full -39.18% for the year. This deeply affected most of the equity positions held by the fund. As you may recall, the portfolio was repositioned over the last year and a half to increase the growth orientation of the securities held and this ended up hurting relative performance. Fixed income securities were held to a minimum, which also had a negative impact on relative performance with other flexible portfolios.

Management is committed to improving relative performance of the fund and has decreased the size of the over-weighting in technology companies. Yet, we believe that the best positioning of the fund for long-term performance requires an over-weighting in large companies with industry-leading growth rates. This strategy should pay off in the long run but have periods of over and under performance during any short-term measurement period.

The portfolio at the end of 2000 had an over-weighting in technology, capital goods and energy. We believe the fund is positioned to benefit from the stronger names in these industries. The market plunge has provided numerous opportunities for new investments of which we are regularly reviewing.

As we look to 2001, we are guardedly optimistic about the overall equity market. Company earnings have deteriorated greatly during the last quarter of 2000 and the prospects for any growth in overall earnings for the first quarter of 2001 look bleak. If the market is to improve, it will need a fair amount of help from the Federal Reserve in the form of much lower interest rates. This combined with gradual earnings improvement throughout the year should allow for a return to positive stock performance. We thank you for your continued support and hope to report improved performance in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                OMNI PORTFOLIO (COMMENCED                                    RUSSELL 3000 LB
                                                OPERATIONS SEPTEMBER 10,                                GOVERNMENT/CORPORATE INT.
                                                          1984)                     S&P INDEX               INDEX - COMBINED
                                                -------------------------           ---------           -------------------------
'90                                                     10000.00                    10000.00                    10000.00
                                                        10673.00                    11432.00                    11111.40
'91                                                     11815.00                    13054.20                    12589.20
                                                        11986.30                    12970.60                    12685.60
'92                                                     12831.40                    14055.00                    13690.60
                                                        13703.90                    14732.50                    14438.90
'93                                                     14480.90                    15458.80                    15063.00
                                                        14026.20                    14930.10                    14510.80
'94                                                     14403.50                    15661.70                    14963.80
                                                        16343.70                    18817.50                    17268.80
'95                                                     17682.20                    21523.40                    19151.80
                                                        18948.30                    23718.80                    20268.80
'96                                                     20430.00                    26491.50                    21938.10
                                                        22644.60                    31922.30                    24524.20
'97                                                     24136.90                    35299.70                    26745.50
                                                        26024.40                    41551.30                    29521.20
'98                                                     25230.70                    45386.40                    31450.70
                                                        26747.00                    51005.30                    33521.40
'99                                                     28095.10                    54937.80                    37853.10
                                                        28937.90                    54701.60                    38554.90
'00                                                     23923.00                    49931.60                    37648.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

Russell 3000 index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

The Omni's benchmark changed from the S&P 500 Index to a blended index of the Lehman Brothers Government/Corporate Intermediate Index and the S&P 500 Index to better reflect the conservative investment objective of the portfolio.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Citigroup Inc.                         4.2
 2.  American International Group           3.7
 3.  Johnson & Johnson                      3.5
 4.  Tyco International Ltd.                3.2
 5.  General Electric Co.                   2.7
 6.  Chase Manhattan Corporation            2.6
 7.  Tellabs Inc.                           2.5
 8.  Schlumberger Ltd.                      2.4
 9.  Texas Instruments Inc.                 2.3
10.  Solectron Corporation                  2.3

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Telecommunications and
     Cellular                               14.0
 2.  Computer and Related                   10.4
 3.  Oil, Energy, and Natural Gas            9.2
 4.  Electrical Equipment                    6.8
 5.  Financial Services                      6.8

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             BANKING (2.6%)
    75,700   Chase Manhattan Corp. ............  $  3,439,619
                                                 ------------
             BROADCAST RADIO & TV (1.9%)
   108,284   *AT&T Corp. Liberty Media-A ......     1,468,602
    36,000   *Infinity Broadcasting ...........     1,005,750
                                                 ------------
                                                    2,474,352
                                                 ------------
             BUSINESS SERVICES (0.4%)
    10,000   *Agile Software Corp. ............       493,750
                                                 ------------
             COMMERCIAL SERVICES (0.4%)
    16,500   *Plexus Corp. ....................       501,445
                                                 ------------
             COMPUTER & RELATED (10.4%)
    75,000   *Cisco Systems Inc. ..............     2,868,750
    30,000   *EMC Corp. .......................     1,995,000
    54,400   Intel Corp. ......................     1,645,600
    25,000   Intl Business Machines Corp. .....     2,125,000
    78,000   *Sun Microsystems Inc. ...........     2,174,250
    65,000   Texas Instruments Inc. ...........     3,079,375
                                                 ------------
                                                   13,887,975
                                                 ------------
             DIVERSIFIED MANUFACTURING (1.1%)
    32,000   Textron Inc. .....................     1,488,000
                                                 ------------
             DRUGS (1.1%)
    15,000   Merck & Co. Inc. .................     1,404,375
                                                 ------------
             ELECTRICAL EQUIPMENT (6.8%)
    31,666   *Analog Devices Inc. .............     1,620,903
    22,700   CTS Corp. ........................       827,131
    74,000   General Electric Co. .............     3,547,375
    90,000   *Solectron Corp. .................     3,051,000
                                                 ------------
                                                    9,046,409
                                                 ------------
             FINANCIAL SERVICES (5.8%)
   109,597   Citigroup Inc. ...................     5,596,297
    38,500   Household Intl. Inc. .............     2,117,500
                                                 ------------
                                                    7,713,797
                                                 ------------
             FOOD & RELATED (1.9%)
    50,000   Archer Daniels Midland Co. .......       750,000
    30,000   Coca-Cola Co. ....................     1,828,125
                                                 ------------
                                                    2,578,125
                                                 ------------
             INSURANCE SERVICES (3.7%)
    49,998   American Intl. Group .............     4,927,928
                                                 ------------
             MEDICAL & RELATED (6.3%)
    30,000   Baxter International .............     2,649,375
    30,000   Biovail Corp. ....................     1,165,200
    43,800   Johnson & Johnson ................     4,601,737
                                                 ------------
                                                    8,416,312
                                                 ------------
             MULTIMEDIA (2.8%)
    58,500   Walt Disney Co. ..................     1,692,844
    43,400   *Viacom Inc. CL B ................     2,028,950
                                                 ------------
                                                    3,721,794
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             OIL-FIELD SERVICES (3.2%)
    40,000   Apache Corp. .....................  $  2,802,500
    40,000   Halliburton Co. ..................     1,450,000
                                                 ------------
                                                    4,252,500
                                                 ------------
             OIL, ENERGY & NATURAL GAS (8.5%)
    25,000   Enron Corp. ......................     2,078,125
    30,000   Exxon Mobil Corp. ................     2,608,125
    42,700   *Rowan Co. Inc. ..................     1,152,900
    40,000   Schlumberger Ltd. ................     3,197,500
    55,000   Williams Cos. Inc. ...............     2,196,562
                                                 ------------
                                                   11,233,212
                                                 ------------
             PROTECTION/SAFETY (3.2%)
    77,000   Tyco Intl. Ltd. ..................     4,273,500
                                                 ------------
             RETAIL (1.3%)
    40,000   Radioshack Corp. .................     1,712,500
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (10.8%)
   128,000   *ADC Telecom Inc. ................     2,320,000
   121,800   *General Motors CL H .............     2,801,400
    10,000   *JDS Uniphase Corp. ..............       416,875
   142,000   *McLeodUSA Inc. CL A .............     2,005,750
    40,000   Scientific-Atlanta Inc. ..........     1,302,500
    11,000   Sycamore Networks ................       409,750
    59,600   *Tellabs Inc. ....................     3,367,400
   124,875   *Worldcom Inc. ...................     1,748,250
                                                 ------------
                                                   14,371,925
                                                 ------------
             WIRELESS EQUIPMENT (1.9%)
    80,000   Motorola Inc. ....................     1,620,000
    33,000   *R F Micro Devices ...............       905,438
                                                 ------------
                                                    2,525,438
                                                 ------------
             TOTAL U.S. COMMON STOCKS (74.1%)
              (COST $83,965,888) ..............  $ 98,462,956
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             MEXICO
             TELECOMMUNICATIONS (1.7%)
    50,000   Telefonos de Mexico SP-ADR .......  $  2,256,250
                                                 ------------
             UNITED KINGDOM
             ADVERTISING (2.0%)
    41,750   WPP Group PLC ....................     2,622,422
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (3.7%)
              (COST $5,912,751) ...............  $  4,878,672
                                                 ------------
             TOTAL COMMON STOCKS (77.8%) (COST
              $89,878,639) ....................  $103,341,628
                                                 ------------

                                                    MARKET
  SHARES             DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
    20,000   S&P 500 Depository Receipt .......  $  2,623,750
                                                 ------------
             TOTAL DEPOSITORY SHARES (2.0%)
              (COST $2,813,360) ...............  $  2,623,750
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES              PREFERRED STOCKS              VALUE
-------------------------------------------------------------
             FOOD & RELATED (0.3%)
    20,000   Conagra Capital 9.350% Series
              C ...............................  $    501,000
                                                 ------------
             TOTAL PREFERRED STOCKS (0.3%)
              (COST $500,000) .................  $    501,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (1.5%)
$2,005,000   U.S. Treasury Note 7.750%
              2/15/01 .........................  $  2,009,778
                                                 ------------
             AEROSPACE (0.4%)
   500,000   AAR Corp. 7.250% 10/15/03 ........       507,701
                                                 ------------
             CHEMICALS (1.3%)
 1,750,000   Geon Company 7.500% 12/15/15 .....     1,711,878
                                                 ------------
             COMMUNICATIONS (0.2%)
   300,000   Sprint 8.125% 7/15/02 ............       304,717
                                                 ------------
             COMPUTER SOFTWARE & SERVICES (1.5%)
 1,000,000   Computer Assoc. Intl. 6.250%
              4/15/03 .........................       954,510
 1,000,000   Unisys 11.750% 10/15/04 ..........     1,060,000
                                                 ------------
                                                    2,014,510
                                                 ------------
             CONSUMER PRODUCTS (1.0%)
 1,400,000   Playtex Family Products 9.000%
              12/15/03 ........................     1,358,000
                                                 ------------
             CONTAINERS (0.5%)
 1,000,000   Owens Illinois 7.850% 5/15/04 ....       605,000
                                                 ------------
             FINANCIAL SERVICES (1.0%)
 1,000,000   Fertinitro Finance Inc. 8.290%
              4/1/20 ..........................       701,596
   500,000   RBF Finance 11.000% 3/15/06 ......       581,250
                                                 ------------
                                                    1,282,846
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.7%)
   700,000   Boise Cascade Co. 9.850%
              6/15/02 .........................       709,967
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02 ........................       255,203
                                                 ------------
                                                      965,170
                                                 ------------
             INSURANCE SERVICES (0.4%)
   500,000   Continental Corp. 7.250%
              3/1/03 ..........................       492,765
                                                 ------------
             MACHINERY (0.2%)
   500,000   ABC Rail Products Corp. 10.500%
              1/15/04 .........................       317,500
                                                 ------------
             MEDICAL & RELATED (0.4%)
   500,000   Bergen Brunswig 7.375% 1/15/03 ...       480,544
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.7%)
   375,000   Marathon Oil 7.000% 6/1/02 .......       377,934
   600,000   PVD America, Inc. 7.875%
              8/1/03 ..........................       586,001
                                                 ------------
                                                      963,935
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (1.5%)
$2,000,000   Cincinnati Bell Telephone 6.240%
              12/30/03 ........................  $  1,958,764
                                                 ------------
             TRANSPORTATION (1.0%)
   500,000   American President Cos., Ltd.
              7.125% 11/15/03 .................       390,460
 1,000,000   Goodyear Tire Co. 8.125%
              3/15/03 .........................       932,493
                                                 ------------
                                                    1,322,953
                                                 ------------
             UTILITIES (1.6%)
   400,000   Cleveland Electric Illumination
              7.625% 8/1/02 ...................       405,710
   700,000   ESI Tractebel 7.990% 12/30/11 ....       659,659
 1,000,000   Great Lakes Power 9.000%
              8/1/04 ..........................     1,043,619
                                                 ------------
                                                    2,108,988
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (13.9%) (COST $19,497,537) ......  $ 18,405,049
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (2.0%)
$2,721,000   Ford Motor Credit 6.500%
              1/2/01 ..........................  $  2,720,508
                                                 ------------
             FINANCE (2.3%)
   800,000   American Express Credit Corp.
              6.380% 1/5/01 ...................       799,434
 1,080,000   American General Finance 6.250%
              1/8/01 ..........................     1,078,687
 1,159,000   Heller Financial 6.500% 1/3/01 ...     1,158,581
                                                 ------------
                                                    3,036,702
                                                 ------------
             INSURANCE SERVICES (1.5%)
 1,977,000   Prudential Funding 6.490%
              1/4/01 ..........................     1,975,931
                                                 ------------
             TOTAL SHORT-TERM NOTES (5.8%)
              (COST $7,733,141) ...............  $  7,733,141
                                                 ------------
             TOTAL HOLDINGS (99.8%) (COST
              $120,422,677) (a) ...............  $132,604,568
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.2%) ..............       267,095
                                                 ------------
             TOTAL NET ASSETS (100.0%) ........  $132,871,663
                                                 ============

---------------

  *  Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company.
(a) Represents cost for federal income tax and financial reporting purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $120,422,677) ..........  $132,604,568
  Cash in bank ............................           814
  Receivable for fund shares sold .........         8,604
  Dividends and accrued interest
    receivable ............................       444,695
  Other ...................................         9,875
                                             ------------
    Total assets ..........................   133,068,556
                                             ------------
Liabilities:
  Payable for fund shares redeemed ........        70,067
  Payable for investment management
    services (note 3) .....................        64,477
  Other accrued expenses ..................        62,349
                                             ------------
    Total liabilities .....................       196,893
                                             ------------
Net assets at market value ................  $132,871,663
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $  8,603,381
  Paid-in capital in excess of par
    value .................................   112,048,231
  Net unrealized appreciation on
    investments (note 1) ..................    12,181,891
  Undistributed net investment income .....        38,160
                                             ------------
Net assets at market value ................  $132,871,663
                                             ============
Shares outstanding (note 4) ...............     8,603,381
Net asset value per share .................  $      15.44
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    833,727
  Dividends ................................     2,160,217
  Other ....................................        10,703
                                              ------------
    Total investment income ................     3,004,647
                                              ------------
Expenses:
  Management fees (note 3) .................       923,432
  Custodian fees (note 3) ..................        31,500
  Directors' fees (note 3) .................         4,000
  Professional fees ........................         7,378
  Accounting and transfer agent fees .......       108,783
  Printing .................................        24,000
  Filing ...................................        13,830
  Other ....................................         9,533
                                              ------------
    Total expenses .........................     1,122,456
                                              ------------
    Net investment income ..................     1,882,191
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    24,705,187
  Net change in unrealized appreciation/
    (depreciation) on investments ..........   (49,791,252)
                                              ------------
  Net loss on investments ..................   (25,086,065)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(23,203,874)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  2000            1999
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $  1,882,191    $  4,334,201
  Realized gain on investments..............................    24,705,187       7,456,237
  Unrealized appreciation (depreciation) on investments ....   (49,791,252)      8,982,511
                                                              ------------    ------------
      Net increase (decrease) in net assets from
       operations ..........................................   (23,203,874)     20,772,949
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................    (1,934,142)     (4,249,788)
  Capital gains distributions ..............................   (24,954,792)     (6,524,769)
                                                              ------------    ------------
      Total dividends and distributions ....................   (26,888,934)    (10,774,557)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold ................................     5,176,680       7,966,478
  Received from dividends reinvested .......................    26,888,934      10,774,557
  Paid for shares redeemed .................................   (39,150,193)    (53,110,394)
                                                              ------------    ------------
      Decrease in net assets derived from capital share
       transactions ........................................    (7,084,579)    (34,369,359)
                                                              ------------    ------------
         Decrease in net assets ............................   (57,177,387)    (24,370,967)
Net Assets:
  Beginning of period ......................................   190,049,050     214,420,017
                                                              ------------    ------------
  End of period (a) ........................................  $132,871,663    $190,049,050
                                                              ============    ============
(a) Includes undistributed net investment income of ........  $     38,160    $     90,111
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2000        1999       1998       1997       1996
                                                              -------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $ 22.55     $21.44     $21.06     $19.40     $17.60
Income (loss) from investment operations:
  Net investment income ....................................     0.25       0.48       0.58       0.56       0.53
  Net realized & unrealized gain (loss) on investments .....    (3.55)      1.91       0.38       2.87       2.10
                                                              -------     ------     ------     ------     ------
         Total income (loss) from investment operations ....    (3.30)      2.39       0.96       3.43       2.63
                                                              -------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................    (0.25)     (0.48)     (0.58)     (0.69)     (0.52)
  Distributions from net realized capital gains ............    (3.56)     (0.80)      0.00      (1.08)     (0.31)
                                                              -------     ------     ------     ------     ------
         Total distributions ...............................    (3.81)     (1.28)     (0.58)     (1.77)     (0.83)
                                                              -------     ------     ------     ------     ------
Net asset value, end of period .............................  $ 15.44     $22.55     $21.44     $21.06     $19.40
                                                              =======     ======     ======     ======     ======
Total return ...............................................   (14.85)%    11.36%      4.53%     18.15%     15.54%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................     0.67%      0.67%      0.65%      0.71%      0.76%
  Ratio of net investment income to average net assets .....     1.13%      2.18%      2.71%      2.69%      2.89%
Portfolio turnover rate ....................................       87%        41%        18%        18%        12%
Net assets at end of period (millions) .....................  $ 132.9     $190.0     $214.4     $193.7     $145.5

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -22.20%
Three year                                   10.60%
Five year                                     9.60%
Since inception (5/3/93)                     12.07%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2000 was a difficult environment for global investors. A deceleration of corporate earnings growth was multifaceted. Major downward trends for the year were the combined effects of a global market correction of many telecom, media and technology (TMT) stocks, the continued devaluation of the Euro, and historically high oil prices, coupled with the uncertainty of a U.S. economic hard or soft landing.

Western European markets saw a rotation out of technology stocks and into food, beverage and insurance stocks with the performance of the Morgan Stanley Capital International (MSCI) Europe Index down 8.14%. Performance for the Asian markets was down 28.15% for 2000 as measured by the MSCI Asian Pacific Index in U.S. dollars. Specifically, corrections in Japan, Korea & Taiwan led Asian markets lower.

The annual performance ended December 31, 2000, for the Ohio National International Portfolio was -22.20%, which under performed the return of the Morgan Stanley Capital International Europe, Australia & Far East Index of -13.96%. The largest impact of the fund has been its relative over weighting in TMT stocks. Our TMT exposure, which allowed the fund to significantly outperform our peers last year, was a detriment in 2000.

Looking forward, we believe that the fund is better diversified across sectors with a lower weighting in TMT. We continue to like technology, but on a select basis driven by sustainable earnings growth, differentiation and valuation. On a short-term view, we may be poised for a modest rally on the back of expectations of a U.S. rate cut in January. Specifically, countries like Korea and Hong Kong could rally on this thesis.

On a regional basis, we still find good value across Europe in financial and some cyclical stocks. In Asia, we have been somewhat disappointed by Japan's level of corporate restructuring. This, in addition to evidence of an economic slowdown and political uncertainty with elections at mid-year, make us cautious on the Japanese market for now. Despite our somewhat negative view on Japan, we continue to believe that investors can still make money in Japan, though stock selection is paramount.

Looking towards 2001, we continue to remain bullish on the international equity markets though stock selection remains critical due to the increased market volatility. We continue to manage the Ohio National International Portfolio according to a bottom-up, fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, are the key to long-term capital appreciation.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 3, 1993)                       EAFE
                                                            ----------------------------------                 ----
5/93                                                                        10000                              10000
                                                                             9936                              10052
'93                                                                       12496.5                              10826
                                                                          13253.8                            11791.7
'94                                                                       13504.3                            11698.5
                                                                          14287.5                            12021.4
'95                                                                       15139.1                            13049.2
                                                                            16812                            13658.6
'96                                                                       17331.4                            13879.9
                                                                          19366.2                            15456.7
'97                                                                       17696.8                            14040.8
                                                                          19367.4                            16298.6
'98                                                                       18383.5                            16741.9
                                                                          18188.6                            17406.6
'99                                                                       30773.4                            21256.9
                                                                          29305.5                            20393.9
'00                                                                       23942.6                            18246.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East. This index incurs no sales charges, expenses, or fees. Past performance of an index is not a guarantee of future results. It is not possible to invest directly in an index.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Muenchener Rueckver AG-R               2.3
 2.  Bouygues                               1.9
 3.  Zurich Financial Services              1.9
 4.  Diago PLC                              1.8
 5.  Emap PLC                               1.6
 6.  Schering AG                            1.6
 7.  Novo Nordisk A/S-B                     1.6
 8.  Energis PLC                            1.6
 9.  Nortel Networks Corporation            1.6
10.  Ergo Versicherungsgruppe AG            1.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Telecommunications                     14.4
 2.  Insurance                               9.0
 3.  Computer and Related                    7.1
 4.  Medical and Health Care                 6.9
 5.  Food and Beverage                       6.6

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States.

---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (23.7%)
   116,539   Arriva PLC (31)...................  $    481,251
    23,230   Biocompatibles Intl. (23).........       126,980
   279,390   British Aerospace PLC (1).........     1,593,967
    62,947   British American Tobacco PLC
              (10).............................       477,813
   208,795   British Energy PLC (32)...........       801,417
    96,544   Cable & Wireless PLC (29).........     1,300,580
   134,783   Cadbury Schweppes PLC (15)........       932,515
    53,276   CMG PLC (9).......................       704,970
   206,575   Diageo PLC (15)...................     2,306,185
    96,798   Edidos PLC (9)....................       311,905
   164,504   EMAP PLC (22).....................     2,074,824
   299,237   Energis PLC (29)..................     2,015,566
    32,036   GlaxoSmithKline PLC (23)..........       903,317
   572,539   Invensys PLC (21).................     1,338,211
   181,181   Misys PLC (9).....................     1,781,860
    38,920   Pearson PLC (22)..................       927,126
    99,390   Railtrack Group PLC (31)..........     1,344,115
   317,778   Rank Group PLC (13)...............       841,231
   116,759   Reckitt Benckiser PLC (10)........     1,611,267
   293,935   Rentokil Initial PLC (28).........     1,016,266
   413,402   Rolls-Royce PLC (1)...............     1,228,658
   104,200   *Royal Bank of Scotland (4).......       128,389
    56,474   Royal Bank of Scotland (4)........     1,331,790
         1   Securicor PLC (28)................             2
   150,000   Sema Group (9)....................       655,273
   420,818   Vodafone Airtouch (29)............     1,542,947
   215,025   Whitbread PLC (27)................     1,769,481
                                                 ------------
                                                   29,547,906
                                                 ------------
             FRANCE (12.5%)
    26,414   Alcatel (11)......................     1,501,685
    54,694   Alstom (20).......................     1,413,389
    16,310   Aventis SA (23)...................     1,433,028
     6,001   AXA (19)..........................       868,428
    53,545   Bouygues (29).....................     2,427,758
     7,097   Cap Gemini (9)....................     1,145,743
     3,789   Erdania Beghin-Say (15)...........       329,704
     6,141   *France Telecommunications SA
              (29).............................       530,616
     5,545   Suez Lyonnaise Des Eaux (32)......     1,013,469
    17,920   *Thomson-CSF (1)..................       859,653
     7,772   Total Fina Elf (12)...............     1,156,850
    36,130   *Vivendi Ex Gen Des Faux (32).....     1,578,738
    19,600   Vivendi Universal (22)............     1,291,110
                                                 ------------
                                                   15,550,171
                                                 ------------
             JAPAN (11.8%)
    35,200   Bandai Co. Ltd. (10)..............     1,295,969
    27,700   Capcom Co. Ltd. (9)...............       947,339
        32   JSAT Corp. (29)...................       190,124
    35,600   Katokichi Co. (15)................       931,775
    50,000   Kirkin Brewery Co. Ltd. (15)......       446,257
    10,100   Konami Co. Ltd. (9)...............       755,165
     4,300   Kyocera Corp. (11)................       467,815
   382,300   Mitsubishi Heavy Inds. Ltd.
              (11).............................     1,661,014

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             JAPAN (CONTINUED)
    96,700   Nikko Securities Co. Ltd. (14)....  $    746,637
       145   *NTT Corp. (29)...................     1,041,136
        35   *NTT Docomo Inc. (34).............       601,553
   114,000   Rengo Co. Ltd. (16)...............       418,723
    15,800   Sony Corp. (11)...................     1,088,990
    59,100   Sumitomo Electric Ind. (11).......       966,266
    15,100   Takeda Chemical Ind. (7)..........       890,560
    57,800   Tokyo Electric Power Co. (32).....     1,429,620
   216,000   Toray Industries Inc. (30)........       810,330
                                                 ------------
                                                   14,689,273
                                                 ------------
             GERMANY (11.0%)
     8,200   Adidas-Salomon AG (10)............       499,319
     3,900   Allinaz AG (19)...................     1,473,262
     9,300   Babcok Borsig AG (5)..............       445,700
    45,553   Deutsche Post AG (31).............       980,689
    37,155   Dresdner Bank AG (4)..............     1,623,527
    11,132   Ergo Versicherungs Gruppe (19)....     1,809,708
    13,415   Henkel Kgaa-Vorzug Pfd. (7).......       869,819
     8,131   Munchener Rueckversicherungs
              (19).............................     2,934,029
    36,390   Schering AG (23)..................     2,065,419
    23,400   Wella AG-PFD (10).................       996,101
                                                 ------------
                                                   13,697,573
                                                 ------------
             CANADA (6.4%)
     6,300   Anderson Exploration Ltd. (12)....       143,015
    41,425   Bonbardier Inc. CL B (21).........       639,347
     4,713   *C-MAC Industries Inc. (11).......       210,521
    29,450   *Descartes Systems Group Inc.
              (9)..............................       697,007
    39,442   Manulife Financial Corp. (19).....     1,234,576
    95,835   *Mosaic Group Inc. (9)............       619,754
    61,746   *Nortel Networks Corp. (29).......     1,986,229
    40,350   *Quebecor World (22)..............     1,011,474
    39,987   *Talisman Energy Inc. (12)........     1,483,567
                                                 ------------
                                                    8,025,490
                                                 ------------
             HONG KONG (4.4%)
   245,000   Cathay Pacific Airway (31)........       452,325
    24,665   China Mobile Ltd. ADR (29)........       669,038
   100,900   Comupter & Technology Hldgs.
              (9)..............................       546,563
   174,000   Dam Sing Financial Group (4)......       936,959
 2,205,000   First Pacific Co. (14)............       629,015
   404,500   MTR Corp. (31)....................       707,902
   113,000   Television Broadcasts Ltd. (22)...       593,997
   251,500   Wing Hang Bank Ltd. (4)...........       909,304
                                                 ------------
                                                    5,445,103
                                                 ------------
             SWITZERLAND (4.0%)
     6,572   ABB Ltd. (28).....................       701,373
     2,145   Clariant AG (7)...................       769,905
       509   Nestle SA (15)....................     1,188,620
     3,902   Zurich Financial Services (19)....     2,355,133
                                                 ------------
                                                    5,015,031
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             DENMARK (3.9%)
    14,303   Carlsberg A/S CL B (15)...........  $    843,293
    74,979   GN Store Nord AS (29).............     1,312,985
    32,525   Novozymes A/S CL B (7)............       651,508
    11,387   Novo Nordisk A/S CL B (23)........     2,044,229
                                                 ------------
                                                    4,852,015
                                                 ------------
             NETHERLANDS (2.6%)
    12,826   KLM-Konin Luchtvaart Mattschappis
              (31).............................       295,289
    24,127   Koninklijke (Royal) Philips
              Electronis (11)..................       884,667
    19,028   Unilever (15).....................     1,205,153
    10,574   Van Der Moolen Holdings (14)......       906,199
                                                 ------------
                                                    3,291,308
                                                 ------------
             SPAIN (2.6%)
    62,234   Altadis SA (10)...................       964,941
    29,382   Corporacion Mapfre (19)...........       560,488
    99,875   Telefonica SA (29)................     1,651,805
                                                 ------------
                                                    3,177,234
                                                 ------------
             AUSTRALIA (1.7%)
    68,300   Broken Hill Property Co. Ltd.
              (33).............................       721,469
    85,161   News Corp. Ltd. ADR (22)..........       664,384
    23,350   News Corp. Ltd. (22)..............       753,038
                                                 ------------
                                                    2,138,891
                                                 ------------
             SWEDEN (1.5%)
   113,155   Ericsson LM-B (29)................     1,288,165
    97,709   *Readsoft AB (9)..................       558,751
                                                 ------------
                                                    1,846,916
                                                 ------------
             IRELAND (1.1%)
    28,600   Elan Corp. PLC ADR (23)...........     1,338,838
                                                 ------------
             MEXICO (1.1%)
    29,500   *Telefonos de Mexico-SP ADR
              (29).............................     1,331,188
                                                 ------------
             NORWAY (1.0%)
    48,200   *Petroleum Geo Services ADR
              (12).............................       641,663
    12,300   Smedvig ASA-A Shares (12).........       117,513
    67,200   Smedvig ASA-B Shares (12).........       542,663
                                                 ------------
                                                    1,301,839
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             SINGAPORE & MALAYSIA (0.8%)
   131,400   United Overseas Bank (4)..........  $    985,121
                                                 ------------
             ISRAEL (0.6%)
     9,674   Card-Guard Scientific Survival
              (23).............................       627,522
     6,900   Geo Interactive Meida Group (9)...        75,485
                                                 ------------
                                                      703,007
                                                 ------------
             TAIWAN (0.5%)
    33,000   *Taiwan Semiconductor ADR (11)....       569,250
                                                 ------------
             SOUTH KOREA (0.5%)
     2,800   *SK Telecom (29)..................       560,000
                                                 ------------
             BRAZIL (0.1%)
    35,600   *Usinas Siderurgicas de M
              Preference (25)..................       160,291
                                                 ------------
             PORTUGAL (0.0%)
     5,284   Portugal Telecom SA (29)..........        48,362
                                                 ------------
             BELGIUM (0.0%)
       473   Telindus Group (29)...............             4
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS
              (91.8%) (COST $115,102,800)......  $114,274,811
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (7.0%)
$8,743,000   State Street Bank 7.250% due
              1/2/01 repurchase price
              $8,749,946 collateralized by U.S.
              Treasury Bond, 7.250%, due
              8/15/22, Market Value $8,888,757,
              Face Value $7,210,000............  $  8,743,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (7.0%)
              (COST $8,743,000)................  $  8,743,000
                                                 ------------
             TOTAL HOLDINGS (98.8%) (COST
              $123,845,800) (a)................  $123,017,811
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.2%)...............     1,529,460
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $124,547,271
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by $5,476,294.
 AB  Aktiebolag (Swedish Stock Company)
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Co.)
PLC  Public Limited Company
 SA  Societe Anonyme (French Corp.) or Sociedad Anonima (Spanish
     Corp.)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $123,845,800)...........  $123,017,811
  Unrealized gain on forward currency
    contracts (note 5).....................       152,205
  Receivable for securities sold...........     2,837,108
  Receivable for fund shares sold..........        33,104
  Dividends and accrued interest
    receivable.............................       548,076
  Other....................................           980
                                             ------------
    Total assets...........................   126,589,284
                                             ------------
Liabilities:
  Cash overdraft...........................       240,651
  Unrealized loss on forward currency
    contracts (note 5).....................       344,195
  Payable for securities purchased.........       933,361
  Payable for fund shares redeemed.........       350,104
  Payable for investment management
    services (note 3)......................        88,039
  Other accrued expenses...................        85,663
                                             ------------
    Total liabilities......................     2,042,013
                                             ------------
Net assets at market value.................  $124,547,271
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 10,519,799
  Paid-in capital in excess of par value...   120,459,460
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1)...................      (827,989)
    Foreign currency related
      transactions.........................        64,283
    Forward currency contracts (note 5)....      (191,990)
  Distributions in excess of net realized
    gains on investments (note 1)..........    (5,476,292)
                                             ------------
Net assets at market value.................  $124,547,271
                                             ============
Shares outstanding (note 4)................    10,519,799
Net asset value per share..................  $      11.84
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest..................................  $    496,560
  Dividends (net of $260,500 foreign taxes
    withheld)...............................     1,122,061
                                              ------------
    Total investment income.................     1,618,621
                                              ------------
Expenses:
  Management fees (note 3)..................     1,419,725
  Accounting, custody, and transfer agent
    fees (note 3)...........................       422,000
  Directors' fees (note 3)..................         3,500
  Professional fees.........................         8,700
  Printing..................................        21,288
  Filing....................................         8,000
  Other.....................................         2,472
                                              ------------
    Total expenses..........................     1,885,685
    Less fees waived (note 3)...............       (85,963)
                                              ------------
    Net expenses............................     1,799,722
                                              ------------
    Net investment loss.....................      (181,101)
                                              ------------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................    32,615,352
    Forward currency related transactions...    (1,381,981)
  Net change in unrealized appreciation
    (depreciation) on:
    Investments.............................   (65,832,022)
    Foreign currency related transactions...       103,936
                                              ------------
  Net loss on investments...................   (34,494,715)
                                              ------------
  Net decrease in net assets from
    operations..............................  $(34,675,816)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
From operations:
  Net investment loss.......................................  $   (181,101)  $   (190,997)
  Realized gain (loss) on investments and foreign currency
    transactions............................................    31,233,371     (4,215,702)
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................   (65,728,086)    75,219,428
                                                              ------------   ------------
      Net increase (decrease) in net assets from
       operations...........................................   (34,675,816)    70,812,729
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Capital gains.............................................   (31,464,751)             0
  Distributions in excess of capital gains..................    (5,494,477)             0
  Return of capital.........................................      (199,286)             0
                                                              ------------   ------------
      Total dividends and distributions.....................   (37,158,514)             0
From capital share transactions (note 4):
  Received from shares sold.................................    85,947,744     13,371,176
  Received from dividends reinvested........................    37,158,514             --
  Paid for shares redeemed..................................   (99,765,185)   (51,458,009)
                                                              ------------   ------------
    Decrease in net assets derived from capital share
     transactions...........................................    23,341,073    (38,086,833)
                                                              ------------   ------------
      Increase (decrease) in net assets.....................   (48,493,257)    32,725,896
Net Assets:
  Beginning of period.......................................   173,040,528    140,314,632
                                                              ------------   ------------
  End of period.............................................  $124,547,271   $173,040,528
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $21.51     $12.86     $13.39     $15.49     $14.38
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.02)     (0.02)      0.32       0.28       0.25
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................   (4.74)      8.67       0.23       0.08       1.76
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (4.76)      8.65       0.55       0.36       2.01
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00      (0.32)     (0.37)     (0.25)
  Distributions from net realized capital gains and foreign
    currency related transaction............................   (4.16)      0.00      (0.75)     (2.09)     (0.65)
  Distributions in excess of net realized capital gains and
    foreign currency related transaction....................   (0.73)      0.00      (0.01)      0.00       0.00
  Return of capital.........................................   (0.02)      0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (4.91)      0.00      (1.08)     (2.46)     (0.90)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $11.84     $21.51     $12.86     $13.39     $15.49
                                                              ======     ======     ======     ======     ======
Total return................................................  (22.20)%    67.40%      3.88%      2.11%     14.48%
Ratios and supplemental data:
  Ratios net of fees waived by Adviser:
    Ratio of expenses to average net assets.................    1.14%      1.21%      1.17%      1.22%      1.15%
    Ratio of net investment income (loss) to average net
     assets.................................................   (0.11)%    (0.15)%     2.31%      1.82%      1.64%
  Ratios assuming no fees waived by Adviser:
    Ratio of expenses to average net assets.................    1.20%      1.26%      1.17%      1.22%      1.15%
Portfolio turnover rate.....................................     243%       338%        22%        24%        14%
Net assets at end of period (millions)......................  $124.5     $173.0     $140.3     $156.0     $137.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     31.50%
Three year                                   14.03%
Five year                                    14.60%
Since inception (4/30/94)                    14.97%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year, exceptional stock selection across most sectors, most notably financials, capital goods and health care, benefited the portfolio. Financials comprised the second largest weighting for the Fund in 2000, with holdings such as Allstate and XL Capital prospering from a renewed pricing cycle in property and casualty insurance and demutualizations in life insurance stocks such as John Hancock. Capital goods performed well, bolstered by aerospace and defense stocks on the belief that government would increase defense spending. Health care, despite a smaller weighting within the portfolio, had an outstanding year, propelled by an increase in public and private pricing which drove earnings growth. The portfolio's large exposure to basic materials created a drag on performance, with these stocks not performing well until fourth quarter.

Growth in early 2001, could be well below trend if a necessary inventory correction occurs. By fall of 2001, imbalances could be corrected and the market could then return to more normal growth patterns. Most important is the Fed's recognition of the slowing U.S. economy and subsequent moving in early January to an easing strategy for interest rates. In mid-2001, the year-to-year earnings comparisons could move into even more comfortable territory, being measured against the earnings shortfalls that began in summer 2000. We have taken advantage of low valuations in some technology companies to add positions in strong companies with compelling valuations. We feel these companies will benefit should the US economy stabilize later in 2001. We remain positive on financial stocks, particularly insurance, as we feel these stocks are only beginning a multi-year price cycle. We will also remain focused on basic materials and energy as many stocks in these industries have positive fundamentals and earnings outlooks.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                              CAPITAL APPRECIATION (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)                 S&P INDEX
                                                              -------------------------------               ---------
4/94                                                                        10000                              10000
                                                                             9975                               9658
'94                                                                       10452.8                            10131.2
                                                                            11865                            12172.7
'95                                                                       12816.6                            13923.1
                                                                          13688.1                            15343.3
'96                                                                       14835.1                            17136.9
                                                                          16014.5                              20650
'97                                                                       17089.1                            22834.7
                                                                          18032.4                            26878.8
'98                                                                       18099.1                            29359.7
                                                                          19621.3                            32994.4
'99                                                                       19268.1                            35538.3
                                                                          19888.5                            35385.5
'00                                                                         25336                            32299.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Conoco Inc. CL A                       2.8
 2.  Pall Corporation                       2.5
 3.  Boise Cascade Corporation              2.4
 4.  Knight Ridder Inc.                     2.3
 5.  Diebold Inc.                           2.2
 6.  Diamond Offshore Drilling              2.1
 7.  Sabre Holdings Corporation             2.0
 8.  Millipore Corporation                  1.9
 9.  Fleet Boston Financial
     Corporation                            1.9
10.  Temple-Inland Inc.                     1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Oil, Energy and Natural Gas            12.5
 2.  Insurance Services                     12.2
 3.  Manufacturing                           6.3
 4.  Forestry and Paper Products             5.8
 5.  Computer and Related                    5.3

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AGRICULTURAL (1.5%)
    38,300   Monsato Co. .......................  $ 1,036,494
                                                  -----------
             AUTOMOTIVE & RELATED (2.3%)
    25,800   *Autozone Inc. ....................      735,300
    40,000   *Lear Corp. .......................      992,500
                                                  -----------
                                                    1,727,800
                                                  -----------
             BANKING (3.6%)
    11,000   Chase Manhattan Corp. .............      499,812
    38,000   Fleet Boston Financial Corp. ......    1,427,375
    25,800   U.S. Bancorp ......................      753,038
                                                  -----------
                                                    2,680,225
                                                  -----------
             BUSINESS SERVICES (3.9%)
    27,300   Manpower Inc. .....................    1,037,400
    85,700   Pall Corp. ........................    1,826,481
                                                  -----------
                                                    2,863,881
                                                  -----------
             CHEMICALS (3.4%)
    75,300   Crompton Corp. ....................      790,650
    43,100   Englehard Corp. ...................      878,163
    18,300   Praxair Inc. ......................      812,062
                                                  -----------
                                                    2,480,875
                                                  -----------
             COMMUNICATIONS (0.7%)
    37,400   *Worldcom Inc. ....................      523,600
                                                  -----------
             COMPUTER & RELATED (5.3%)
    33,400   *Dell Computer ....................      582,412
    47,700   Diebold Inc. ......................    1,591,988
    52,300   *Parametric Technology Corp. ......      702,781
    73,330   *Unisys Corp. .....................    1,072,013
                                                  -----------
                                                    3,949,194
                                                  -----------
             ELECTRICAL EQUIPMENT (2.0%)
    47,900   *General Motors Corp. CL H ........    1,101,700
    19,900   *Gentex Corp. .....................      370,637
                                                  -----------
                                                    1,472,337
                                                  -----------
             ENTERTAINMENT & LEISURE (2.0%)
    34,700   *Sabre Holdings Corp. .............    1,496,437
                                                  -----------
             FINANCIAL SERVICES (1.9%)
     9,900   American General Corp. ............      806,850
     8,300   USA Education Inc. ................      564,400
                                                  -----------
                                                    1,371,250
                                                  -----------
             FORESTRY & PAPER PRODUCTS (5.8%)
    52,900   Boise Cascade Corp. ...............    1,778,763
    96,000   *Pactiv Corp. .....................    1,188,000
    25,300   Temple-Inland Inc. ................    1,356,712
                                                  -----------
                                                    4,323,475
                                                  -----------
             HOTEL/LODGING (1.4%)
   100,500   Hilton Hotels Corp. ...............    1,055,250
                                                  -----------
             HOUSEHOLD PRODUCTS (0.9%)
    21,500   Valspar Corp. .....................      691,870
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (12.2%)
    28,700   Allstate Corp. ....................  $ 1,250,244
    21,100   American Financial Group ..........      560,469
    30,800   Aon Corp. .........................    1,054,900
    29,400   CNA Financial Corp. ...............    1,139,250
    17,000   Hartford Financial Services
              Grp. .............................    1,200,625
    31,000   John Hancock Financial Services ...    1,166,375
    17,200   Lincoln National Corp. ............      813,775
    22,700   Safeco Corp. ......................      746,263
    12,700   XL Capital Ltd. CL A ..............    1,109,662
                                                  -----------
                                                    9,041,563
                                                  -----------
             MANUFACTURING (6.3%)
    15,000   *FMC Corp. ........................    1,075,312
    14,300   ITT Industries Inc. ...............      554,125
    10,000   Parker Hannifin Corp. .............      441,250
    33,900   *Polo Ralph Lauren Corp. ..........      756,394
    19,600   Rockwell Intl Corp. ...............      933,450
    74,500   Solutia Inc. ......................      894,000
                                                  -----------
                                                    4,654,531
                                                  -----------
             MEDIA & PUBLISHING (5.1%)
    29,600   Knight Ridder Inc. ................    1,683,500
    21,500   New York Times Co. CL A ...........      861,344
    28,300   Tribune Co. .......................    1,195,675
                                                  -----------
                                                    3,740,519
                                                  -----------
             MEDICAL & RELATED (4.2%)
    20,800   American Home Products Corp. ......    1,321,840
    48,800   *Caremark Rx Inc. .................      661,850
    25,900   HCA-The Healthcare Corp. ..........    1,139,859
                                                  -----------
                                                    3,123,549
                                                  -----------
             METALS & MINING (2.3%)
    38,600   Newmont Mining Corp. ..............      658,613
     2,400   *Stillwater Mining Co. ............       94,440
    53,200   USX-U.S. Steel Group ..............      957,600
                                                  -----------
                                                    1,710,653
                                                  -----------
             OIL, ENERGY & NATURAL GAS (11.1%)
    15,300   Burlington Resources Inc. .........      772,650
    71,600   Conoco Inc. CL A ..................    2,049,550
    38,800   Diamond Offshore Drilling .........    1,552,000
    22,200   Millipore Corp. ...................    1,398,600
    44,200   USX-Marathon Group ................    1,226,550
    32,200   Unocal Corp. ......................    1,245,738
                                                  -----------
                                                    8,245,088
                                                  -----------
             RETAIL (3.7%)
    35,000   Federated Department Stores
              Inc. .............................    1,225,000
    32,800   Nordstrom Inc. ....................      596,550
    92,300   *Saks Inc. ........................      923,000
                                                  -----------
                                                    2,744,550
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             SEMICONDUCTOR MANUFACTURING (2.3%)
    29,300   *Intl. Rectifier Corp. ............  $   879,000
    39,900   *National Semiconductor Corp. .....      802,987
                                                  -----------
                                                    1,681,987
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (0.4%)
    21,200   *Global Crossing Ltd. .............      303,425
                                                  -----------
             TRANSPORTATION & EQUIPMENT (3.7%)
    31,600   *AMR Corp. ........................    1,238,325
     9,500   *CNF Inc. .........................      321,219
    17,800   *EGL Inc. .........................      426,087
    44,100   Ryder System Inc. .................      733,163
                                                  -----------
                                                    2,718,794
                                                  -----------
             TOTAL U.S. COMMON STOCKS (86.0%)
              (COST $55,382,307) ...............  $63,637,347
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (1.5%)
             METALS & MINING (1.0%)
    21,200   Alcan Aluminium Ltd. ..............  $   724,775
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (0.5%)
    11,200   Cable & Wireless PLC SP ADR .......      446,600
                                                  -----------
             TOTAL CANADA                         $ 1,171,375
                                                  -----------
             CAYMAN ISLANDS (2.1%)
             COMMUNICATIONS (0.7%)
    26,200   *Garmin Ltd. ......................      517,450
                                                  -----------
             OIL, ENERGY & NATURAL GAS (1.4%)
    34,000   *Triton Energy Ltd. ...............    1,020,000
                                                  -----------
             TOTAL CAYMAN ISLANDS                 $ 1,537,450
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             ISRAEL (0.7%)
             AEROSPACE (0.7%)
    19,000   *Gilat Satellite Networks Ltd. ....  $   484,500
                                                  -----------
             LUXEMBOURG (0.8%)
             TELECOMMUNICATIONS (0.8%)
    24,600   *Millicom Intl. Cellular S.A. .....      565,800
                                                  -----------
             IRELAND (1.5%)
             PAPER & RELATED (1.5%)
    57,100   Jefferson Smurfit Grp. PLC ADR ....    1,113,450
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (6.6%)
              (COST $5,176,557) ................  $ 4,872,575
                                                  -----------
             TOTAL COMMON STOCKS (92.6%)
              (COST $60,558,864) ...............  $68,509,922
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (7.4%)
$2,460,000   American Express Cedit Corp. 5.75%
              1/2/01 ...........................  $ 2,460,000
 3,000,000   General Electric Capital Corp.
              5.900% 1/2/01 ....................    3,000,000
                                                  -----------
                                                    5,460,000
                                                  -----------
             TOTAL SHORT-TERM NOTES (7.4%)
              (COST $5,460,000) ................  $ 5,460,000
                                                  -----------
             TOTAL HOLDINGS (100.0%)
              (COST $66,018,864) (a) ...........  $73,969,922
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.0%) ...............       14,354
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $73,984,276
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by $266,064.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $66,018,864) ............  $73,969,922
  Cash in bank .............................           32
  Receivable for securities sold ...........      601,643
  Receivable for fund shares sold ..........        4,977
  Dividends and accrued interest
    receivable .............................       43,266
  Other ....................................        2,424
                                              -----------
    Total assets ...........................   74,622,264
                                              -----------
Liabilities:
  Payable for securities purchased .........      553,851
  Payable for fund shares redeemed .........        7,787
  Payable for investment management services
    (note 3) ...............................       46,917
  Other accrued expenses ...................       29,433
                                              -----------
    Total liabilities ......................      637,988
                                              -----------
Net assets at market value .................  $73,984,276
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 5,267,032
  Paid-in capital in excess of par value ...   60,591,183
  Accumulated net realized gain on
    investments (note 1) ...................      169,321
  Net unrealized appreciation on investments
    (note 1) ...............................    7,951,058
  Undistributed net investment income ......        5,682
                                              -----------
Net assets at market value .................  $73,984,276
                                              ===========
Shares outstanding (note 4) ................    5,267,032
Net asset value per share ..................  $     14.05
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $   204,412
  Dividends ................................      858,525
                                              -----------
    Total investment income ................    1,062,937
                                              -----------
Expenses:
  Management fees (note 3) .................      494,220
  Custodian fees (note 3) ..................       11,727
  Directors' fees (note 3) .................        1,400
  Professional fees ........................        8,101
  Accounting and transfer agent fees .......       42,293
  Printing .................................        9,000
  Filing ...................................        3,500
  Other ....................................       22,660
                                              -----------
    Total expenses .........................      592,901
                                              -----------
    Net investment income ..................      470,036
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    8,462,848
  Net increase in unrealized appreciation/
    (depreciation) on investments ..........    8,312,538
                                              -----------
  Net gain on investments ..................   16,775,386
                                              -----------
  Net increase in net assets from
    operations .............................  $17,245,422
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
From operations:
  Net investment income ....................................  $    470,036   $  2,109,910
  Realized gain on investments .............................     8,462,848      6,044,556
  Unrealized appreciation (depreciation) on investments ....     8,312,538     (3,470,618)
                                                              ------------   ------------
      Net increase in net assets from operations ...........    17,245,422      4,683,848
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................      (472,021)    (2,102,848)
  Capital gains distributions ..............................    (8,285,206)    (5,994,413)
                                                              ------------   ------------
      Total dividends and distributions ....................    (8,757,227)    (8,097,261)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold ................................     6,815,814      8,091,987
  Received from dividends reinvested .......................     8,757,227      8,097,261
  Paid for shares redeemed .................................   (14,695,642)   (24,674,975)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................       877,399     (8,485,727)
                                                              ------------   ------------
         Increase (decrease) in net assets .................     9,365,594    (11,899,140)
Net Assets:
  Beginning of period ......................................    64,618,682     76,517,822
                                                              ------------   ------------
  End of period (a) ........................................  $ 73,984,276   $ 64,618,682
                                                              ============   ============
(a) Includes undistributed net investment income of ........  $      5,682   $      7,667
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2000         1999       1998       1997       1996
                                                              ------       ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $12.11       $12.92     $13.53     $12.93     $11.99
Income from investment operations:
  Net investment income ....................................    0.10         0.39       0.34       0.39       0.48
  Net realized and unrealized gain on investments ..........    3.69         0.42       0.46       1.48       1.31
                                                              ------       ------     ------     ------     ------
    Total income from investment operations ................    3.79         0.81       0.80       1.87       1.79
                                                              ------       ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................   (0.10)       (0.39)     (0.34)     (0.46)     (0.44)
  Distributions from net realized capital gains ............   (1.75)       (1.23)     (1.06)     (0.81)     (0.41)
  Distributions in excess of capital gains .................    0.00         0.00      (0.01)      0.00       0.00
                                                              ------       ------     ------     ------     ------
    Total distributions ....................................   (1.85)       (1.62)     (1.41)     (1.27)     (0.85)
                                                              ------       ------     ------     ------     ------
Net asset value, end of period .............................  $14.05       $12.11     $12.92     $13.53     $12.93
                                                              ======       ======     ======     ======     ======
Total return ...............................................    31.0%        6.46%      5.91%     15.19%     15.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.96%        0.95%      0.93%      0.95%      0.97%
  Ratio of net investment income to average net assets .....    0.76%        2.94%      2.52%      2.88%      3.90%
Portfolio turnover rate ....................................     230%          34%        45%        41%        37%
Net assets at end of period (millions) .....................  $ 74.0       $ 64.6     $ 76.5     $ 59.8     $ 38.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -11.22%
Three year                                  26.55%
Five year                                   20.94%
Since inception (4/30/94)                   23.91%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

In 2000, market volatility was the norm. Early in the year, we saw the NASDAQ Composite Index reach the 5,000 mark, only to watch these gains suddenly disappear as investor confidence in stock valuations gave way to uncertainty. Growth stocks of all sizes were especially vulnerable in this environment, with evidence of a slowing economy, interest rate increases by the Federal Reserve Board, and disappointing earnings announcements all combining to precipitate substantial declines. In fact, it was a year distinguished by the largest discrepancy ever between returns for small-cap growth investments and those for small-cap value investments. Indeed, the Russell 2000 Growth Index was down -22.43% for the year, while the Russell 2000 Value Index gained 22.83%.

As a growth-oriented fund, the Ohio National Small-Cap Portfolio struggled under these conditions, losing -11.22% in 2000 while the Fund's benchmark, the Russell 2000 Index, fell -3.02%. The Fund's underperformance was the result of poor showings from holdings in the consumer cyclical, retail, and technology sectors. Tech companies in the Fund were particularly hard-hit late in the year, when investors' concerns of a capital spending slowdown in the telecom sector led to disappointing performance from a number of holdings representing this area.

In spite of the year's many obstacles, we pressed on with our disciplined, bottom-up research, which led us to some standout performers. Specifically, strong stock selection in the healthcare sector proved beneficial. We also became very focused in 2000 on earnings visibility, seeking companies that we believe can continue to meet or exceed estimates.

Meanwhile, we took advantage of 2000's declines by purchasing fundamentally strong tech companies that, until this past year, did not meet our valuation criteria. By continuing to search for these types of "bargains, while also adding new positions to the Fund that we view as less economically sensitive -- such as restaurants and hospitals -- we feel that the Fund will be strategically positioned going forward.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                               SMALL CAP PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)             RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
4/94                                                                      10000.00                           10000.00
                                                                          10144.00                            9554.00
'94                                                                       12126.10                           10026.00
                                                                          14236.10                           11471.70
'95                                                                       16129.50                           12878.10
                                                                          18455.40                           14212.30
'96                                                                       18986.90                           15002.50
                                                                          18979.30                           16532.80
'97                                                                       20594.40                           18343.10
                                                                          21372.90                           19309.80
"98                                                                       22770.70                           17933.00
                                                                          30341.90                           19597.20
'99                                                                       47011.80                           21745.00
                                                                          56813.70                           22403.90
'00                                                                       41741.00                           21104.50

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Shaw Group Inc.                        4.0
 2.  Albany Molecular Research              2.4
 3.  Harris Corp.                           2.4
 4.  Veritas DG Inc.                        2.3
 5.  DMC Stratex Networks Inc.              2.3
 6.  Quanta Services Inc.                   2.2
 7.  Macrovision Corporation                2.2
 8.  CEC Entertainment Inc.                 2.2
 9.  CYTYC Corporation                      2.1
10.  National Oilwell Inc.                  2.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Medical and Related                    10.5
 2.  Electronic Components                   7.5
 3.  Retail                                  6.7
 4.  Computer and Related                    6.6
 5.  Telecommunications and
     Cellular                                6.0

---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
--------------------------------------------------------------
              AEROSPACE (0.7%)
     67,200   *The Titan Corp. .................  $  1,092,000
                                                  ------------
              AGRICULTURAL BIOTECHNOLOGY (0.4%)
     22,350   *Eden Bioscience Technology ......       669,103
                                                  ------------
              BATTERIES (0.3%)
     53,900   *Valence Technology Inc. .........       501,944
                                                  ------------
              BUSINESS SERVICES (5.0%)
     10,625   *Aether Systems Inc. .............       415,703
     59,650   *Corp Executive Board ............     2,372,019
     79,725   *Teletech Holdings Inc. ..........     1,464,947
    112,300   *Vertitas DG Inc. ................     3,627,290
                                                  ------------
                                                     7,879,959
                                                  ------------
              CHEMICALS (2.4%)
     62,575   *Albany Molecular Research .......     3,856,184
                                                  ------------
              COMMUNICATIONS (1.3%)
     84,274   *Spectrasite Holdings Inc. .......     1,116,630
     25,500   *Wireless Facilities .............       924,375
                                                  ------------
                                                     2,041,005
                                                  ------------
              COMPUTER & RELATED (6.6%)
     18,375   *Adept Technology Inc. ...........       266,437
     71,855   *Braun Consulting Inc. ...........       264,965
     37,350   *CDW Computer Centers Inc. .......     1,041,131
     38,025   *Documentum Inc. .................     1,889,367
    159,230   *Insight Enterprises Inc. ........     2,856,188
     36,925   *Maugistics Group ................     2,104,725
     13,625   *Mercury Interactive Corp. .......     1,229,656
     77,325   *Secure Computing Corp. ..........       763,584
                                                  ------------
                                                    10,416,053
                                                  ------------
              CONSULTING SERVICES (2.3%)
     58,700   *Management Network Group Inc. ...       697,063
     27,225   *Professional Detailing Inc. .....     2,879,469
                                                  ------------
                                                     3,576,532
                                                  ------------
              ELECTRICAL EQUIPMENT (1.0%)
     10,925   *Capsone Turbine Corp. ...........       305,900
    139,368   *Remec Inc. ......................     1,341,417
                                                  ------------
                                                     1,647,317
                                                  ------------
              ELECTRICAL SERVICES (3.9%)
     74,618   *Dycom Industries ................     2,681,584
    109,000   *Quanta Services Inc. ............     3,508,438
                                                  ------------
                                                     6,190,022
                                                  ------------
              ELECTRONIC COMPONENTS (7.5%)
     85,450   *AXT Inc. ........................     2,825,191
     23,500   *Astropower Inc. .................       738,881
     52,275   *Brooks Automation Inc. ..........     1,466,967
     60,800   *Cree Research Inc. ..............     2,160,300
     54,185   *Emcore Corp. ....................     2,546,695
     54,475   Methode Electronics ..............     1,249,520
     65,600   *TTM Technologies ................       930,700
                                                  ------------
                                                    11,918,254
                                                  ------------

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
--------------------------------------------------------------
              FOOD & RELATED (0.7%)
     21,125   *Performance Food Group ..........  $  1,082,986
                                                  ------------
              HEALTH CARE & RELATED (2.3%)
     39,100   *Community Health Systems ........     1,368,500
     29,575   *Lifepoint Hospitals .............     1,482,447
     20,475   *Providence Healthcare ...........       806,203
                                                  ------------
                                                     3,657,150
                                                  ------------
              INDUSTRIAL SERVICES (4.6%)
     22,175   *Insituform Technologies .........       884,228
    126,430   *Shaw Group Inc. .................     6,321,500
                                                  ------------
                                                     7,205,728
                                                  ------------
              INTERNET SOFTWARE & SERVICES (5.0%)
     99,850   *Keystone System Inc. ............     1,416,622
     29,675   *Saba Software Inc. ..............       467,381
    142,050   *Sonicwall Inc. ..................     2,308,312
     48,950   *Watchguard Technologies Inc. ....     1,548,044
     73,925   *Webtrends Corp. .................     2,139,205
                                                  ------------
                                                     7,879,564
                                                  ------------
              LASER/COMPONENTS (0.5%)
    108,725   *GSI Lumonics Inc. ...............       869,800
                                                  ------------
              MACHINERY (2.0%)
     80,225   *National Oilwell Inc. ...........     3,103,705
                                                  ------------
              MANUFACTURING (1.0%)
    100,475   *Concord Camera Corp. ............     1,657,838
                                                  ------------
              MEDIA & PUBLISHING (0.1%)
      8,100   *Entravision Communications ......       148,838
                                                  ------------
              MEDICAL & RELATED (10.5%)
     41,237   *Accredo Health Inc. .............     2,069,582
     11,825   *Alexion Pharmaceuticals .........       767,886
     52,475   *CYTYC Corp. .....................     3,282,967
     16,025   *Celgene Corp. ...................       520,812
     44,575   *Cephalon Inc. ...................     2,822,155
     30,825   *Cima Labs Inc. ..................     2,005,552
     79,575   *Discovery Partners Intl. ........       964,847
     13,100   *Myraid Genetics Inc. ............     1,084,025
     31,175   *Patterson Dental ................     1,056,053
     14,750   *Regeneron Pharmaceuticals .......       520,168
     41,425   *Zoll Medical Corp. ..............     1,452,464
                                                  ------------
                                                    16,546,511
                                                  ------------
              MOTION PICTURE & SERVICE (2.2%)
     46,200   *Macrovision Corp. ...............     3,419,522
                                                  ------------
              NETWORK PRODUCTS (0.3%)
     23,425   *IXIA ............................       535,847
                                                  ------------
              OIL, ENERGY & NATURAL GAS (2.8%)
     97,975   *Cal Drive International .........     2,608,584
     25,575   Helmrich & Payne .................     1,122,103
     39,150   *Syntroleum Corp. ................       665,550
                                                  ------------
                                                     4,396,237
                                                  ------------
              POWER CONV/SUPPLY EQUIPMENT (0.2%)
     28,825   *Proton Energy ...................       302,663
                                                  ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
--------------------------------------------------------------
              RENTAL EQUIPMENT (1.8%)
     82,825   *Rent-a-Center Inc. ..............  $  2,857,463
                                                  ------------
              RESTAURANTS (0.9%)
     97,950   Ruby Tuesday .....................     1,493,738
                                                  ------------
              RETAIL (6.7%)
    100,075   *CEC Entertainment Inc. ..........     3,415,059
     29,905   *Cost Plus Inc. California .......       878,459
     67,000   *Cracker Barrel ..................     1,218,563
     52,365   *Linens N Things .................     1,446,583
     47,975   *The Mens Wearhouse Inc. .........     1,307,319
     49,650   *Tweeter Home Entertainment
               Group ...........................       605,109
     77,450   *Ultimate Electronics Inc. .......     1,699,059
                                                  ------------
                                                    10,570,151
                                                  ------------
              SCHOOLS (1.1%)
     48,950   *Education Management Corp. ......     1,749,963
                                                  ------------
              SEMICONDUCTOR MANUFACTURER (1.1%)
     25,900   *American Superconductor .........       739,769
     68,550   *Therma-Wave Inc. ................       959,700
                                                  ------------
                                                     1,699,469
                                                  ------------
              TELECOMMUNICATIONS & CELLULAR (6.0%)
    125,375   Harris Corp. .....................     3,839,609
     60,125   *Lexent Inc. .....................     1,029,641
    102,825   *Mastec Inc. .....................     2,056,500
      5,225   *Optical Communications
               Products ........................        58,781
     32,225   *Tekelec .........................       966,750
     42,540   *Viasat Inc. .....................       558,338
     29,275   *Vyyo Inc. .......................       179,309
     51,825   *WJ Communications Inc. ..........       738,506
                                                  ------------
                                                     9,427,434
                                                  ------------
              THERAPEUTICS (1.2%)
     16,275   *Cell Therapeutics Inc. ..........       733,392
     40,775   *Praecis Pharmaceuticals Inc. ....     1,192,669
                                                  ------------
                                                     1,926,061
                                                  ------------
              TRANSPORTATION SERVICE & EQUIPMENT (1.1%)
     57,225   C.H. Robinson World ..............     1,799,011
                                                  ------------
              TRAVEL & VACATION SERVICES (1.1%)
     59,875   *Hotel Reservations Inc. .........     1,698,953
                                                  ------------
              WIRELESS EQUIPMENT (2.7%)
    244,104   *DMC Stratex Networks Inc. .......     3,661,560
     46,205   *Novatel Wireless Inc. ...........       571,810
                                                  ------------
                                                     4,233,370
                                                  ------------
              TOTAL U.S. COMMON STOCKS (87.3%)
               (COST $134,754,289) .............  $138,050,375
                                                  ------------

                                                     MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
--------------------------------------------------------------
              CANADA (0.9%)
              COMPUTER SOFTWARE
     40,650   *Optimal Robotics Corp. ..........  $  1,364,316
                                                  ------------
              CAYMAN ISLANDS (0.8%)
              COMMUNICATIONS
     66,125   *Garmin ..........................     1,305,969
                                                  ------------
              NETHERLANDS (2.4%)
              OIL, ENERGY & NATURAL GAS
    104,500   *Core Laboratories ...............     2,834,563
                                                  ------------
              TOTAL FOREIGN COMMON STOCKS (3.5%)
               (COST $5,104,966) ...............  $  5,504,848
                                                  ------------
              TOTAL COMMON STOCKS (90.8%) (COST
               $139,859,255) ...................  $143,555,223
                                                  ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL (15.1%)
$23,903,000   Firstar 4.250% 1/2/01 repurchase
               price $23,914,133 collateralized
               by various government agency
               obligations Market Value:
               (24,379,065) Face Value:
               ($28,258,480) Due from: 5/2/14 to
               9/1/5/29 Interest from: 6.000% to
               7.492% ..........................  $ 23,903,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS
               (15.1%) (COST $23,903,000) ......  $ 23,903,000
                                                  ------------
              TOTAL HOLDINGS (105.9%) (COST
               $163,762,255) (a) ...............  $167,458,223
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-5.9%) .............    (9,412,987)
                                                  ------------
              TOTAL NET ASSETS (100.0%) ........  $158,045,236
                                                  ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by $34,315.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $163,762,255) ..........  $167,458,223
  Cash in bank ............................           342
  Receivable for securities sold ..........     1,058,381
  Receivable for fund shares sold .........        78,510
  Dividends and accrued interest
    receivable ............................        12,397
  Other ...................................         2,362
                                             ------------
    Total assets ..........................   168,610,215
                                             ------------
Liabilities:
  Payable for securities purchased ........    10,204,392
  Payable for fund shares redeemed ........       214,438
  Payable for investment management
    services (note 3) .....................       102,697
  Other accrued expenses ..................        43,452
                                             ------------
    Total liabilities .....................    10,564,979
                                             ------------
Net assets at market value ................  $158,045,236
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $  7,138,891
  Paid-in capital in excess of par
    value .................................   147,244,692
  Distribution in excess of net realized
    gains on investments (note 1) .........       (34,315)
  Net unrealized appreciation on
    investments (note 1) ..................     3,695,968
                                             ------------
Net assets at market value ................  $158,045,236
                                             ============
Shares outstanding (note 4) ...............     7,138,891
Net asset value per share .................  $      22.14
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    433,473
  Dividends ................................        86,301
                                              ------------
    Total investment income ................       519,774
                                              ------------
Expenses:
  Management fees (note 3) .................     1,483,802
  Custodian fees (note 3) ..................        38,526
  Directors' fees (note 3) .................         3,500
  Professional fees ........................        15,299
  Accounting and transfer agent fees .......       127,091
  Printing .................................        29,106
  Filing ...................................         8,500
  Other ....................................        10,015
                                              ------------
    Total expenses .........................     1,715,839
                                              ------------
    Net investment loss ....................    (1,196,065)
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    33,702,064
  Net decrease in unrealized appreciation
    (depreciation) on investments ..........   (53,403,767)
                                              ------------
  Net loss on investments ..................   (19,701,703)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(20,897,768)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEARS ENDED
                                                                ----------------------------
                                                                    2000            1999
                                                                ------------    ------------
From operations:
  Net investment loss ......................................    $ (1,196,065)   $   (641,905)
  Realized gain on investments .............................      33,702,064      49,188,742
  Unrealized appreciation (depreciation) on investments ....     (53,403,767)     36,969,442
                                                                ------------    ------------
      Net increase (decrease) in net assets from
       operations ..........................................     (20,897,768)     85,516,279
                                                                ------------    ------------
Dividends and distributions to shareholders:
  Capital gains distributions ..............................      34,574,485     (42,956,147)
  Return of capital.........................................         440,600              --
                                                                ------------    ------------
  Total dividends and distributions.........................     (35,015,085)    (42,956,147)
                                                                ------------    ------------
From capital share transactions (note 4):
  Received from shares sold ................................      30,620,205      22,600,298
  Received from dividends reinvested .......................      35,015,085      42,956,147
  Paid for shares redeemed .................................     (19,595,075)    (15,774,683)
                                                                ------------    ------------
      Increase in net assets derived from capital share
       transactions ........................................      46,040,215      49,781,762
                                                                ------------    ------------
         Increase (decrease) in net assets .................      (9,872,638)     92,341,894
Net Assets:
  Beginning of period ......................................     167,917,874      75,575,980
                                                                ------------    ------------
  End of period ............................................    $158,045,236    $167,917,874
                                                                ============    ============

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2000       1999       1998       1997      1996
                                                              ------     ------     ------     ------    ------
Per share data:
Net asset value, beginning of period .......................  $31.62     $20.70     $18.72     $18.03    $15.85
Income (loss) from investment operations:
  Net investment loss ......................................   (0.22)     (0.16)     (0.06)     (0.02)    (0.08)
  Net realized & unrealized gain (loss) on investments .....   (3.09)     21.96       2.04       1.54      2.80
                                                              ------     ------     ------     ------    ------
    Total income (loss) from investment operations .........   (3.31)     21.80       1.98       1.52      2.72
                                                              ------     ------     ------     ------    ------
Less distributions:
  Distributions from net realized capital gains ............   (6.09)    (10.88)        --      (0.83)    (0.54)
  Return of capital.........................................   (0.08)        --         --         --        --
                                                              ------     ------     ------     ------    ------
  Total distributions.......................................   (6.17)    (10.88)        --      (0.83)    (0.54)
                                                              ------     ------     ------     ------    ------
Net asset value, end of period .............................  $22.14     $31.62     $20.70     $18.72    $18.03
                                                              ======     ======     ======     ======    ======
Total return ...............................................  (11.22)%   106.46%     10.57%      8.47%    17.71%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.92%      0.89%      0.91%      0.94%     0.96%
  Ratio of net investment loss to average net assets .......   (0.64)%    (0.61)%    (0.30)%    (0.11)%   (0.48)%
Portfolio turnover rate ....................................     138%       166%        99%        80%       70%
Net assets at end of period (millions) .....................  $158.0     $167.9     $ 75.6     $ 58.3    $ 38.5

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -30.27%
Three year                                  14.61%
Five year                                   13.51%
Since inception (3/31/95)                   13.31%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The performance of the MSCI World Ex-U.S. Small Cap Index (MSCI Index), measured in U.S. dollars, was -7.36% in the fourth quarter. Pacific ex Japan and Europe were the best performing regions in the small cap universe, returning -0.5% and -2.0%, respectively. Japan was the worst performing market, where the economy is showing no signs of recovery. It returned -17.3% in the last quarter of the year.

Most of the fourth quarter of 2000 was characterized by concerns about a sharp slowdown of the U.S. economy, deteriorating corporate profit picture and weak capital spending outlook. This sent the S&P and NASDAQ to lower levels, returning -8.1% and -32.7%, respectively, in the final quarter. In view of that, international stock markets, including small companies, also fell on greater probability about a global economic slowdown. In particular, technology, media and telecommunication (TMT) stocks continued to be driven to new lows.

The energy and financial sectors in the small cap universe were the only two areas that continued to buck this downward trend. High natural gas prices and the need for more oil services drove these stocks to record highs. Banks and insurers also performed well on expectation of a peak in the interest rate cycle.

For the fourth quarter, the Ohio National International Small Company Portfolio had a return of -15.13%, which underperformed the MSCI World Ex-US Small Cap Index.

The fund's underperformance relative to our benchmark index is mostly attributable to being overweight in information technology, as the fund did not escape the TMT volatility worldwide. Despite better results and improved outlook from many smaller companies in our universe, negative market sentiment drove these stocks down after attempting to rebound from their lows.

Japan continued to have positive allocation and security selection effects in the fourth quarter, due to a combination of being underweight in the country relative to our benchmark index and finding the good investments. For example, Dainippon Pharmaceutical Company in Japan was among the top five performers in the quarter due to better than expected results and upward earnings revisions. Our exposure in Financials also had a positive contribution on the back of expectations the interest rate cycle peaked. Man Group PLC in the United Kingdom was among the top ten performers, as their investment funds have a low correlation to the US market.

We continue to expect Europe to be a beneficiary of slower economic growth in the United States. Oil prices, inflation expectations and interest rates are no longer rising, but falling. The recovery of the euro on the back of a deteriorating U.S. economy and dollar weakness has begun. Thus, we expect a stronger euro may reverse the cross-border outflow of investments of the past two years. Given Europe's favorable fundamentals relative to the U.S. and Asia, we are currently overweighting the region. In terms of sectors, we are more neutrally positioned relative to our benchmark index. We remain, however, bullish on the healthcare sector with a slight overweight in TMT.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                INTERNATIONAL SMALL COMPANY
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                               EAFE
                                                              -------------------------------                  ----
3/95                                                                        10000                              10000
                                                                            10421                              10073
'95                                                                         10890                            10934.2
                                                                          11945.2                            11444.9
'96                                                                       12206.8                            11630.3
                                                                          13407.9                            12951.5
'97                                                                       13630.5                            11765.1
                                                                            14466                              13657
'98                                                                       14110.2                            14028.4
                                                                          17531.9                            14585.4
'99                                                                         29422                            17811.6
                                                                          25235.3                            17088.5
'00                                                                       20516.3                            15289.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE is a capitalization weighted index that monitors the performance of stocks from Europe, Australia, and the Far East.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Matalan PLC                            1.4
 2.  China Everbright Ltd.                  1.3
 3.  Zodiac SA                              1.2
 4.  Daido Steel Co. Ltd.                   1.1
 5.  Dainippon Pharma Co. Ltd.              1.1
 6.  Pinguely-Haulotte                      1.1
 7.  Cae Inc.                               1.1
 8.  Straumann Holdings AG-REG              1.0
 9.  Jomed NV                               1.0
10.  Vestas Wind Systems A/S                1.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Medical and Healthcare                 15.6
 2.  Computer and Related                    8.3
 3.  Finance                                 6.4
 4.  Electrical and Electronics              5.9
 5.  Food and Beverage                       5.8

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (15.5%)
     6,162   Amey PLC (28)......................  $   176,697
    18,000   Associated British Foods PLC
              (15)..............................      135,423
     6,753   Atkins (WS) PLC (28)...............       89,005
     1,471   *Autonomy Corp. (9)................       41,968
    62,000   Balfour Beatty PLC (5).............      110,653
    31,000   *Baltimore Technologies PLC (9)....      159,614
    28,798   Biocompatibles Intl PLC (23).......      157,416
    27,215   British Energy PLC (12)............      104,459
     4,835   BTG PLC (28).......................      104,706
     4,277   *Cambridge Antibody Technology
              (23)..............................      242,094
    44,000   Chloride Group PLC (11)............      108,100
    26,439   Collins Stewart (14)...............      167,818
    21,000   Ed & F Man Group PLC (14)..........      193,199
    40,000   FKI PLC (21).......................      131,279
     8,400   Galen Holdings PLC (23)............      105,695
       115   Generics Group AG (9)..............       41,650
     6,300   Guardian IT PLC (144A) (28)........       89,856
    22,600   Hit Entertainment PLC (22).........      137,544
    19,000   Intec Telecom Systems PLC (9)......      113,790
    10,400   Intermediate Capital Group PLC
              (14)..............................      142,121
    98,900   Kidde PLC (28).....................      106,349
    41,850   *Matalan (27)......................      435,958
    53,637   Medisys PLC (23)...................      106,542
    10,000   Morse Holdings (144A) (9)..........       56,380
     9,150   National Express Group PLC (31)....       99,007
     9,430   Nestor Healthcare Group PLC (23)...       69,010
     4,685   NXT PLC (9)........................       49,154
     1,110   RM PLC (9).........................        9,449
     4,380   Royalblue Group PLC (9)............       68,686
    14,360   *Scoot.com PLC (22)................       14,262
    14,066   *Shire Pharmaceuticals Grp PLC
              (23)..............................      222,890
   144,000   Stagecoach Holdings PLC (31).......      150,545
    53,000   Taylor Nelson (22).................      195,514
     1,398   Telecity PLC (9)...................       11,369
    40,600   Telework Group (9).................      114,905
     7,216   *Trafficmaster PLC (28)............       42,031
     3,212   Transense Technologies PLC (9).....      116,450
     2,965   Turbo Genset Inc. (12).............       85,243
     4,900   Volex Group PLC (11)...............      144,168
    17,910   Wetherspoon (JD) PLC (18)..........       88,939
                                                  -----------
                                                    4,739,938
                                                  -----------
             JAPAN (13.9%)
     2,700   Bandai Co. Ltd. (10)...............       99,407
     3,500   Belluna Co. Ltd. (27)..............       90,844
     6,400   Capcom Co. Ltd. (9)................      218,880
    37,000   Central Glass Co. Ltd. (5).........      173,670
     2,400   Circle K Japan Co. Ltd. (27).......       84,174
   140,000   Daido Steel Co. Ltd. (24)..........      357,878
    21,000   Dainippon Pharmaceuitical Co.
              (23)..............................      346,275
    45,000   *Dowa Mining Co. (24)..............      194,730
    20,000   First Section (15).................      120,747
     6,000   Fuji Oil Co. Ltd. (15).............       52,347
    29,000   *Hino Motors Ltd. (3)..............      112,083
    13,000   Hisamitsu Pharmaceuticals Co. Inc.
              (23)..............................      224,908

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             JAPAN (CONTINUED)
    32,000   Hitachi Koki Co. Ltd. (11).........  $    88,222
     1,400   Hokuto Corp. (15)..................       48,491
    15,000   Japan Aviation Electronics (11)....      101,553
    15,000   JGC Corp. (34).....................      101,946
    41,000   *Kanebo Ltd. (10)..................      101,230
     5,000   Katokichi Co. (15).................      130,867
    11,000   Kinetesu World Express Inc. (31)...       98,848
     3,000   *Kirin Beverage Corp. (15).........       59,021
     3,900   Koei Co. Ltd. (10).................      106,500
     6,000   Komori Corp. (20)..................       99,459
     3,700   Kose Corp. (10)....................      123,635
    36,000   Mitsubishi Gas Chemical (7)........      108,358
    60,000   Nippon Sanso Corp. (7).............      235,561
    10,000   NOK Corp. (3)......................      113,418
    11,000   Rohto Pharmaceutical Co. Ltd.
              (23)..............................      138,196
    11,000   Sega Enterprises (10)..............      106,718
    25,000   *Seiyu Ltd. (27)...................       66,088
     5,000   Sigma Koki Co. Ltd. (11)...........       70,232
    29,000   Teikoku Oil Co. Ltd. (12)..........      120,433
    55,000   Toho Gas Co. Ltd. (32).............       98,369
     2,300   Tomy Co. Ltd. (10).................       54,982
                                                  -----------
                                                    4,248,070
                                                  -----------
             FRANCE (9.6%)
       550   Arkopharma (23)....................       80,109
     3,350   BCI Navigation (9).................       76,402
     1,219   Beneteau (10)......................      154,642
       900   Erdania Beghin-Say (15)............       78,315
     3,100   *Group Sonopar (22)................       88,674
       794   Highwave Optical (29)..............      108,113
       891   Ipsos (22).........................       97,124
     2,008   Lapeyre (5)........................      122,650
       950   Metrologic Group (9)...............       80,344
    11,599   Pinguely-Haulotte (20).............      337,887
     4,745   Publicis SA-CVG (22)...............        9,765
     4,745   Publicis SA (22)...................      160,475
       562   Radiall SA (29)....................       95,060
     1,700   Rallye (15)........................       99,044
     6,308   Remy Cointreau (15)................      266,743
       571   Rodriguez Group (10)...............      174,278
     5,550   *SOITEC (11).......................      135,599
       800   Stedim (23)........................       93,970
    10,000   Studio Canal (22)..................       97,729
     2,620   UBI Soft Entertainment SA (9)......      102,174
    10,000   Valtech (9)........................       96,319
     1,361   Zodiac SA (21).....................      376,006
                                                  -----------
                                                    2,931,422
                                                  -----------
             SWITZERLAND (9.5%)
       301   Actelion Ltd. (23).................      136,860
        55   Bank Sarasin & Cie (4).............      176,685
       130   Distronic Holding AG (23)..........      116,050
       400   Feintool Intl. Holding (20)........      189,041
     5,700   *Jomed (23)........................      313,400
        60   *Kudelski SA Bearer (10)...........       66,720

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             SWITZERLAND (CONTINUED)
       260   *Kuehne & Nagel Intl. AG (31)......  $   160,462
       563   *Logitech Intl. (9)................      142,602
       250   *Micronas Semiconductor Hldg AG
              (11)..............................      104,714
       140   OZ Holding AG (14).................      203,250
        67   Phonak Holding AG (23).............      277,735
       100   SEZ Holding AG (11)................       55,600
       176   *Straumann Holding AG (23).........      315,315
       564   Swisslog Holding AG (20)...........      247,384
       160   Sulzer AG (12).....................      115,550
       275   Tecan AG (23)......................      285,584
                                                  -----------
                                                    2,906,952
                                                  -----------
             CANADA (8.9%)
    10,000   *AGF Management Ltd.-B (4).........      163,339
     7,500   Agrium Inc.(7).....................      108,254
     6,544   Alliance Atlantis (22).............       95,982
     2,562   Anderson Exploration (12)..........       58,159
    13,425   ATI Technologies Inc. (11).........       76,525
    20,290   CAE Inc. (1).......................      330,062
     8,000   *Canadian Hunter Exploration Ltd.
              (12)..............................      219,207
     5,920   Centrinity Inc. (9)................       65,122
    20,866   CHC Helicopter Corp. CL A (31).....      139,111
    11,000   CI Fund Management Inc. (14).......      120,637
     4,400   Clarica Life Ins. Co. (19).........      123,057
     6,521   Com Dev International (29).........       67,386
     5,000   Global Thermoelectric (20).........       65,169
     3,286   GT Group Telecom Inc. CL B (29)....       24,427
     6,000   Industrial Alliance Life Ins. Co.
              (19)..............................      162,605
     6,900   Manitoba Telecom Services (29).....      176,646
     3,549   Molson Cos. Ltd. CL A (15).........      101,741
    12,607   *Mosaic Group Inc. (9).............       81,528
     3,700   National Bank of Canada, Montreal
              (4)...............................       65,616
     3,292   Pivotal Corp. (9)..................      122,010
    14,000   Stressgen Biotechnologies Corp.
              (23)..............................       63,002
    17,000   Tosco Corp. (12)...................      175,673
     6,700   *Westjet Airlines (12).............      103,853
                                                  -----------
                                                    2,709,111
                                                  -----------
             HONG KONG (6.9%)
   312,000   Brilliance China Automotive Hldgs.
              (3)...............................       85,003
   392,000   China Everbright Ltd. (14).........      404,580
   900,000   *China Shipping Development Co.
              (31)..............................      136,159
   138,000   Computer & Technologies Hldgs. Inc.
              (9)...............................       74,753
   154,000   Cosco Pacific Ltd. (28)............      119,453
    23,000   Dah Sing Financial Group (14)......      123,851
   921,000   Denway Motors Ltd. (3).............      160,591
   136,000   Esprit Asia Holdings Ltd. (27).....      115,953
   360,000   First Pacific Co. (14).............      102,696
   190,000   Giordano International Ltd. (27)...       87,696
    36,000   Guoco Group Ltd. (4)...............      107,312
    94,000   Hang Lung Development Co. (26).....       83,760
   220,000   Huaneng Power Intl. (32)...........      106,478
    39,000   Hysan Development Co. Ltd. (26)....       55,002
   300,000   I-Cable Communications Ltd. (22)...      126,928

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             HONG KONG (CONTINUED)
    67,000   Kerry Properties (26)..............  $    90,196
    49,000   Smartone Telecommunications (29)...       70,676
    20,500   Wing Hang Bank Ltd. (4)............       74,118
                                                  -----------
                                                    2,125,205
                                                  -----------
             AUSTRALIA (6.0%)
    14,500   Australian Stock Exchange (14).....      102,262
    51,485   *Billabong International Ltd.
              (10)..............................      121,502
    29,535   FH Faulding & Co. Ltd. (23)........      194,357
    28,386   Lang Corp. Ltd. (31)...............      179,013
   294,378   M.I.M. Holdingd Ltd. (24)..........      190,289
    43,062   Mayne Nickless Ltd. (31)...........      140,138
    45,000   Qantas Airways Ltd. (31)...........       88,971
   130,000   *Renewable Energy Corp. (28).......      118,806
    34,591   *Resmed Inc. (23)..................      140,598
    45,511   Santos Ltd. (12)...................      152,673
    23,538   Sonic Healchcare Ltd. (23).........      114,901
    28,460   Suncorp-Metway Ltd. (4)............      170,916
    48,455   Southcorp Ltd. (6).................      132,146
                                                  -----------
                                                    1,846,572
                                                  -----------
             GERMANY (4.7%)
       690   Altana AG (23).....................      108,865
     2,767   Amatech AG (9).....................       51,483
     1,800   *Babcock Borsig AG (5).............       86,264
     4,600   Comroad AG (9).....................      155,614
     3,100   Douglas Holdings AG (27)...........      113,901
     3,200   *GFK AG (22).......................       91,715
       400   Hugo Boss Pfd. (27)................      107,126
     4,200   *Jenoptik AG (11)..................      122,349
     1,678   Lion Bioscience AG (9).............      138,760
       920   Technotrans (20)...................      112,388
     1,770   Tecis Holding AG (14)..............      111,439
     2,750   *Wedeco AG Water Techology (32)....       98,069
     3,200   Zapf Creation AG (10)..............      138,324
                                                  -----------
                                                    1,436,297
                                                  -----------
             NETHERLANDS (3.5%)
     5,000   Boskalis Westminster (5)...........      123,571
     6,236   CSM BR Cert (15)...................      154,703
     3,500   DSM (7)............................      122,711
     8,629   Koninklijke Wessanen (15)..........      106,629
     3,000   *Nutreco Holding (15)..............      159,561
     2,749   Teleplan International (9).........       92,738
     2,391   Van Der Moolen Holdings (14).......      204,910
     8,415   Vedior NV-CVA (28).................      101,612
                                                  -----------
                                                    1,066,435
                                                  -----------
             SWEDEN (2.7%)
     5,000   *Arkivator AB (29).................      123,372
    15,600   Capio AB (23)......................      115,641
     4,740   JM AB-B (27).......................      104,909
     5,300   Nobel Biocare AB (23)..............      163,327

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             SWEDEN (CONTINUED)
     6,900   Q-Med AB (23)......................  $   140,294
    17,105   *Readsoft AB (9)...................       97,815
    11,010   *Teligent AB (29)..................       85,697
                                                  -----------
                                                      831,055
                                                  -----------
             SPAIN (2.7%)
     4,988   ACS, Actividades de Construccion y
              Servicias SA (5)..................      117,649
     3,091   Gamesa (32)........................       74,358
    25,700   Grupo Dragados SA (5)..............      280,143
    24,000   Zeltia SA (23).....................      280,782
    24,000   Zeltia Rights (23).................       69,463
                                                  -----------
                                                      822,395
                                                  -----------
             SINGAPORE & MALAYSIA (2.2%)
    52,000   Capitaland Ltd. (27)...............       89,965
    39,000   Elec & Eltek Intl. Co. Ltd. (11)...      117,780
    56,000   Keppel Land Ltd. (26)..............       88,812
     9,000   Natsteel Electronics Ltd. (11).....       40,744
    64,000   Natsteel Ltd. (11).................      107,774
   100,000   Sembcorp Ind. (31).................       98,039
    26,000   Sembcorp Logistics Ltd. (28).......      143,945
                                                  -----------
                                                      687,059
                                                  -----------
             ITALY (1.9%)
    18,500   *Bayerische Vita Spa (4)...........      225,824
    33,000   *Ferretti Spa (10).................      139,235
    56,600   Paramalat Finanziaria (15).........       91,748
    10,250   *Marzotto Spa (10).................      121,362
                                                  -----------
                                                      578,169
                                                  -----------
             NORWAY (1.7%)
     4,490   Eltek ASA (11).....................      108,775
     3,911   Gjensidige Nor Sparebanken (4).....      114,320
    23,000   *Nutri Pharma ASA (23).............       44,994
    26,000   Pan Fish ASA (15)..................      177,430
     8,800   *Tandberg ASA (29).................       81,072
                                                  -----------
                                                      526,591
                                                  -----------
             DENMARK (1.6%)
       600   Falck A/S (28).....................       80,124
     5,000   Novozymes A/S Cl B (7).............      100,155
     5,700   Vestas Wind Systems A/S (11).......      308,780
                                                  -----------
                                                      489,059
                                                  -----------
             CHINA (1.4%)
   482,000   Beijing Datang Power Generation
              (144A) (32).......................      125,139
   260,000   Beijing Beida Jade Bird Universal
              Sci-Tech Co. Ltd. (9).............       75,836
   240,000   Guangdong Electric Power
              Delelopment Co. Ltd. (32).........      106,158
   674,000   Zhejiang Expressy Co. Ltd. (31)....      107,153
                                                  -----------
                                                      414,286
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             ISRAEL (1.3%)
     2,000   Card-Guard Scientific (23).........  $   129,734
     2,800   *Oridion Systems Ltd. (23).........      112,349
     4,933   SHL Telemedicine Ltd. (23).........      146,280
                                                  -----------
                                                      388,363
                                                  -----------
             GREECE (0.9%)
    14,692   Forthnet SA (29)...................      180,905
    35,000   Jumbo SA (10)......................       85,517
                                                  -----------
                                                      266,422
                                                  -----------
             IRELAND (0.8%)
    11,000   Bank of Ireland (4)................      109,466
    10,700   Irish Life & Permanent PLC (19)....      132,723
                                                  -----------
                                                      242,189
                                                  -----------
             FINLAND (0.6%)
    14,200   *Aldata Solutions OYJ (9)..........       87,668
     5,200   Perlos OYJ (11)....................      107,502
                                                  -----------
                                                      195,170
                                                  -----------
             NEW ZEALAND (0.5%)
    44,000   Fletcher Challenge Energy (12).....      166,393
                                                  -----------
             SOUTH KOREA (0.3%)
     3,700   Kookmin Credit Card Co. (14).......       81,604
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (97.1%)
              (COST $27,157,242)................  $29,698,757
                                                  ===========

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (4.6%)
$1,394,000   State Street Bank 6.250% due 1/2/01
              repurchase price $1,394,955
              collateralized by U.S. Treasury
              Note, 6.250%, due 10/31/01, Market
              Value $1,426,700, Face Value
              $1,405,000........................  $ 1,394,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (4.6%)
              (COST $1,394,000).................  $ 1,394,000
                                                  -----------
             TOTAL HOLDINGS (101.7%) (COST
              $28,551,242) (a)..................  $31,092,757
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-1.7%)...............     (509,510)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $30,583,247
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $47,985.
    AB  Aktiebolag (Swedish Stock Company)
   ADR (American depository receipt) represents ownership of foreign securities.
    AG  Aktiengesellschaft (West German Stock Company)
    NV  Naamloze Vennootschaap (Dutch Corp.)
   PLC  Public limited company.
    SA  Societe Anonyme (French Corp.) or Sociedad Anonima (Spanish
        Corp.)
   SpA  Societa per Azioni (Italian Corp.)
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $271,375 or 0.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $28,551,242).............  $ 31,092,757
  Cash in bank..............................       159,179
  Receivable for securities sold............     1,159,662
  Receivable for fund shares sold...........           947
  Dividends and accrued interest
    receivable..............................        70,187
  Other.....................................            81
                                              ------------
    Total assets............................    32,482,813
                                              ------------
Liabilities:
  Payable for securities purchased..........       828,438
  Payable for fund shares redeemed..........       987,095
  Payable for investment management services
    (note 3)................................        25,784
  Other accrued expenses....................        53,362
                                              ------------
    Total liabilities.......................     1,894,679
                                              ------------
Net assets at market value..................  $ 30,588,134
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  2,300,996
  Paid-in capital in excess of par value....    25,791,666
  Accumulated net realized loss on
    investments (note 1)....................       (47,985)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................     2,541,515
    Foreign currency related transactions...         1,942
                                              ------------
Net assets at market value..................  $ 30,588,134
                                              ============
Shares outstanding (note 4).................     2,300,996
Net asset value per share...................  $      13.29
                                              ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest..................................  $     39,129
  Dividends (net of $22,074 foreign taxes
    withheld)...............................       210,294
                                              ------------
    Total investment income.................       249,423
                                              ------------
Expenses:
  Management fees (note 3)..................       384,635
  Accounting, custody, and transfer agent
    fees (note 3)...........................       221,600
  Directors' fees (note 3)..................           900
  Professional fees.........................         7,950
  Printing, postage, and proxy fees.........         5,825
  Other.....................................         3,012
                                              ------------
    Total expenses..........................       623,922
                                              ------------
    Net investment loss.....................      (374,499)
                                              ------------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................     1,572,030
    Forward currency related transactions...      (316,860)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments...........................   (14,256,428)
      Foreign currency related
         transactions.......................        14,579
                                              ------------
  Net loss on investments...................   (12,986,679)
                                              ------------
  Net decrease in net assets from
    operations..............................  $(13,361,178)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (a)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                  2000          1999
                                                              ------------   -----------
From operations:
  Net investment loss.......................................  $   (374,499)  $  (355,952)
  Realized gain on investments and foreign currency
    transactions............................................     1,255,170     3,593,770
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................   (14,241,849)   17,793,576
                                                              ------------   -----------
      Net increase (decrease) in net assets from
       operations...........................................   (13,361,178)   21,031,394
                                                              ------------   -----------
Dividends and distributions to shareholders:
  Capital gains and foreign currency related transaction
    distributions...........................................    (1,750,675)   (3,775,161)
  Distributions in excess of capital gains..................      (146,711)            0
                                                              ------------   -----------
      Total dividends and distributions.....................    (1,897,386)   (3,775,161)
                                                              ------------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    41,525,267     6,574,950
  Received from dividends reinvested........................     1,897,386     3,775,161
  Paid for shares redeemed..................................   (35,722,582)   (9,277,931)
                                                              ------------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     7,700,071     1,072,180
                                                              ------------   -----------
         Increase (decrease) in net assets..................    (7,558,493)   18,328,413
Net Assets:
  Beginning of period.......................................    38,146,627    19,818,214
                                                              ------------   -----------
  End of period.............................................  $ 30,588,134   $38,146,627
                                                              ============   ===========

 FINANCIAL HIGHLIGHTS

                                                                         YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               2000      1999       1998      1997      1996
                                                              ------    -------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $20.25    $ 10.76    $11.73    $11.66    $10.80
Income from investment operations:
  Net investment income (loss)..............................   (0.18)     (0.20)     0.29      0.29      0.28
  Net realized & unrealized gain (loss) on investments &
    foreign currency transactions...........................   (5.89)     11.81      0.13      1.03      1.00
                                                              ------    -------    ------    ------    ------
    Total income (loss) from investment operations..........   (6.07)     11.61      0.42      1.32      1.28
                                                              ------    -------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00     (0.29)    (0.38)    (0.24)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................   (0.82)     (2.12)    (1.10)    (0.87)    (0.18)
  Distributions in excess of capital gains..................   (0.07)      0.00      0.00      0.00      0.00
                                                              ------    -------    ------    ------    ------
    Total distributions.....................................   (0.89)     (2.12)    (1.39)    (1.25)    (0.42)
                                                              ------    -------    ------    ------    ------
Net asset value, end of period..............................  $13.29    $ 20.25    $10.76    $11.73    $11.66
                                                              ======    =======    ======    ======    ======
Total return................................................  (30.27)%   108.51%     3.53%    11.67%    12.09%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    1.63%      2.06%     1.30%     1.32%     1.29%
  Ratio of net investment income (loss) to average net
    assets..................................................   (0.98)%    (1.44)%    2.48%     2.33%     2.44%
Portfolio turnover rate.....................................     251%       314%       55%       29%       18%
Net assets at end of period (millions)......................  $ 30.6    $  38.1    $ 19.8    $ 18.0    $ 11.3

---------------

   (a)  Prior to 5/1/99 the portfolio was known as the Global
        Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -27.31%
Three year                                   -6.07%
Five year                                    -1.24%
Since inception (3/31/95)                     3.16%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The glory of 1999 continued into 2000 but began to wear thin in March, as signs of a slowing economy crept into some companies' earnings projections. This led to an indiscriminant sell-off in the stock market, particularly within the technology arena, leaving the Dow Jones Industrial Average and Nasdaq Composite Index with record losses in April. During the summer, however, the Federal Reserves' string of interest rate hikes began to take effect with many companies reporting missed earnings and decreased spending. Investors' concerns heightened in the Fall when rising energy prices, declining consumer confidence and tightening credit were brought into the mix, leaving most of the major indices in negative territory at year-end. In this volatile environment, the Portfolio lagged its benchmark, the S&P 500 Index.

Caught in the tech sectors' downward swing was Cisco Systems. Though the networking giant reported record earnings and remained positive for future growth, the market did not reward its performance and instead sent shares lower. Verisign also became a victim of market volatility, despite acquiring Network Solutions, the worlds' top provider of Internet domain name registration, and announcing solid third-quarter profits.

Meanwhile, our investments in some consumer staples and nondurables performed well. Drugstore giant Walgreen Company, for example, continued to see strong sales in its pharmaceutical and nonpharmaceutical areas and plans to expand through its next fiscal year. Another strong performer was wireless handset leader Nokia. After Nokia announced an anticipated slowdown in handset sales during the third quarter, we maintained our position based on our understanding of the company's fundamentals. So when sales actually exceeded Nokias' predictions, the stock recovered and rewarded us for our conviction in the company.

In these challenging times, we remain committed to picking companies on an individual basis and will continue to act according to our in-depth research, not Wall Street hype.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                          AGRESSIVE GROWTH
                                        PORTFOLIO (COMMENCED
                                          OPERATIONS MARCH
                                              31,1995)               S&P 500              NASDAQ COMP.           RUSSELL 2500
                                        --------------------         -------              ------------           ------------
3/95                                          10000.00               10000.00               10000.00               10000.00
                                              11027.00               10953.00               11422.00               10892.00
'95                                           12695.40               12528.00               12873.70               12264.40
                                              12474.50               13805.90               14499.70               13484.70
'96                                           12792.60               15419.80               15797.40               14556.70
                                              13448.80               18580.90               17645.70               16194.40
'97                                           14395.60               20546.70               19216.20               18102.10
                                              15547.30               24185.50               23186.20               19126.60
'98                                           15524.00               26417.90               26750.00               18308.00
                                              14740.00               29688.40               32768.70               20299.90
'99                                           16417.40               31977.40               49641.30               22729.80
                                              15066.30               31839.90               48380.40               24020.90
'00                                           11928.00               29063.50               30136.20               21484.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks.

Russell 2500 Index represents the smallest 500 securities in the Russell 1000 Index and all of the securities in the Russell 2000 Index.

The Aggressive Growth Portfolio changed its benchmark to the S&P 500 Index to better reflect the investment objectives of the portfolio.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Nokia Corporation-Spon ADR             4.4
 2.  Veritas Software Corporation           4.1
 3.  Cisco Systems Inc.                     4.0
 4.  Verisign Inc.                          2.9
 5.  Walgreen Co.                           2.4
 6.  Vodafone AirTouch PLC-Spon
     ADR                                    2.4
 7.  Colgate-Polmolive Co.                  2.1
 8.  Kroger Co.                             1.9
 9.  Pharmacia Corporation                  1.8
10.  Pfizer Inc.                            1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Computer and Related                   14.2
 2.  Communications                          7.5
 3.  Retail                                  7.2
 4.  Medical/Drugs                           6.9
 5.  Computer and Software                   6.6

The prices of small company stocks are generally more volatile than the prices of large company stocks.

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (1.1%)
     4,005   *Boeing Co ........................  $   264,330
                                                  -----------
             AUTOMOTIVE & RELATED (1.4%)
     8,500   Harley-Davidson Inc. ..............      337,875
                                                  -----------
             BROADCAST & CABLE TV (3.8%)
     3,025   *Clear Channel Communications .....      146,523
     6,300   *Comcast Corp. CL A ...............      263,025
     5,300   *Cox Communications Inc. CL A .....      246,781
     5,100   Time Warner Inc. ..................      266,424
                                                  -----------
                                                      922,753
                                                  -----------
             BUSINESS SERVICES (0.1%)
       280   Paychex Inc. ......................       13,615
                                                  -----------
             COMPUTER & RELATED (10.5%)
     4,350   *Brocade Communications Systems ...      399,384
    25,400   *Cisco Systems Inc. ...............      971,550
    13,725   *Dell Computer Corp. ..............      239,330
     4,700   *Nvidia Corp. .....................      153,998
     2,680   *Sun Microsystems Inc. ............       74,705
     9,331   *Verisign Inc. ....................      692,244
                                                  -----------
                                                    2,531,211
                                                  -----------
             COMPUTER SOFTWARE (6.6%)
     6,240   *I2 Technologies Inc. .............      339,300
     5,070   *TIBCO Software Inc. ..............      243,043
    11,320   *Veritas Software Corp. ...........      990,500
                                                  -----------
                                                    1,572,843
                                                  -----------
             CONSUMER PRODUCTS (5.6%)
     7,795   Colgate-Palmolive Co. .............      503,167
     6,025   Estee Lauder Cos. CL A ............      263,970
     5,025   Gillette Co. ......................      181,528
     7,220   Nike Inc. CL B ....................      402,966
                                                  -----------
                                                    1,351,631
                                                  -----------
             ELECTRONICS/SEMICONDUCTOR (5.4%)
     5,245   *AES Corp. ........................      290,442
     6,010   General Electric ..................      288,104
       870   *SDL Inc. .........................      128,923
     3,355   *Sanmina Corp. ....................      257,077
     7,140   Texas Instruments Inc. ............      338,258
                                                  -----------
                                                    1,302,804
                                                  -----------
             FINANCIAL SERVICES (4.0%)
     6,575   Charles Schwab Corp. ..............      186,566
     7,900   Citigroup .........................      403,394
     1,885   Fannie Mae ........................      163,524
     1,890   Goldman Sachs Group Inc. ..........      202,112
                                                  -----------
                                                      955,596
                                                  -----------
             FOOD & RELATED (3.3%)
    17,220   *Kroger Co. .......................      466,016
     5,360   *Safeway Inc. .....................      335,000
                                                  -----------
                                                      801,016
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             HOTEL & LODGING (1.0%)
     6,555   Starwood Hotels & Resorts WW ......  $   231,064
                                                  -----------
             INSTRUMENTS -- SCIENTIFIC (1.8%)
     4,500   Applera Crop Applied Biosys .......      423,281
                                                  -----------
             INTERNET SOFTWARE & SERVICES (1.5%)
     7,220   *Exodus Communications Inc. .......      144,400
     3,620   *Macromedia Inc. ..................      219,915
                                                  -----------
                                                      364,315
                                                  -----------
             MEDICAL & RELATED (3.0%)
     3,240   *Abgenix Inc. .....................      191,362
     1,300   Cardinal Health Inc. ..............      129,513
     4,220   *Genentach Inc. ...................      343,930
       900   Medtronic Inc. ....................       54,337
                                                  -----------
                                                      719,142
                                                  -----------
             MEDICAL -- DRUGS (6.9%)
     4,455   *Celgene Corp. ....................      144,788
     4,105   Eli Lilly & Co. ...................      382,022
     4,270   *Millennium Pharmaceuticals .......      264,206
     9,480   Pfizer Inc. .......................      436,080
     7,185   Pharmacia Corp. ...................      438,285
                                                  -----------
                                                    1,665,381
                                                  -----------
             NETWORK PRODUCTS (1.7%)
     2,585   *Juniper Networks Inc. ............      325,872
     2,325   ONI System Corp. ..................       91,983
                                                  -----------
                                                      417,855
                                                  -----------
             PUBLISHING -- NEWSPAPERS (1.4%)
     8,350   New York Times Co. CL A ...........      334,522
                                                  -----------
             RETAIL (7.0%)
    15,385   GAP Inc. ..........................      392,318
    11,530   Tiffany & Co. .....................      364,636
     6,220   Wal-Mart Stores Inc. ..............      330,437
    13,995   Walgreen Co. ......................      585,166
                                                  -----------
                                                    1,672,557
                                                  -----------
             SEMICONDUCTOR MANUFACTURER (2.1%)
     6,835   *JDS Uniphase Corp. ...............      284,934
     4,635   *Maxim Integrated Products ........      221,611
                                                  -----------
                                                      506,545
                                                  -----------
             TELECOMMUNICATIONS EQUIPMENT (2.0%)
     3,405   *Comverse Technology Inc. .........      369,868
     2,230   Corning Inc. ......................      117,772
                                                  -----------
                                                      487,640
                                                  -----------
             TOTAL U.S. COMMON STOCKS (70.2%)
              (COST $18,598,222) ...............  $16,875,976
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             FINLAND (4.4%)
             COMMUNICATIONS (4.4%)
    24,425   Nokia Corp-Spon ADR ...............  $ 1,062,487
                                                  -----------
             GERMANY (0.7%)
             COMMUNICATIONS (0.7%)
         9   *NTT Mobile Communications ........      155,254
                                                  -----------
             ISRAEL (0.6%)
             COMPUTER & RELATED (0.6%)
     1,015   *Check Point Software
              Technology .......................      135,566
                                                  -----------
             MEXICO (1.1%)
             BROADCAST RADIO & TV (1.1%)
     6,130   *Grupo Televisa SA SP GDR .........      275,467
                                                  -----------
             NETHERLANDS (0.7%)
             COMPUTER & RELATED (0.7%)
     7,860   *ASM Lithography Holdings .........      177,341
                                                  -----------
             UNITED KINGDOM (4.3%)
             COMMUNICATIONS (2.4%)
    15,975   Vodafone Airtouch PLC-SP ADR ......      572,105
                                                  -----------
             COMPUTER & RELATED (1.9%)
     2,700   *Colt Telecom Group SP-ADR ........      236,925
     9,813   *Colt Telecom Group PLC ...........      211,085
                                                  -----------
                                                      448,010
                                                  -----------
             TOTAL UNITED KINGDOM ..............    1,020,115
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (11.8%)
              (COST $3,601,438) ................  $ 2,826,230
                                                  -----------
             TOTAL COMMON STOCKS (82.0%)
              (COST $22,199,660) ...............  $19,702,206
                                                  -----------

   FACE                                             MARKET
  AMOUNT               LONG-TERM NOTES               VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (0.5%)
$  157,000   E-Trade Group 6.000% 2/1/07 (b) ...  $    82,818
    40,000   Nvidia Corp. 4.750% 10/15/07 ......       25,850
                                                  -----------
                                                      108,668
                                                  -----------
             RETAIL (0.2%)
   105,000   Amazon.com Inc. 10.000% 5/1/08 ....       53,550
                                                  -----------

   FACE                                             MARKET
  AMOUNT               LONG-TERM NOTES               VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS (1.0%)
$  225,000   Level 3 Communications Inc. 11.000%
              3/15/08 ..........................  $   199,125
   105,000   Level 3 Communications Inc. 6.000%
              3/15/10 ..........................       53,812
                                                  -----------
                                                      252,937
                                                  -----------
             TOTAL LONG-TERM NOTES (1.7%)
              (COST $554,909) ..................  $   415,155
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (16.2%)
$3,900,000   Federal Home Mortgage Corp. 5.700%
              1/2/01 ...........................  $ 3,899,382
                                                  -----------
             TOTAL SHORT-TERM NOTES (16.2%)
              (COST $3,899,382) ................  $ 3,899,382
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (0.3%)
$   57,000   Firstar 4.250% 1/2/01 repurchase
              price $57,003 collateralized by
              various government agency
              obligations
              Market Value: ($58,135)
              Face Value: ($67,386)
              Due from: 5/2/14 to 9/15/29
              Interest from: 6.000% to
              7.492% ...........................  $    57,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (0.3%)
              (COST $57,000) ...................  $    57,000
                                                  -----------
             TOTAL HOLDINGS (100.2%)
              (COST $26,710,951) (a) ...........  $24,073,743
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.2%) ..............      (53,328)
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $24,020,415
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $89,707.
(b)  Restricted as to resale.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company.
 SA  Societe Anonyme (French Corp.) or Sociedad Anonima (Spanish
     Corp.)

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $26,710,951) ............  $24,073,743
  Cash in bank .............................          158
  Receivable for securities sold ...........       51,014
  Receivable for fund shares sold ..........          935
  Dividends and accrued interest
    receivable .............................       11,620
  Unrealized gain on forward currency
    contracts (note 5)......................          753
  Other ....................................          735
                                              -----------
    Total assets ...........................   24,138,958
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................        4,488
  Payable for securities purchased .........       60,403
  Payable for fund shares redeemed .........       16,357
  Payable for investment management services
    (note 3) ...............................       16,876
  Other accrued expenses ...................       20,419
                                              -----------
    Total liabilities ......................      118,543
                                              -----------
Net assets at market value .................  $24,020,415
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 2,803,761
  Paid-in capital in excess of par value ...   27,790,375
  Accumulated net realized loss on
    investments (note 1) ...................   (3,928,258)
  Net unrealized appreciation on investments
    (note 1) ...............................   (2,645,463)
                                              -----------
Net assets at market value .................  $24,020,415
                                              ===========
Shares outstanding (note 4) ................    2,803,761
Net asset value per share ..................  $      8.57
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $   211,221
  Dividends .................................       41,410
                                               -----------
    Total investment income .................      252,631
                                               -----------
Expenses:
  Management fees (note 3) ..................      208,920
  Custodian fees (note 3) ...................        5,475
  Directors' fees (note 3) ..................          526
  Professional fees .........................        7,851
  Accounting and transfer agent fees ........       18,760
  Printing ..................................        3,500
  Filing ....................................        1,500
  Other .....................................        8,138
                                               -----------
    Total expenses ..........................      254,670
                                               -----------
    Net investment loss .....................       (2,039)
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) from:
    Investments .............................   (1,448,136)
    Forward currency transactions ...........       63,798
  Net change in unrealized appreciation
    (depreciation) on:
    Investments .............................   (7,052,493)
    Forward currency transactions ...........       (3,735)
                                               -----------
      Net loss on investments ...............   (8,440,566)
                                               -----------
      Net decrease in net assets from
         operations .........................  $(8,442,605)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
From operations:
  Net investment loss ......................................  $    (2,039)  $   (75,692)
  Realized loss on investments and forward currency
    transactions ...........................................   (1,384,338)   (2,241,204)
  Unrealized appreciation (depreciation) on investments and
    futures contracts ......................................   (7,056,228)    3,175,859
                                                              -----------   -----------
      Net increase in net assets from operations ...........   (8,442,605)      858,963
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold ................................   11,650,603     3,879,661
  Paid for shares redeemed .................................   (2,511,663)   (7,861,693)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................    9,138,940    (3,982,032)
                                                              -----------   -----------
         Increase (decrease) in net assets .................      696,335    (3,123,069)
Net Assets:
  Beginning of period ......................................   23,324,080    26,447,149
                                                              -----------   -----------
  End of period ............................................  $24,020,415   $23,324,080
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $11.79     $11.15     $11.09     $10.03     $11.84
Income (loss) from investment operations:
  Net investment income (loss) .............................    0.00      (0.03)     (0.01)     (0.05)      1.64
  Net realized and unrealized gain (loss) on investments ...   (3.22)      0.67       0.88       1.29      (1.59)
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations .........   (3.22)      0.64       0.87       1.24       0.05
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................    0.00       0.00       0.00      (0.14)     (1.86)
  Distributions from net realized capital gains ............    0.00       0.00      (0.81)     (0.04)      0.00
                                                              ------     ------     ------     ------     ------
    Total distributions ....................................    0.00       0.00      (0.81)     (0.18)     (1.86)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period .............................  $ 8.57     $11.79     $11.15     $11.09     $10.03
                                                              ======     ======     ======     ======     ======
Total return ...............................................  (27.31)%     5.76%      7.84%     12.53%      0.76%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.98%      0.95%      0.94%      0.97%      1.01%
  Ratio of net investment income (loss) to average net
    assets .................................................   (0.01)%    (0.32)%    (0.09)%    (0.40)%    15.81%
Portfolio turnover rate ....................................     160%       241%       203%       193%      1987%
Net assets at end of period (millions) .....................  $ 24.0     $ 23.3     $ 26.4     $ 19.9     $ 12.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2000

TOTAL RETURN:

One-year                                    -16.87%
Three-year                                   22.85%
Since inception (1/3/97)                     15.79%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Fund Core Growth Portfolio returned -35.69% for the 4th quarter 2000 and -16.87% for the year ended December 31, 2000. This compares with the Russell 3000 Index returns of -9.01% and -7.46% over the same periods respectively.

A series of interrelated factors joined forces against the stock market in the fourth quarter. The predominant theme weighing on the market was the dramatic slowdown of the economy. After months of wondering whether the Federal Reserve's program of interest rates was producing the desired effect, investors were abruptly hit with signs that the economy was not only slower, but was perhaps growing well below potential. As consumer confidence slumped, investors speculated that the Fed may have applied the brakes too hard by their moves throughout the year. Surrounded by the resulting slower business environment, technology sector fundamentals deteriorated dramatically in the 4th quarter, the exact opposite of how they entered the year. Finally, these events conspired to drive investors away from sectors with the risk characteristics of high growth to those sectors that are typically more economically insensitive and risk averse, like utilities and health care. As investors adopted more defensive investment positions, the market reaction to growth stocks was quick and brutal, evidenced by the Nasdaq Composite Index's 32.70% decline for the quarter, bringing the full year down by 39.18%.

On overweight position in the energy sector contributed positive returns to the Fund's 2000 performance. Energy stocks enjoyed a strong year, as commodity prices for both oil and gas rose dramatically. Security selection in the industrial sector also worked in the Fund's favor. Security selection in the technology and consumer cyclical sectors had the greatest negative impact on results.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)                RUSSELL 3000
                                                              --------------------------------             ------------
1/97                                                                        10000                              10000
                                                                            10080                              11776
'97                                                                        9691.9                            13169.1
                                                                          11069.1                            15145.8
'98                                                                       10546.7                              16312
                                                                          12823.7                              18165
'99                                                                       21615.6                            21959.7
                                                                          26319.2                            22168.3
'00                                                                       17968.1                            20312.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Mettler-Toledo International           3.3
 2.  Teva Pharmaceutical                    3.0
 3.  EOG Resources                          3.0
 4.  Applied Micro Circuits
     Corporation                            2.9
 5.  Brocade Communications
     Systems                                2.7
 6.  Ensco International                    2.7
 7.  Bea Systems                            2.7
 8.  Emulex Corporation                     2.6
 9.  Finisar                                2.4
10.  Inhale Therapeutics                    2.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Medical -- Drugs                       11.2
 2.  Computer and Related                   10.3
 3.  Oil, Energy and Natural Gas            10.3
 4.  Network Products                        9.2
 5.  Medical and Related                     8.3

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
              ADVERTISING (1.8%)
     20,400   *Getty Images Inc. ...............  $   652,800
                                                  -----------
              AUDIO VIDEO (1.0%)
     11,000   *Polycom Inc. ....................      354,062
                                                  -----------
              BUSINESS SERVICES (0.6%)
      6,100   *Acxiom Corp. ....................      237,519
                                                  -----------
              COMPUTER & RELATED (8.1%)
     14,700   *Bea Systems Inc. ................      989,494
     10,800   *Brocade Comm. Systems ...........      991,575
     21,100   *Citrix Systems Inc. .............      474,750
      5,400   *Mercury Interactive Corp. .......      487,350
                                                  -----------
                                                    2,943,169
                                                  -----------
              COMPUTER SOFTWARE (2.1%)
      9,000   *Micromuse Inc. ..................      543,234
      7,500   *Quest Software Inc. .............      210,469
                                                  -----------
                                                      753,703
                                                  -----------
              ELECTRONICS/SEMICONDUCTORS (7.4%)
     11,500   *APW Ltd. ........................      388,125
     14,213   *Applied Micro Circuits ..........    1,066,641
     14,000   *Credence Systems Corp. ..........      322,000
     13,000   *Globalspan Inc. .................      357,500
      2,300   *Transwitch Corp. ................       89,987
     11,100   *Triqunit Semiconductor ..........      484,931
                                                  -----------
                                                    2,709,184
                                                  -----------
              FIBER OPTICS (6.4%)
      6,300   *Avanex Corp. ....................      375,244
     15,300   *C-Cor.Net Corp. .................      148,697
     30,500   *Finisar Corp. ...................      884,500
      4,400   *Luminent Inc. ...................       26,469
     23,800   *Metromedia Fiber Network ........      240,975
     31,400   *MRV Communications ..............      419,975
      2,100   *New Focus Inc. ..................       72,975
      8,600   *Oplink Communication Inc. .......      154,263
                                                  -----------
                                                    2,323,098
                                                  -----------
              INSTRUMENTS/CONTROL (5.4%)
     22,000   *Mettler-Toldeo Intl. ............    1,196,250
      9,600   Newport Corp. ....................      754,650
                                                  -----------
                                                    1,950,900
                                                  -----------
              INTERNET SOFTWARE (2.8%)
      1,500   *Agile Software ..................       74,062
     15,600   *At Road Inc. ....................       35,100
      2,800   *Cacheflow Inc. ..................       47,775
      3,800   *Centillium Communications .......       84,550
     15,000   *Commerce One Inc. ...............      379,688
     23,800   *Niku Corp. ......................      174,037
     29,200   *Vitria Technology Inc. ..........      226,300
                                                  -----------
                                                    1,021,512
                                                  -----------

                                                    MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
              INTERNET & RELATED (5.0%)
     11,800   *Ariba Inc. ......................  $   634,250
     57,600   *Infospace.com ...................      509,400
      9,320   *Verisign Inc. ...................      691,427
                                                  -----------
                                                    1,835,077
                                                  -----------
              MEDICAL -- DRUGS (8.2%)
     11,400   *Andrx Corp. .....................      659,775
     16,500   *Celgene Corp. ...................      536,250
     13,500   *Medics Pharmaceutical ...........      798,188
     10,100   *OSI Pharmaceuticals .............      809,262
      5,200   *Techne Corp. ....................      187,525
                                                  -----------
                                                    2,991,000
                                                  -----------
              MEDICAL & RELATED (8.3%)
     18,300   Biomet Inc. ......................      726,281
     11,400   *Cytyc Corp. .....................      713,213
      8,400   *Genzyme Corp. ...................      755,475
     16,100   *Inhale Therapeutics .............      813,050
                                                  -----------
                                                    3,008,019
                                                  -----------
              NETWORK PRODUCTS (9.2%)
     11,800   *Emulex Corp. ....................      943,262
     19,200   *Extreme Networks Inc. ...........      751,200
      6,000   *Juniper Networks Inc. ...........      756,375
     16,200   *Redback Networks ................      664,200
      5,500   *ONI Systems Corp. ...............      217,594
                                                  -----------
                                                    3,332,631
                                                  -----------
              OIL, ENERGY & NATURAL GAS (10.3%)
      7,900   *BJ Services Co. .................      544,113
      9,600   *Cooper Cameron Corp. ............      634,200
      8,400   Diamond Offshore Drilling ........      336,000
     29,100   Ensco International ..............      991,219
     19,800   EOG Resources Inc. ...............    1,082,813
      5,700   *Global Marine Inc. ..............      161,738
                                                  -----------
                                                    3,750,083
                                                  -----------
              RETAIL (2.1%)
      7,800   RadioShack Corp. .................      333,938
     13,300   Tiffany & Co. ....................      420,612
                                                  -----------
                                                      754,550
                                                  -----------
              TELECOMMUNICATIONS & WIRELESS (4.3%)
      8,200   *Advanced Fibre Communications ...      148,112
      4,100   *Comverse Tech I .................      445,362
      7,200   *Ditech Communications Corp. .....      115,650
     11,100   *Natural Microsystems Corp. ......      109,613
     20,200   *RF Microdeveces .................      554,237
      7,000   *Tekelec .........................      210,000
                                                  -----------
                                                    1,582,974
                                                  -----------
              TOTAL U.S. COMMON STOCKS (83.0%)
               (COST $35,572,854) ..............  $30,200,281
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             ISRAEL (5.6%)
             COMPUTER & RELATED (2.2%)
     5,900   *Check Point Software .............  $   788,019
                                                  -----------
             MEDICAL -- DRUGS (3.0%)
    14,900   Teva Pharmaceutical ...............    1,091,425
                                                  -----------
             TELECOMMUNICATIONS (0.4%)
    11,300   *Audiocodes Ltd. ..................      153,256
                                                  -----------
             TOTAL ISRAEL ......................    2,032,700
                                                  -----------
             IRELAND (0.8%)
             EDUCATIONAL SOFTWARE (0.8%)
     8,100   *Smartforce PLC SP ADR ............      304,256
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (6.4%)
              (COST $2,093,200) ................  $ 2,336,956
                                                  -----------
             TOTAL COMMON STOCKS (89.4%) (COST
              $37,666,054) .....................  $32,537,237
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (20.4%)
$7,420,000   Firstar 4.250% 1/2/01 repurchase
              price $7,423,456 collateralized by
              various government agency
              obligations Market Value:
              ($7,567,780) Face Value:
              ($8,772,033) Due from: 5/2/14 to
              9/1/5/29 Interest from: 6.000% to
              7.492% ...........................  $ 7,420,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (20.4%)
              (COST $7,420,000) ................  $ 7,420,000
                                                  -----------
             TOTAL HOLDINGS (109.8%) (COST
              $45,086,053) (a) .................  $39,957,237
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-9.8%) ..............   (3,550,059)
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $36,407,178
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $110,016.
ADR  American Depository Receipt
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $45,086,053) ............  $39,957,237
  Cash in bank .............................          544
  Receivable for securities sold ...........      563,165
  Receivable for fund shares sold ..........       23,962
  Dividends and accrued interest
    receivable .............................        3,685
                                              -----------
    Total assets ...........................   40,548,593
                                              -----------
Liabilities:
  Payable for securities purchased .........    3,810,385
  Payable for fund shares redeemed .........      285,575
  Payable for investment management services
    (note 3) ...............................       29,829
  Other accrued expenses ...................       15,626
                                              -----------
    Total liabilities ......................    4,141,415
                                              -----------
Net assets at market value .................  $36,407,178
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 3,060,042
  Paid-in capital in excess of par value ...   38,475,809
  Accumulated net realized gain on
    investments (note 1) ...................          143
  Net unrealized depreciation on investments
    (note 1) ...............................   (5,128,816)
                                              -----------
Net assets at market value .................  $36,407,178
                                              ===========
Shares outstanding (note 4) ................    3,060,042
Net asset value per share ..................  $     11.90
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    119,352
  Dividends ................................        21,277
                                              ------------
    Total investment income ................       140,629
                                              ------------
Expenses:
  Management fees (note 3) .................       395,068
  Custodian fees (note 3) ..................         9,155
  Directors' fees (note 3) .................           800
  Professional fees ........................         9,424
  Accounting and transfer agent fees .......        29,188
  Printing .................................         5,000
  Filing ...................................         1,800
  Other ....................................         3,725
                                              ------------
    Total expenses .........................       454,160
                                              ------------
    Net investment loss ....................      (313,531)
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......     5,817,117
  Net change in unrealized appreciation
    (depreciation) on investments ..........   (15,239,184)
                                              ------------
  Net loss on investments ..................    (9,422,067)
                                              ------------
  Net decrease in net assets from
    operations .............................  $ (9,735,598)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------    -----------
From operations:
  Net investment loss ......................................  $   (313,531)   $  (143,620)
  Realized gain on investments .............................     5,817,117      8,876,766
  Unrealized appreciation (depreciation) on investments ....   (15,239,184)     7,472,326
                                                              ------------    -----------
      Net increase (decrease) in net assets from
       operations ..........................................    (9,735,598)    16,205,472
                                                              ------------    -----------
Dividends and distributions to shareholders:
  Capital gain distributions ...............................    (6,194,903)    (6,552,496)
                                                              ------------    -----------
From capital share transactions (note 4):
  Received from shares sold ................................    20,474,980      9,907,186
  Received from dividends reinvested .......................     6,194,903      6,552,496
  Paid for shares redeemed .................................    (5,794,676)    (6,431,773)
                                                              ------------    -----------
      Increase in net assets derived from capital share
       transactions ........................................    20,875,207     10,027,909
                                                              ------------    -----------
         Increase in net assets ............................     4,944,706     19,680,885
Net Assets:
  Beginning of period ......................................    31,462,472     11,781,587
                                                              ------------    -----------
  End of period ............................................  $ 36,407,178    $31,462,472
                                                              ============    ===========

 FINANCIAL HIGHLIGHTS

                                                                    YEARS ENDED DECEMBER 31,
                                                              ------------------------------------
                                                               2000      1999      1998     1997*
                                                              ------    ------    ------    ------
Per share data:
Net asset value, beginning of period .......................  $16.98    $10.54    $ 9.68    $10.00
Income (loss) from investment operations:
  Net investment loss ......................................   (0.14)    (0.10)    (0.06)    (0.02)
  Net realized and unrealized gain (loss) on investments ...   (2.51)    11.05      0.92     (0.30)
                                                              ------    ------    ------    ------
    Total income (loss) from investment operations .........   (2.65)    10.95      0.86     (0.32)
                                                              ------    ------    ------    ------
Less distributions:
  Distributions from net realized capital gains ............   (2.43)    (4.51)     0.00      0.00
                                                              ------    ------    ------    ------
Net asset value, end of period .............................  $11.90    $16.98    $10.54    $ 9.68
                                                              ======    ======    ======    ======
Total return ...............................................  (16.87)%  104.95%     8.82%    (3.08)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    1.09%     1.06%     1.13%     1.11%(a)
  Ratio of net investment loss to average net assets .......   (0.75)%   (0.75)%   (0.62)%   (0.18)%(a)
Portfolio turnover rate ....................................     146%      264%      134%       65%
Net assets at end of period (millions) .....................  $ 36.4    $ 31.5    $ 11.8    $  9.5

---------------

  *  Commenced operations on January 3, 1997
(a)  Annualized
(b)  Not annualized

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF DECEMBER 31, 2000

TOTAL RETURN:

One-year                                     -8.29%
Three-year                                   16.74%
Since inception (1/3/97)                     21.45%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

We experienced an extremely volatile market environment in 2000 which, in the end, confirmed that the "managed risk" perspective that we bring to growth investing pays off over time. While our absolute numbers were not that strong, as the portfolio declined 8.29% in the full year, our results were much stronger when compared to the Russell Midcap Growth benchmark, which declined 11.75%. The fourth quarter proved to be very hard on growth stocks in general, particularly small and midcap companies. We made up meaningful performance ground in this environment. While the Russell MidCap Growth benchmark fell 23.25% in the fourth quarter, the portfolio declined 9.03%.

We began the year with the portfolio in a reasonably aggressive position and that strategy paid off as we rose over 18% in the first quarter. However, we grew increasingly conservative as we progressed through the Spring. This strategy held portfolio returns in check for much of the Summer as a small number of stocks pushed the benchmark higher. However, we could not justify investing in most of these stocks that possessed high valuations and looked to position the portfolio in a more diversified manner, emphasizing financial services, energy and utility stocks going into the close of the year. This proved to be a rewarding strategy as the expensive stocks that drove the benchmark higher for much of the year, finally cracked in the fourth quarter.

Looking into early 2001, we remain cautious on the market environment. We continue our overweighting to energy and financial services. The latter sector received a boost from the recent cut in interest rates. While we own technology and healthcare companies, we are underweighted against the benchmark. We expect continued volatility in the market, and that investors will pay closer attention to valuations going forward.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                GROWTH & INCOME PORTFOLIO
                                                  (COMMENCED OPERATIONS
                                                    JANUARY 3, 1997)          RUSSELL MIDCAP GROWTH           RUSSELL 2000
                                                -------------------------     ---------------------           ------------
1/97                                                    10000.00                    10000.00                    10000.00
                                                        11334.00                    11054.00                    11020.00
'97                                                     13657.50                    12253.40                    12226.70
                                                        14452.30                    13707.80                    12871.00
'98                                                     14625.80                    14442.60                    11953.30
                                                        17752.80                    16492.00                    13062.60
'99                                                     23730.10                    21851.90                    14494.30
                                                        23891.50                    24504.70                    14933.40
'00                                                     21762.70                    19285.20                    14067.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell Midcap Growth Index represents mid-capitalization stocks that have an above average growth rate.

Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

The Growth & Income Portfolio changed its benchmark from the smaller capitalization weighted Russell 2000 to the Russell Mid Cap growth index to better reflect the investment objectives of the portfolio.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Healthsouth Corporation                2.4
 2.  Washington Mutual Inc.                 2.3
 3.  King Pharmaceuticals Inc.              2.0
 4.  El Paso Energy Corporation             1.9
 5.  Golden State Bancorp Inc.              1.7
 6.  Thermo Electron Corporation            1.6
 7.  ACE Ltd.                               1.5
 8.  Phillips Petroleum Co.                 1.5
 9.  Orion Power Holdings Inc.              1.5
10.  Georgia-Pacific Group                  1.5

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Oil, Energy and Natural Gas            14.6
 2.  Medical and Related                    11.9
 3.  Banking                                 6.3
 4.  Computer and Related                    5.9
 5.  Insurance Services                      5.9

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (2.5%)
    16,000   General Dynamics Corp. ...........  $  1,248,000
    20,500   Northrop Grumman Corp. ...........     1,701,500
                                                 ------------
                                                    2,949,500
                                                 ------------
             AGRICULTURAL (1.1%)
    50,000   Monsanto Co. .....................     1,353,125
                                                 ------------
             BANKING (6.3%)
    62,500   Golden State Bancorp Inc. ........     1,964,844
    18,000   Golden West Financial Corp. ......     1,215,000
    55,000   Keycorp ..........................     1,540,000
    50,000   Washington Mutual Inc. ...........     2,653,125
                                                 ------------
                                                    7,372,969
                                                 ------------
             BREWERY (0.9%)
    13,000   Adolph Coors Co. .................     1,044,062
                                                 ------------
             BUILDING & CONSTRUCTION (1.0%)
    45,000   Masco Corp. ......................     1,155,937
                                                 ------------
             CABLE TV (2.4%)
    67,500   *Charter Communications Inc. CL
              A ...............................     1,531,406
    30,000   *Comcast Corp. CL A ..............     1,252,500
                                                 ------------
                                                    2,783,906
                                                 ------------
             CHEMICALS (1.2%)
    69,000   Engelhard Corp. ..................     1,405,875
                                                 ------------
             COMMUNICATIONS (3.2%)
   226,500   *Primus Telecom. Group Inc. ......       523,781
   150,000   *Startec Global Communications
              Corp. ...........................       581,250
   100,000   *World Communications Inc. .......     1,400,000
    67,500   *XO Communications Inc. ..........     1,202,344
                                                 ------------
                                                    3,707,375
                                                 ------------
             COMPUTER & RELATED (5.9%)
    24,000   *Affiliated Computer Services
              Inc. ............................     1,456,500
    29,700   *Checkfree Holdings Corp. ........     1,278,956
    60,000   Computer Associates Intl. Inc. ...     1,170,000
    20,000   Jack Henry & Assoc. ..............     1,242,500
    18,000   *McData Corp. ....................       985,500
   150,000   *Viewpoint Corp. .................       815,625
                                                 ------------
                                                    6,949,081
                                                 ------------
             COMPUTER SOFTWARE (2.8%)
    70,000   *Citrix Systems Inc. .............     1,575,000
    40,300   *Legato Systems ..................       299,731
   106,000   *Parametric Tech Corp. ...........     1,424,375
                                                 ------------
                                                    3,299,106
                                                 ------------
             CRUISE LINES (0.9%)
    35,000   *Carnival Corp. ..................     1,078,437
                                                 ------------
             DIVERSIFIED MANUFACTURING (1.2%)
    20,000   Danaher Corp. ....................     1,367,500
                                                 ------------
             DURABLE GOODS (0.7%)
    30,000   *UST Inc. ........................       841,875
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (4.1%)
    20,000   *L-3 Comm Holdings Inc. ..........  $  1,540,000
   130,300   Oak Technology Inc. ..............     1,131,981
    26,500   Parker Hannifin Corp. ............     1,169,313
    21,000   Rockwell Intl. Corp. .............     1,000,125
                                                 ------------
                                                    4,841,419
                                                 ------------
             FOOD & RELATED (1.4%)
   110,000   Archer-Daniels Midland Co. .......     1,650,000
                                                 ------------
             FORESTRY & PAPER PRODUCTS (2.2%)
    55,000   Georgia-Pacific Group ............     1,711,875
    22,500   International Paper Co. ..........       918,281
                                                 ------------
                                                    2,630,156
                                                 ------------
             HOUSEHOLD PRODUCTS (1.1%)
    36,400   Alberto-Culver Co. CL A ..........     1,326,325
                                                 ------------
             INSURANCE SERVICES (4.4%)
    18,500   American General Corp. ...........     1,507,750
    17,000   Jefferson Pilot Corp. ............     1,270,750
    11,500   Loews Corp. ......................     1,190,969
    21,500   ST Paul Cos. .....................     1,167,719
                                                 ------------
                                                    5,137,188
                                                 ------------
             INTERNET & RELATED (1.1%)
    43,000   Earthlink Inc. ...................       216,344
    20,100   *Netegrity Inc. ..................     1,092,937
                                                 ------------
                                                    1,309,281
                                                 ------------
             MEDICAL & RELATED (11.9%)
    24,700   *Abgenix Inc. ....................     1,458,844
    41,600   *Applera Corp. Celerna
              Genomics ........................     1,495,000
    21,900   *Biogen Inc. .....................     1,315,369
    87,500   *Endocardial Solutions Inc. ......       267,969
     9,750   *Genzyme Corp. ...................       876,891
    57,500   *Health Mgt. Assoc. ..............     1,193,125
   175,000   *Healthsouth Corp. ...............     2,854,687
    45,000   *King Pharmaceuticals Inc. .......     2,325,937
    20,000   *Millennium Pharmaceuticals ......     1,237,500
    25,000   *Tanox Inx. ......................       979,687
                                                 ------------
                                                   14,005,009
                                                 ------------
             NETWORKING PRODUCTS (2.7%)
   125,000   *Auspex Systems Inc. .............       875,000
    90,000   *Cabletron Systems ...............     1,355,625
    15,000   *Network Appliance Inc. ..........       963,516
                                                 ------------
                                                    3,194,141
                                                 ------------
             OIL, ENERGY & NATURAL GAS (13.9%)
    25,000   Constellation Energy Group .......     1,126,563
    20,000   EOG Resources Inc. ...............     1,093,750
    31,600   EL Paso Energy Corp. .............     2,263,350
    34,000   Entergy Corp. ....................     1,438,625
    22,000   Exelon Corp. .....................     1,544,620
    36,000   *Newfield Exploration Co. ........     1,707,750
    20,000   *Noble Drilling Corp. ............       868,750
    70,000   *Orion Power Holdings Inc. .......     1,723,750
    31,100   Phillips Petroleum Co. ...........     1,768,812

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (CONTINUED)
    39,500   Santa Fe Intl. Corp. .............  $  1,266,469
    54,000   *Scana Corp. Holding Co. .........     1,596,375
                                                 ------------
                                                   16,398,814
                                                 ------------
             PUBLISHING -- NEWSPAPERS (1.0%)
    30,000   New York Times Co. CL A ..........     1,201,875
                                                 ------------
             RETAIL (4.6%)
    50,000   *Abercrombie & Fitch Co. CL A ....     1,000,000
    19,000   CVS Corp. ........................     1,138,813
    87,500   Mattel Inc. ......................     1,263,500
   120,000   *Stamps.com Inc. .................       333,750
   104,500   *Venator Group Inc. ..............     1,619,750
                                                 ------------
                                                    5,355,813
                                                 ------------
             SCIENTIFIC & TECHNICAL INSTRUMENTS (2.8%)
    40,000   Tektronix Inc. ...................     1,347,500
    65,000   *Thermo Electron Corp. ...........     1,933,750
                                                 ------------
                                                    3,281,250
                                                 ------------
             SECURITY SYSTEMS & SERVICES (1.3%)
    27,500   Tyco Int. Ltd. ...................     1,526,250
                                                 ------------
             STEEL (1.4%)
    40,000   Nucor Corp. ......................     1,587,500
                                                 ------------
             TELECOMMUNICATIONS & RELATED (3.0%)
    40,000   *ADC Telecom Inc. ................       725,000
   150,000   *Netro Corp. .....................     1,040,625
    10,000   *Qualcomm Inc. ...................       821,875
    39,000   *Sonus Networks Inc. .............       984,750
                                                 ------------
                                                    3,572,250
                                                 ------------
             WASTE DISPOSAL (1.0%)
    70,000   *Republic Services Inc. CL A .....     1,203,125
                                                 ------------
             TOTAL U.S. COMMON STOCKS (88.0%)
              (COST $98,181,043) ..............  $103,529,144
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             BERMUDA (1.5%)
             INSURANCE SERVICES (1.5%)
    42,500   ACE Ltd. .........................  $  1,803,594
                                                 ------------
             CANADA (0.5%)
             OIL, ENERGY & NATURAL GAS (0.5%)
   177,500   *Bonus Resource Service ..........       348,610
                                                 ------------
             FINLAND (1.0%)
             TELECOMMUNICATIONS (1.0%)
    26,500   Nokia Corp. ADR ..................     1,152,750
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (3.0%)
              (COST $2,999,903) ...............  $  3,304,954
                                                 ------------
             TOTAL COMMON STOCKS (91.0%)
              (COST $101,180,946) .............  $106,834,098
                                                 ------------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
--------------------------------------------------------------
              ELECTRONIC COMPONENTS/SEMICONDUCTORS (1.1%)
$ 1,000,000   Check Point Systems Inc. 5.250%
               11/1/05 .........................  $    622,500
  1,000,000   Intl. Rectifier Corp. 4.250%
               7/15/07 .........................       671,250
                                                  ------------
                                                     1,293,750
                                                  ------------
              OIL, ENERGY & NATURAL GAS (0.2%)
    250,000   Offshore Logistics Inc. 6.000%
               12/15/03 ........................       261,250
                                                  ------------
              TELECOMMUNICATIONS (1.2%)
  6,750,000   Primus Telecom 5.75% 2/15/07 .....     1,392,188
                                                  ------------
              TOTAL CONVERTIBLE DEBENTURES
               (2.5%) (COST $4,822,870) ........  $  2,947,188
                                                  ------------

                                                    MARKET
  SHARES               SHORT OPTIONS                VALUE
-------------------------------------------------------------
   (15,000)  Network Appliance Jan/$75 ........  $    (61,875)
                                                 ------------
             TOTAL SHORT OPTIONS (0.0%)
              (COST -$63,773) .................  $    (61,875)
                                                 ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
--------------------------------------------------------------
              FINANCIAL SERVICES (10.8%)
$12,743,000   Firstar 4.250% 1/2/01 repurchase
               price $12,748,935 collateralized
               by various government agency
               obligations
               Market Value: ($12,996,796)
               Face Value: ($15,064,963)
               Due from 5/12/14 to 9/15/29
               Interest from: 6.000% to
               7.492% ..........................  $ 12,743,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS
               (10.8%)
               (COST $12,743,000) ..............  $ 12,743,000
                                                  ------------
              TOTAL HOLDINGS (104.3%)
               (COST $118,683,043) (a) .........  $122,462,411
                                                  ------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-4.3%) .............    (5,051,214)
                                                  ------------
              TOTAL NET ASSETS (100.0%) ........  $117,411,197
                                                  ============

---------------

  * Non-income producing securities.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $3,587,707.

ADR American Depository Receipt
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $118,683,043) ..........  $122,462,411
  Cash in bank ............................         1,594
  Receivable for securities sold ..........     2,291,440
  Receivable for fund shares sold .........         1,289
  Dividends and accrued interest
    receivable ............................       223,089
                                             ------------
    Total assets ..........................   124,979,823
                                             ------------
Liabilities:
  Payable for securities purchased ........     7,188,655
  Payable for fund shares redeemed ........       267,418
  Payable for investment management
    services (note 3) .....................        81,651
  Other accrued expenses ..................        30,902
                                             ------------
    Total liabilities .....................     7,568,626
                                             ------------
Net assets at market value ................  $117,411,197
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $  7,870,580
  Paid-in capital in excess of par
    value .................................   109,348,956
  Distributions in excess of net realized
    gains on investments (note 1) .........    (3,587,707)
  Net unrealized appreciation on
    investments (note 1) ..................     3,779,368
                                             ------------
Net assets at market value ................  $117,411,197
                                             ============
Shares outstanding (note 4) ...............     7,870,580
Net asset value per share .................  $      14.92
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    715,284
  Dividends ................................       481,204
                                              ------------
    Total investment income ................     1,196,488
                                              ------------
Expenses:
  Management fees (note 3) .................     1,037,491
  Custodian fees (note 3) ..................        24,846
  Directors' fees (note 3) .................         2,300
  Professional fees ........................        12,512
  Accounting and transfer agent fees .......        83,645
  Printing .................................        19,076
  Filing ...................................         6,000
  Other ....................................         7,288
                                              ------------
    Total expenses .........................     1,193,158
                                              ------------
    Net investment income ..................         3,330
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    10,727,468
  Net change in unrealized appreciation
    (depreciation) on investments ..........   (21,968,608)
                                              ------------
  Net loss on investments ..................   (11,241,140)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(11,237,810)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
From operations:
  Net investment income ....................................  $      3,330   $    104,749
  Realized gain on investments .............................    10,727,468     20,934,796
  Unrealized appreciation (depreciation) on investments ....   (21,968,608)    19,500,116
                                                              ------------   ------------
      Net increase (decrease) in net assets from
       operations ..........................................   (11,237,810)    40,539,661
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................        (3,330)      (104,749)
  Capital gains distributions ..............................   (12,409,258)   (16,246,477)
  Distributions in excess of capital gains .................    (3,587,707)
  Return of capital ........................................      (176,239)       (53,900)
                                                              ------------   ------------
      Total dividends and distributions ....................   (16,176,534)   (16,405,126)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold ................................    25,223,903     29,440,102
  Received from dividends reinvested .......................    16,176,534     16,405,126
  Paid for shares redeemed .................................    (9,623,321)    (8,304,844)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions ........................................    31,777,116     37,540,384
                                                              ------------   ------------
         Increase in net assets ............................     4,362,772     61,674,919
Net Assets:
  Beginning of period ......................................   113,048,425     51,373,506
                                                              ------------   ------------
  End of period ............................................  $117,411,197   $113,048,425
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                       YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                               2000        1999        1998       1997*
                                                              ------      ------      ------      ------
Per share data:
Net asset value, beginning of period .......................  $18.78      $13.63      $12.85      $10.00
Income (loss) from investment operations:
  Net investment income ....................................    0.00        0.02        0.14        0.11
  Net realized and unrealized gain (loss) on investments ...   (1.49)       8.33        0.77        3.52
                                                              ------      ------      ------      ------
    Total income (loss) from investment operations .........   (1.49)       8.35        0.91        3.63
                                                              ------      ------      ------      ------
Less distributions:
  Dividends from net investment income .....................    0.00       (0.02)      (0.13)      (0.11)
  Distributions from net realized capital gains ............   (1.81)      (3.17)       0.00       (0.67)
  Distributions in excess of capital gains .................   (0.53)         --          --          --
  Return of capital ........................................   (0.03)      (0.01)       0.00        0.00
                                                              ------      ------      ------      ------
    Total distributions ....................................   (2.37)      (3.20)      (0.13)      (0.78)
                                                              ------      ------      ------      ------
Net asset value, end of period .............................  $14.92      $18.78      $13.63      $12.85
                                                              ======      ======      ======      ======
Total return ...............................................   (8.29)%     62.25%       7.09%      36.58%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.98%       0.95%       0.97%       0.95%(a)
  Ratio of net investment income to average net assets .....    0.00%       0.15%       1.09%       1.04%(a)
Portfolio turnover rate ....................................     537%        417%        286%        185%
Net assets at end of period (millions) .....................  $117.4      $113.0      $ 51.4      $ 18.7

---------------

  *  Commenced operations on January 3, 1997
(a)  Annualized
(b)  Not annualized

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -9.65%
Three year                                  13.85%
Since inception (1/3/97)                    18.10%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The S&P 500 Index Portfolio ended the year with a return of -9.65%. The S&P 500 Index Portfolio year-end total return of -9.10% was its worst in 17 years. Concerns about slowing economic growth and earnings not meeting expectations caused P/E multiples to decline. This was especially true for technology, which was the worst performing sector returning -41%. Excluding the technology sector, the S&P 500 Index would have returned a positive 6.5%. Technology peaked at an index weight of 35% on March 8 but ended the year at only 21%. The market also showed a significant shift in market breadth. As of our second quarter report, only five of the S&P 500 companies needed to be held according to their weights to match the index returns for the year. However, by year end 62% of S&P 500 stocks outperformed the index and 55% achieved a positive total return. We believe this increased market breadth combined with the Federal Reserve lowering borrowing rates will lead to strong returns for the S&P 500 in 2001. The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures contracts. In order to hedge the futures contracts, a significant amount of commercial paper is held by the portfolio.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                  S&P 500 FUND (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                                ---------------------------               -------------
'1/97                                                                       10000                              10000
                                                                            12058                              12060
'97                                                                       13174.6                              13336
                                                                          15524.9                            15697.7
'98                                                                       17127.1                            17146.7
                                                                          19247.4                            19269.4
'99                                                                       21516.7                            20755.1
                                                                          21628.6                            20665.8
'00                                                                       19441.9                            18863.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broadest domestic economy.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  S&P 500 Depository Reciepts            4.6
 2.  General Electric Co.                   1.9
 3.  Merck & Co. Inc.                       1.7
 4.  Citigroup Inc.                         1.5
 5.  Pfizer Inc.                            1.5
 6.  Exxon Mobil Corporation                1.5
 7.  SBC Communications                     1.5
 8.  Johnson & Johnson                      1.4
 9.  American International Group
     Inc.                                   1.2
10.  Intel Corporation                      1.2

 TOP 10 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Unit Investment Trust                  4.6
 2.  Drugs                                  4.1
 3.  Financial Services                     3.7
 4.  Computer and Related                   3.5
 5.  Banking                                3.2

---------------

* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (1.3%)
    28,000   Boeing Co. .......................  $  1,848,000
    17,700   Honeywell Intl. Inc. .............       837,431
                                                 ------------
                                                    2,685,431
                                                 ------------
             AUTOMOTIVE & RELATED (0.4%)
    35,486   Ford Motor Co. ...................       831,704
     2,657   Visteon Corp. ....................        30,555
                                                 ------------
                                                      862,259
                                                 ------------
             BANKING (3.2%)
    40,000   Bank One Corp. ...................     1,465,000
    46,750   Chase Manhattan Corp. ............     2,124,203
    28,650   Fifth Third Bancorp ..............     1,711,837
     6,000   US Bancorp .......................       175,125
     2,000   Washington Mutual Inc. ...........       106,125
    18,100   Wells Fargo & Co. ................     1,007,944
                                                 ------------
                                                    6,590,234
                                                 ------------
             BROADCAST RADIO & TV (0.2%)
     7,500   *Clear Channel Communications ....       363,281
                                                 ------------
             CHEMICALS (0.5%)
    18,000   Dow Chemical Co. .................       659,250
     7,200   EI Dupont De Nemours .............       347,850
                                                 ------------
                                                    1,007,100
                                                 ------------
             COMMUNICATIONS (3.1%)
    69,250   AT&T Corp. .......................     1,198,891
    30,500   Motorola Inc. ....................       617,625
    12,000   *Qualcomm Inc. ...................       986,250
    64,000   SBC Communications Inc. ..........     3,056,000
    48,550   *Worldcom Inc. ...................       679,700
                                                 ------------
                                                    6,538,466
                                                 ------------
             COMPUTER & RELATED (3.5%)
    60,000   *Cisco Systems Inc. ..............     2,295,000
    43,000   *Dell Computer Corp. .............       749,812
    15,000   *EMC Corp. .......................       997,500
    35,200   Hewlett-Packard Co. ..............     1,111,000
    19,000   Intl. Business Machines ..........     1,615,000
    20,000   *Sun Microsystems Inc. ...........       557,500
     1,000   *Veritas Software Corp. ..........        87,500
                                                 ------------
                                                    7,413,312
                                                 ------------
             COMPUTER SOFTWARE (2.3%)
    19,000   Computer Associates ..............       370,500
    47,000   *Microsoft Corp. .................     2,044,500
    81,000   *Oracle Corp. ....................     2,354,062
                                                 ------------
                                                    4,769,062
                                                 ------------
             CONSUMER PRODUCTS (3.1%)
    31,000   Edison International .............       484,375
    12,000   Gillette Co. .....................       433,500
    28,000   Johnson & Johnson ................     2,941,750
    25,000   Philip Morris Cos. Inc. ..........     1,100,000
    20,000   Procter & Gamble Co. .............     1,568,750
                                                 ------------
                                                    6,528,375
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             DRUGS (4.1%)
    22,000   *Amgen Inc. ......................  $  1,406,625
    38,500   Merck & Co Inc. ..................     3,604,562
    23,700   Pharmacia Corp. ..................     1,445,700
    36,500   Schering-Plough ..................     2,071,375
                                                 ------------
                                                    8,528,262
                                                 ------------
             ELECTRICAL EQUIPMENT (2.0%)
    84,000   General Electric Co. .............     4,026,750
    10,000   Thomas & Betts Corp. .............       161,875
    14,000   Xerox Corp. ......................        64,750
                                                 ------------
                                                    4,253,375
                                                 ------------
             ELECTRONIC COMPONENTS/SEMICONDUCTOR (2.5%)
     8,140   *Agilent Technologies Inc. .......       445,665
    14,100   *Applied Materials ...............       538,444
     1,700   *Broadcom Corp. ..................       143,650
     9,000   Emerson Electric Co. .............       709,312
    82,000   Intel Corp. ......................     2,480,500
    21,300   Texas Instruments ................     1,009,088
                                                 ------------
                                                    5,326,659
                                                 ------------
             ENTERTAINMENT & LEISURE (0.6%)
    44,100   Walt Disney Co. ..................     1,276,144
                                                 ------------
             FINANCIAL SERVICES (3.7%)
    35,800   American Express Co. .............     1,966,763
    63,069   Citigroup Inc. ...................     3,220,461
    26,600   FleetBoston Financial Corp. ......       999,162
    22,000   Lehman Brothers Holding Inc. .....     1,487,750
                                                 ------------
                                                    7,674,136
                                                 ------------
             FOOD & RELATED (1.9%)
    11,500   Campbell Soup Co. ................       398,187
    31,000   Coca-Cola Co. ....................     1,889,063
    27,000   *Kroger Co. ......................       730,688
    38,000   Sara Lee Corp. ...................       933,375
                                                 ------------
                                                    3,951,313
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.2%)
     8,000   Weyerhaeuser Co. .................       406,000
                                                 ------------
             INSURANCE SERVICES (1.2%)
    25,500   American Intl. Group Inc. ........     2,513,344
                                                 ------------
             INTERNET SOFTWARE (0.4%)
    23,000   *America Online Inc. .............       800,400
                                                 ------------
             MACHINERY (0.2%)
     9,500   Ingersoll-Rand Co. ...............       397,813
                                                 ------------
             MANUFACTURING (0.2%)
     7,500   Parker-Hannifin Corp. ............       330,938
                                                 ------------
             MEDIA & PUBLISHING (0.3%)
    11,000   *Viacom Inc. CL B ................       514,250
                                                 ------------
             METALS & MINING (0.1%)
     9,200   Alcoa Inc. .......................       308,200
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (2.2%)
    47,900   *Boston Scientific Corp. .........  $    655,631
    12,300   Medtronic Inc. ...................       742,613
    68,750   Pfizer Inc. ......................     3,162,500
                                                 ------------
                                                    4,560,744
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.3%)
    36,000   Exxon Mobil Corp. ................     3,129,750
    10,000   Schlumberger Ltd. ................       799,375
    35,000   USX-Marathon Group ...............       971,250
                                                 ------------
                                                    4,900,375
                                                 ------------
             RESTAURANTS (0.3%)
    17,000   McDonalds Corp. ..................       578,000
                                                 ------------
             RETAIL (2.9%)
    50,500   Home Depot Inc. ..................     2,307,219
    44,800   Target Corp. .....................     1,444,800
    18,250   The Gap Inc. .....................       465,375
    36,200   Wal-Mart Stores Inc. .............     1,923,125
                                                 ------------
                                                    6,140,519
                                                 ------------
             SECURITY SYSTEMS & SERVICES (0.8%)
    30,000   Tyco Intl. Ltd. ..................     1,665,000
                                                 ------------
             TELECOMMUNICATIONS (1.3%)
     9,000   *ADC Telecommunications ..........       163,125
     2,815   *Avaya Inc. ......................        29,039
     9,600   *JDS Uniphase Corp. ..............       400,200
    38,800   Lucent Technologies Inc. .........       523,800
     1,800   Scientific Atlanta Inc. ..........        58,612
     7,800   *Tellabs Inc. ....................       440,700
    22,200   Verizon Communication ............     1,112,775
                                                 ------------
                                                    2,728,251
                                                 ------------
             TRANSPORTATION & EQUIPMENT (0.1%)
    18,000   Norfolk Southern Corp. ...........       239,625
                                                 ------------
             UTILITIES (0.8%)
    20,000   Duke Energy Corp. ................     1,705,000
                                                 ------------
             TOTAL U.S. COMMON STOCKS (45.7%)
              (COST $93,639,908) ..............  $ 95,555,868
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (0.5%)
             TELECOMMUNICATIONS (0.5%)
    34,500   Nortel Networks Corp. ............  $  1,106,156
                                                 ------------
             NETHERLANDS (1.1%)
             FOOD & RELATED (0.2%)
     6,100   Unilever .........................       383,919
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (0.9%)
    32,000   Royal Dutch Pete Co. .............  $  1,938,000
                                                 ------------
             TOTAL NETHERLANDS ................     2,321,919
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (1.6%)
              (COST $4,008,778) ...............  $  3,428,075
                                                 ------------
             TOTAL COMMON STOCKS (47.3%)
              (COST $97,648,686) ..............  $ 98,983,943
                                                 ------------

                                                    MARKET
  SHARES            DEPOSITORY RECEIPTS             VALUE
-------------------------------------------------------------
             UNIT INVESTMENT TRUST (4.6%)
    73,900   S&P 500 Depository Receipts ......  $  9,694,756
                                                 ------------
             TOTAL DEPOSITORY RECEIPTS (4.6%)
              (COST $10,653,611) ..............  $  9,694,756
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (9.0%)
$1,616,000   Daimler-Chrysler 6.540%
              1/19/01 .........................  $  1,610,716
 1,214,000   Daimler-Chrysler 6.570%
              2/12/01 .........................     1,204,695
 4,153,000   Daimler-Chrysler 6.570% 2/6/01 ...     4,125,715
 2,810,000   Ford Motor Credit 6.250%
              2/20/01 .........................     2,785,608
 4,281,000   General Motors Acceptance 6.440%
              2/5/01 ..........................     4,254,196
 2,258,000   General Motors Acceptance 6.450%
              2/7/01 ..........................     2,243,031
 2,502,000   General Motors Acceptance 6.540%
              1/10/01 .........................     2,497,909
                                                 ------------
                                                   18,721,870
                                                 ------------
             ELECTRICAL EQUIPMENT (0.6%)
 1,190,000   GE Capital 6.410% 2/8/01 .........     1,181,948
                                                 ------------
             FINANCIAL SERVICES (21.9%)
 2,501,000   American Express 6.470%
              1/29/01 .........................     2,488,414
 3,665,000   American General Finance 6.320%
              2/16/01 .........................     3,635,403
 1,301,000   American General Finance 6.500%
              1/31/01 .........................     1,293,953
 3,511,000   American General 6.560%
              1/22/01 .........................     3,497,565
 2,473,000   Associates Corp. 6.560%
              1/24/01 .........................     2,462,635
 2,248,000   Associates Corp. 6.570%
              1/26/01 .........................     2,237,744
 6,336,000   Deutsche Bank 6.550% 1/23/01 .....     6,310,638
 1,971,000   Heller Financial 6.750%
              1/17/01 .........................     1,965,087
 4,100,000   Heller Financial 7.100% 2/2/01 ...     4,074,124
 3,324,000   Heller Financial 6.720%
              1/12/01 .........................     3,317,175
 3,368,000   Household Finance 6.450%
              2/1/01 ..........................     3,349,294
 2,217,000   Household Finance 6.550%
              1/8/01 ..........................     2,214,176
 2,993,000   Household Finance 6.560%
              1/18/01 .........................     2,983,728
 3,340,000   New Center Asset Trust 6.400%
              2/13/01 .........................     3,314,468
 2,628,000   New Center Asset Trust 6.410%
              2/15/01 .........................     2,606,943
                                                 ------------
                                                   45,751,347
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (3.0%)
$4,079,000   Prudential Funding 6.420%
              2/9/01 ..........................  $  4,050,630
 2,282,000   Prudential Funding 6.300%
              2/14/01 .........................     2,264,429
                                                 ------------
                                                    6,315,059
                                                 ------------
             MACHINERY (3.8%)
 2,372,000   John Deere Capital 6.200%
              2/21/01 .........................     2,351,166
 3,536,000   John Deere Capital 6.540%
              1/3/01 ..........................     3,534,715
 2,145,000   John Deere Capital 6.530%
              1/16/01 .........................     2,139,164
                                                 ------------
                                                    8,025,045
                                                 ------------
             OIL, ENERGY & NATURAL GAS (1.2%)
 2,532,000   Texaco 6.540% 1/9/01 .............     2,528,320
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             RETAIL (4.3%)
$2,767,000   Sears Roebuck Acceptance 6.600%
              1/2/01 ..........................  $  2,766,493
 2,019,000   Sears Roebuck Acceptance 7.000%
              1/30/01 .........................     2,007,615
 2,115,000   Sears Roebuck Acceptance 6.600%
              1/4/01 ..........................     2,113,837
 2,115,000   Sears Roebuck Acceptance 6.600%
              1/5/01 ..........................     2,113,449
                                                 ------------
                                                    9,001,394
                                                 ------------
             TOTAL SHORT-TERM NOTES (43.8%)
              (COST $91,524,983) ..............  $ 91,524,983
                                                 ------------
             TOTAL HOLDINGS (95.7%)
              (COST $199,827,280) (a) .........  $200,203,682
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (4.3%) ..............     9,017,848
                                                 ------------
             TOTAL NET ASSETS (100.0%) ........  $209,221,530
                                                 ============

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $72,464.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $199,827,280) ..........  $200,203,682
  Cash in bank ............................           167
  Receivable for fund shares sold .........         3,123
  Variation margin on futures contracts
    (note 1) ..............................    10,036,680
  Dividends and accrued interest
    receivable ............................       100,073
                                             ------------
    Total assets ..........................   210,343,725
                                             ------------
Liabilities:
  Payable for securities purchased ........       734,202
  Payable for fund shares redeemed ........       270,154
  Payable for investment management
    services (note 3) .....................        66,538
  Other accrued expenses ..................        51,301
                                             ------------
    Total liabilities .....................     1,122,195
                                             ------------
Net assets at market value ................  $209,221,530
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $ 14,898,517
  Paid-in capital in excess of par
    value .................................   194,658,923
  Accumulated net realized gain on
    investments (note 1) ..................     1,410,726
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1) ..................       376,402
    Futures contracts (note 1) ............    (2,123,038)
                                             ------------
Net assets at market value ................  $209,221,530
                                             ============
Shares outstanding (note 4) ...............    14,898,517
Net asset value per share .................  $      14.04
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $  6,721,574
  Dividends ................................     1,213,792
                                              ------------
    Total investment income ................     7,935,366
                                              ------------
Expenses:
  Management fees (note 3) .................       808,566
  Custodian fees (note 3) ..................        43,298
  Directors' fees (note 3) .................         5,200
  Professional fees ........................        19,252
  Accounting and transfer agent fees .......       148,076
  Printing .................................        42,152
  Filing ...................................        14,000
  Other ....................................        13,382
                                              ------------
    Total expenses .........................     1,093,926
                                              ------------
    Net investment income ..................     6,841,440
                                              ------------
Realized and unrealized gain on investments:
  Net realized gain (loss) from:
    Investments ............................    12,574,353
    Futures contracts ......................   (11,155,002)
  Net change in unrealized appreciation
    (depreciation) on:
    Investments ............................   (23,725,634)
    Futures contracts ......................    (6,706,238)
                                              ------------
      Net loss on investments ..............   (29,012,521)
                                              ------------
      Net decrease in net assets from
         operations ........................  $(22,171,081)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
From operations:
  Net investment income ....................................  $  6,841,440   $  4,219,735
  Realized gain on investments and futures contracts .......     1,419,351     16,124,128
  Unrealized appreciation (depreciation) on investments and
    futures contracts ......................................   (30,431,872)    18,777,088
                                                              ------------   ------------
      Net increase (decrease) in net assets from
       operations ..........................................   (22,171,081)    39,120,951
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................    (6,830,725)    (4,150,432)
  Capital gains distributions ..............................      (374,349)   (15,896,517)
  Return of capital ........................................    (1,382,383)             0
                                                              ------------   ------------
      Total dividends and distributions ....................    (8,587,457)   (20,046,949)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold ................................    37,822,271    103,721,037
  Received from dividends reinvested .......................     8,587,457     20,046,949
  Paid for shares redeemed .................................   (22,998,587)   (20,430,472)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions ........................................    23,411,141    103,337,514
                                                              ------------   ------------
         Increase (decrease) in net assets .................    (7,347,397)   122,411,516
Net Assets:
  Beginning of period ......................................   216,568,927     94,157,411
                                                              ------------   ------------
  End of period (a) ........................................  $209,221,530   $216,568,927
                                                              ============   ============
(a) Includes undistributed net investment income of ........  $         --   $     90,091
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                        YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                               2000          1999         1998      1997*
                                                              -------       ------       ------     ------
Per share data:
Net asset value, beginning of period .......................  $ 16.17       $14.23       $11.73     $10.00
Income (loss) from investment operations:
  Net investment income (loss) .............................     0.49         0.40         0.38      (0.45)
  Net realized and unrealized gain (loss) on investments ...    (2.00)        3.28         3.09       3.60
                                                              -------       ------       ------     ------
    Total income (loss) from investment operations .........    (1.51)        3.68         3.47       3.15
                                                              -------       ------       ------     ------
Less distributions:
  Dividends from net investment income .....................    (0.49)       (0.44)       (0.33)     (0.45)
  Distributions from net realized capital gains ............    (0.03)       (1.30)       (0.64)     (0.91)
  Distributions in excess realized capital gains ...........     0.00         0.00         0.00      (0.06)
  Return of capital ........................................    (0.10)           0            0          0
                                                              -------       ------       ------     ------
    Total distributions ....................................    (0.62)       (1.74)       (0.97)     (1.42)
                                                              -------       ------       ------     ------
Net asset value, end of period .............................  $ 14.04       $16.17       $14.23     $11.73
                                                              =======       ======       ======     ======
Total return ...............................................    (9.65)%      25.63%       30.00%     31.75%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................     0.50%        0.49%        0.49%      0.52%(a)
  Ratio of net investment income to average net assets .....     3.14%        2.62%        2.89%      5.29%(a)
Portfolio turnover rate ....................................       30%          68%         115%       445%
Net assets at end of period (millions) .....................  $ 209.2       $216.6       $94.20     $22.10

---------------

  *  Commenced operations January 3, 1996
(a)  Annualized
(b)  Not annualized

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -12.80%
Three year                                  -7.31%
Since inception (1/3/97)                      .01%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The overall stock market in 2000 had yet the most volatile year in memory. The Social Awareness Portfolio was no different in this respect and unfortunately ended up on a bad note. The fund outperformed during the first three-quarters of the year only to give it all back in the fall market collapse. For the year, the portfolio had a return of -12.80% vs. -9.10% for the S&P 500. The portfolio significantly under performed the broader market in the last quarter due to its over-weighting in faster growing technology companies. The NASDAQ was down a remarkable -32.70% in the last quarter of 2000 and a full -39.18% for the year. This deeply affected most of the equity positions held by the fund. As you may recall, the portfolio was repositioned over the last year and a half to increase the growth orientation of the securities held and this ended up hurting relative performance.

Management is committed to improving relative performance of the fund and has decreased the size of the over-weighting in technology companies. Yet, we believe that the best positioning of the fund for long-term performance requires an over-weighting in large companies with industry-leading growth rates. This strategy should pay off in the long run but have periods of over and under performance during any short-term measurement period.

The portfolio at the end of 2000 had an over-weighting in technology, capital goods, communication services, utilities and energy. We believe the fund is positioned to benefit from the stronger names in these industries. The market plunge has provided numerous opportunities for new investments of which we are regularly reviewing.

As we look to 2001, we are guardedly optimistic about the overall equity market. Company earnings have deteriorated greatly during the last quarter of 2000 and the prospects for any growth in overall earnings for the first quarter of 2001 look bleak. If the market is to improve, it will need a fair amount of help from the Federal Reserve in the form of much lower interest rates. This combined with gradual earnings improvement throughout the year should allow for a return to positive stock performance. We thank you for your continued support and hope to report improved performance in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                    SOCIAL AWARENESS
                                                  (COMMENCED OPERATIONS
                                                    JANUARY 3, 1997)              S&P 500 INDEX            RUSSELL 2000 INDEX
                                                  ---------------------           -------------            ------------------
'1/3/97                                                 10000.00                    10000.00                    10000.00
                                                        11321.00                    12060.00                    11020.00
'97                                                     12562.90                    13336.00                    12226.70
                                                        12462.40                    15697.70                    12871.00
'98                                                      9748.10                    17146.70                    11953.30
                                                        10181.90                    19269.40                    13062.60
'99                                                     11473.00                    20755.10                    14494.30
                                                        12791.20                    20665.80                    14933.40
'00                                                     10005.30                    18863.80                    14067.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

The Social Awareness Portfolio changed its benchmark from the smaller capitalization weighted Russell 2000 to the larger capitalization of S&P 500 Index to better reflect the portfolio's objectives and style.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Citigroup Inc.                         4.6
 2.  American International Group           4.5
 3.  Tyco International Ltd.                4.3
 4.  American General Finance               3.9
 5.  Telltabs Inc                           3.8
 6.  American Express                       3.7
 7.  Johnson & Johnson                      3.5
 8.  Texas Instruments Inc.                 3.2
 9.  Plexus Corporation                     3.1
10.  Schlumberger Ltd.                      3.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Telecommunications                     11.6
 2.  Computer and Related                   11.4
 3.  Electronic Components/
     Semiconductors                         10.3
 4.  Oil, Energy, and Natural Gas            9.9
 5.  Financial Services                      9.1

---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           BROADCAST RADIO & TV (1.4%)
   3,000   *AT&T Corp. Liberty Media ............  $   40,688
                                                   ----------
           BUSINESS SERVICES (1.7%)
   1,000   *Agile Software Corp. ................      49,375
                                                   ----------
           COMMERCIAL SERVICES (3.1%)
   3,000   *Plexus Corp. ........................      91,172
                                                   ----------
           COMMUNICATIONS (8.8%)
   4,000   *ADC Telecommunication ...............      72,500
   5,500   *McleodUSA Inc. ......................      77,688
   2,000   *RF Micro Devices Inc. ...............      54,875
   4,100   *Worldcom Inc. .......................      57,400
                                                   ----------
                                                      262,463
                                                   ----------
           COMPUTER & RELATED (11.4%)
   1,500   *Cisco Systems Inc. ..................      57,375
   1,000   *EMC Corp. ...........................      66,500
     800   Intl. Business Machines ..............      68,000
   2,600   *Solectron ...........................      88,140
   2,200   *Sun Microsystems ....................      61,325
                                                   ----------
                                                      341,340
                                                   ----------
           CONSUMER PRODUCTS (5.6%)
   1,000   Coca-Cola Co. ........................      60,937
   1,000   Johnson & Johnson ....................     105,063
                                                   ----------
                                                      166,000
                                                   ----------
           DIVERSIFIED MANUFACTURING (1.6%)
   1,000   General Electric Co. .................      47,938
                                                   ----------
           DRUGS (2.0%)
   1,000   *Medicis Pharmaceuticals .............      59,125
                                                   ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (10.3%)
   1,500   Calpine Corp. ........................      67,594
   1,000   CTS Corp. ............................      36,437
   1,000   Intel Corp. ..........................      30,250
   2,000   Texas Instruments Inc. ...............      94,750
   2,000   *Transwitch Corp. ....................      78,250
                                                   ----------
                                                      307,281
                                                   ----------
           FINANCIAL SERVICES (9.1%)
   2,666   Citigroup Inc. .......................     136,133
   1,500   Household International ..............      82,500
   2,000   Metris Cos. ..........................      52,625
                                                   ----------
                                                      271,258
                                                   ----------
           INSURANCE SERVICES (4.5%)
   1,375   American Intl. Group .................     135,523
                                                   ----------
           MEDIA & PUBLISHING (2.9%)
   1,844   *Viacom Inc. CL B ....................      86,207
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (9.9%)
   1,000   Apache Corp. .........................  $   70,062
   1,000   Enron Corp. ..........................      83,125
   2,000   *Rowan Cos. Inc. .....................      54,000
   1,100   Schlumberger Ltd. ....................      87,931
                                                   ----------
                                                      295,118
                                                   ----------
           RETAIL (1.4%)
   1,000   RadioShack Corp. .....................      42,812
                                                   ----------
           SECURITY SYSTEMS & SERVICES (4.3%)
   2,300   Tyco Intl. Ltd. ......................     127,650
                                                   ----------
           TELECOMMUNICATIONS (10.1%)
   1,000   *JDS Uniphase ........................      41,687
   1,000   Qualcomm Inc. ........................      82,188
   2,000   Scientific Atlanta Inc. ..............      65,125
   2,000   *Telltabs Inc. .......................     113,000
                                                   ----------
                                                      302,000
                                                   ----------
           WIRELESS EQUIPMENT (2.9%)
   1,500   *Powerwave Technology Inc. ...........      87,750
                                                   ----------
           TOTAL U.S. COMMON STOCKS (91.0%)
            (COST $2,603,487) ...................  $2,713,700
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           CANADA (2.0%)
           DRUGS (2.0%)
   1,500   *Biovail Corp. .......................  $   58,260
                                                   ----------
           MEXICO (1.5%)
           TELECOMMUNICATIONS (1.5%)
   1,000   Telefonos de Mexico ..................      45,125
                                                   ----------
           TOTAL FOREIGN COMMON STOCKS (3.5%)
            (COST $105,651) .....................  $  103,385
                                                   ----------
           TOTAL COMMON STOCKS (94.5%)
            (COST $2,709,138) ...................  $2,817,085
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (7.5%)
$109,000   American Express 6.380% 1/2/01 .......  $  108,981
 116,000   American General Finance 6.400%
            1/2/01 ..............................     115,979
                                                   ----------
           TOTAL SHORT-TERM NOTES (7.5%)
            (COST $224,960) .....................  $  224,960
                                                   ----------
           TOTAL HOLDINGS (102.0%)
            (COST $2,934,098) (a) ...............  $3,042,045
                                                   ----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-2.0%) .................     (59,946)
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $2,982,099
                                                   ==========

---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting and federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $2,934,098) ..............  $3,042,045
  Cash in bank ..............................       1,072
  Receivable for fund shares sold ...........      22,338
  Dividends and accrued interest
    receivable ..............................       1,010
                                               ----------
    Total assets ............................   3,066,465
                                               ----------
Liabilities:
  Payable for securities purchased ..........      69,559
  Payable for fund shares redeemed ..........          36
  Payable for investment management services
    (note 3) ................................       1,541
  Other accrued expenses ....................      13,230
                                               ----------
    Total liabilities .......................      84,366
                                               ----------
Net assets at market value ..................  $2,982,099
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  331,712
  Paid-in capital in excess of par value ....   4,790,517
  Accumulated net realized loss on
    investments (note 1) ....................  (2,248,077)
  Net unrealized appreciation on investments
    (note 1) ................................     107,947
                                               ----------
Net assets at market value ..................  $2,982,099
                                               ==========
Shares outstanding (note 4) .................     331,712
Net asset value per share ...................  $     8.99
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ...................................  $  12,565
  Dividends ..................................     11,834
                                                ---------
    Total investment income ..................     24,399
                                                ---------
Expenses:
  Management fees (note 3) ...................     21,462
  Custodian fees (note 3) ....................      4,825
  Directors' fees (note 3) ...................        150
  Professional fees ..........................      7,751
  Accounting and transfer agent fees .........      3,580
  Printing ...................................        900
  Filing .....................................        400
  Other ......................................        274
                                                ---------
    Total expenses ...........................     39,342
                                                ---------
    Net investment loss ......................    (14,943)
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .........    186,397
  Net change in unrealized appreciation on
    investments ..............................   (592,994)
                                                ---------
  Net loss on investments ....................   (406,597)
                                                ---------
  Net decrease in net assets from
    operations ...............................  $(421,540)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 2000          1998
                                                              -----------   -----------
From operations:
  Net investment income (loss) .............................  $   (14,943)  $    19,816
  Realized gain (loss) on investments ......................      186,397    (1,812,454)
  Unrealized appreciation (depreciation) on investments ....     (592,994)    2,093,387
                                                              -----------   -----------
      Net increase (decrease) in net assets from
       operations ..........................................     (421,540)      300,749
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................           --       (19,816)
  Dividend paid in excess of net investment income .........           --          (831)
                                                              -----------   -----------
      Total dividends ......................................           --       (20,647)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold ................................      902,535       876,492
  Received from dividends reinvested .......................            0        20,647
  Paid for shares redeemed .................................   (1,088,829)   (4,178,575)
                                                              -----------   -----------
      Decrease in net assets derived from capital share
       transactions ........................................     (186,294)   (3,281,436)
                                                              -----------   -----------
         Decrease in net assets ............................     (607,834)   (3,001,334)
Net Assets:
  Beginning of period ......................................    3,589,933     6,591,267
                                                              -----------   -----------
  End of period ............................................  $ 2,982,099   $ 3,589,933
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                               2000        1999       1998      1997*
                                                              -------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $ 10.31     $ 8.80     $11.40     $10.00
Income (loss) from investment operations:
  Net investment income (loss) .............................    (0.05)      0.04       0.05       0.09
  Net realized and unrealized gain (loss) on investments ...    (1.27)      1.51      (2.60)      2.47
                                                              -------     ------     ------     ------
    Total income (loss) from investment operations .........    (1.32)      1.55      (2.55)      2.56
                                                              -------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................     0.00      (0.04)     (0.05)     (0.07)
  Distributions from net realized capital gains ............     0.00       0.00       0.00      (1.09)
                                                              -------     ------     ------     ------
    Total distributions ....................................     0.00      (0.04)     (0.05)     (1.16)
                                                              -------     ------     ------     ------
Net asset value, end of period .............................  $  8.99     $10.31     $ 8.80     $11.40
                                                              =======     ======     ======     ======
Total return ...............................................   (12.80)%    17.69%    (22.41)%    25.63%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................     1.10%      0.93%      0.81%      0.95%(a)
  Ratio of net investment income (loss) to average net
    assets .................................................    (0.42)%     0.47%      0.55%      0.75%(a)
Portfolio turnover rate ....................................       75%       122%        71%        40%
Net assets at end of period (millions) .....................  $   3.0     $  3.6     $  6.6     $  4.8

---------------

  *  Commenced operations January 3, 1997
(a)  Annualized
(b)  Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 OBJECTIVE

The Strategic Income Portfolio seeks to generate high current income by investing at least 80% of its assets in income-producing securities, including at least 40% of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

 PERFORMANCE AS OF DECEMBER 31, 2000

TOTAL RETURN:

One-year                                    11.90%
Three-year                                   1.64%
Since inception (1/3/97)                     3.37%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Strategic Income Portfolio posted a 11.90% return for the year compared to a 10.10% return for the Leman Brothers Govt/Corp Bond Index -- Intermediate benchmark. The largest stock holding in the portfolio at year end was Prentiss Properties Invs Inc. The portfolio is predominated by holdings in the Financial Services and REIT industries. The best performing stock in the portfolio as of year end was Phillip Morris Inc., First Commonwealth FD Inc., was the worst performing stock as of year end.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                 STRATEGIC INC. (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)             LB GOVT/CORP INT.
                                                                ---------------------------             -----------------
1/97                                                                      10000.00                           10000.00
                                                                          10296.00                           10283.00
'97                                                                       10902.40                           10786.90
                                                                          10962.40                           11156.90
'98                                                                       10747.50                           11691.30
                                                                          10711.00                           11623.50
'99                                                                       10231.10                           11736.20
                                                                          10618.90                           12112.90
'00                                                                       11448.20                           12922.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt/Corp. Index represents a market-weighted portfolio of high quality intermediate corporate and government bonds.
 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  GNMA Pool #436197X
     7.00% 2/15/28                          4.3
 2.  Prentiss Properties Invs
     Inc.                                   4.1
 3.  Ahmanson Cap Trust I
     8.36% 12/1/26                          3.3
 4.  Federated Department Stores
     8.50% 6/15/03                          3.1
 5.  ABN-AMRO Bank N.V.
     7.75% 5/15/23                          3.1
 6.  Lehman Brothers Holdings
     7.125% 9/15/03                         3.1
 7.  Merrill Lynch & Co NT
     7.00% 4/27/08                          3.0
 8.  Spieker Properties LP 7.125%
     12/1/06                                3.0
 9.  Phillip Morris Co. 7.125%
     8/15/02                                3.0
10.  FNMA 6.50% 4/18/25                     3.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Financial Services                     19.7
 2.  Government                             16.0
 3.  REITS                                  15.6
 4.  Real Estate and Leasing                 7.9
 5.  Retail                                  7.7

---------------

  * Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (16.0%)
$ 12,959   FHLMC 7.500% 7/15/21 .................  $   12,955
  83,850   FNMA 9.000% 4/1/16 ...................      86,542
  62,462   FNMA 7.500% 10/1/24 ..................      63,365
 100,000   FNMA 6.500% 4/18/25 ..................      99,690
  52,462   FNMA 7.000% 9/1/27 ...................      52,540
  26,880   FNMA 7.500% 9/1/28 ...................      27,269
  44,775   GNMA 7.500% 6/15/27 ..................      45,525
 142,826   GNMA 7.000% 2/15/28 ..................     143,477
                                                   ----------
                                                      531,363
                                                   ----------
           AEROSPACE (2.9%)
 100,000   Lockheed Corp. 7.875% 3/15/23 ........      96,446
                                                   ----------
           BANKING (6.8%)
 100,000   ABM-AMRO Bank N.V. 7.750% 5/15/23 ....     102,592
  75,000   Banc One Corp. 8.000% 4/29/27 ........      74,301
  50,000   NB Capital Trust 8.250% 4/15/27 ......      47,565
                                                   ----------
                                                      224,458
                                                   ----------
           COMMUNICATIONS (1.5%)
  50,000   GTE Corp. 7.830% 5/1/23 ..............      50,459
                                                   ----------
           CONSUMER PRODUCTS (3.0%)
 100,000   Phillip Morris Co. 7.125% 8/15/02 ....     100,071
                                                   ----------
           FINANCIAL SERVICES (15.2%)
 120,000   Ahmanson Capital Trust I 8.360%
            12/1/26 (144A) ......................     110,169
 100,000   First Union Institutional Capital I
            8.040% 12/1/26 ......................      93,907
 100,000   Lehman Brothers Holdings 7.125%
            9/15/03 .............................     101,072
 100,000   Merrill Lynch & Co. NT 7.000%
            4/27/08 .............................     101,024
 100,000   Zurich Capital Trust (144A) 8.376%
            6/1/37 ..............................      97,255
                                                   ----------
                                                      503,427
                                                   ----------
           FORESTRY & PAPER PRODUCTS (0.7%)
  25,000   Fort James Corp. 6.625% 9/15/04 ......      23,352
                                                   ----------
           REAL ESTATE & LEASING (6.5%)
  50,000   EOP Operating Ltd. Partner 6.763%
            6/15/07 .............................      48,573
 100,000   Spieker Properties LP 7.125%
            12/1/06 .............................     100,580
  75,000   Spieker Properties LP 7.350%
            12/1/17 .............................      68,768
                                                   ----------
                                                      217,921
                                                   ----------
           RETAIL (7.7%)
 100,000   Federated Dept. Stores 8.500%
            6/15/03 .............................     102,956
  50,000   May Department Stores Co. 7.900%
            10/15/07 ............................      52,032
  50,000   May Department Stores Co. 7.625%
            8/15/13 .............................      50,769
  50,000   Sears Roebuck Acceptance Global 7.000%
            6/15/07 .............................      49,221
                                                   ----------
                                                      254,978
                                                   ----------
           UTILITIES (3.0%)
 100,000   Duke Power Co. 7.875% 5/1/24 .........      99,478
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (63.3%)
            (COST $2,146,080) ...................  $2,101,953
                                                   ----------

                                                     MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
   2,500   Bedford Property Invs. Inc. ..........  $   50,625
   2,000   Developers Divers Realty Corp. .......      26,625
   1,000   Franchise Finance Corp. ..............      23,312
   3,000   Glimcher Realty Trust SBI ............      37,500
   1,603   Healthcare Realty Trust Inc. .........      34,064
     190   Hospitality Properties Trust .........       4,299
   2,000   Lasalle Hotel Properties .............      30,375
   2,500   Liberty Property Trust ...............      71,406
   1,000   Mills Corp. ..........................      16,563
   2,000   New Plan Excel Realty Trust ..........      26,250
   1,000   Post Properties Inc. .................      37,562
   5,000   Prentiss Properties Invs. Inc. .......     134,688
   1,200   Sovran Self Storage ..................      23,850
                                                   ----------
                                                      517,119
                                                   ----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
            (15.6%) (COST $529,128) .............  $  517,119
                                                   ----------

                                                     MARKET
 SHARES       CLOSED-END INVESTMENT COMPANIES        VALUE
-------------------------------------------------------------
   6,500   First Australia Prime Inc. ...........  $   26,260
   6,900   First Commonwealth Fund Inc. .........      62,100
                                                   ----------
           TOTAL CLOSED-END INVESTMENT COMPANIES (2.7%)
            (COST $113,785) .................................
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           CONSUMER PRODUCTS (1.3%)
   1,000   Philip Morris Cos. Inc. ..............  $   44,000
                                                   ----------
           FINANCIAL SERVICES (0.5%)
   2,000   Morgan Stanley Dean Witter ...........      16,625
                                                   ----------
           FOOD & RELATED (0.6%)
     400   Heinz H J Co. ........................      18,975
                                                   ----------
           HOTEL/LODGING (2.7%)
   7,000   RFS Hotels Invs Inc. .................      91,438
                                                   ----------
           UTILITIES (1.9%)
     500   Cinergy Corp. ........................      17,563
   1,000   TXU Corp. ............................      44,312
                                                   ----------
                                                       61,875
                                                   ----------
           TOTAL U.S. COMMON STOCKS (7.0%)
            (COST $209,861) .....................  $  232,913
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCKS               VALUE
-------------------------------------------------------------
           COMMUNICATIONS (1.8%)
   2,500   MCI Capital 8% Series A ..............  $   59,531
                                                   ----------
           FINANCIAL SERVICES (4.0%)
   1,500   Citigroup Cap I 8% 9/30/36 ...........      38,062
   1,000   Household Capital ....................      26,875
     700   MSDW Capital Trust ...................      17,150
   2,000   PLC Capital Trust I 8.25% ............      49,250
                                                   ----------
                                                      131,337
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES               PREFERRED STOCKS               VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (1.5%)
   2,000   Enron Capital Trust I 8.3% ...........  $   50,000
                                                   ----------
           REAL ESTATE & LEASING (1.4%)
   2,000   Kimco Realty Corp. 8.5% ..............      45,500
                                                   ----------
           UTILITIES (1.8%)
   2,500   Alabama Power Capital Tr II 7.6% .....      62,031
                                                   ----------
           TOTAL PREFERRED STOCKS (10.5%)
            (COST $356,071) .....................  $  348,399
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (0.8%)
$ 27,000   Firstar Bank 4.250% 1/2/01 repurchase
            price $27,013 collateralized by
            various government agency obligations
            Market Value: ($27,537)
            Face Value: ($31,920)
            Due from: 5/2/14 to 9/15/29
            Interest from: 6.000% to 7.492% .....  $   27,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (0.8%)
            (COST $27,000) ......................  $   27,000
                                                   ----------
           TOTAL HOLDINGS (99.9%)
            (COST $3,381,925) (a) ...............  $3,315,744
                                                   ----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.1%) ..................       2,424
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $3,318,168
                                                   ==========

---------------

  (a) Represents cost for financial reporting and federal income tax purposes.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $207,424 or 6.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
FHLMC  Federal Home Loan Mortgage Corp.
 FNMA  Federal National Mortgage Association
 GNMA  Government National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $3,381,925) ..............  $3,315,744
  Cash in bank ..............................         369
  Dividends and accrued interest
    receivable ..............................      35,480
                                               ----------
    Total assets ............................   3,351,593
                                               ----------
Liabilities:
  Payable for securities purchased ..........      17,100
  Payable for fund shares redeemed ..........         173
  Payable for investment management services
    (note 3) ................................       2,219
  Other accrued expenses ....................      13,933
                                               ----------
    Total liabilities .......................      33,425
                                               ----------
Net assets at market value ..................  $3,318,168
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  384,590
  Paid-in capital in excess of par value ....   3,514,028
  Accumulated net realized loss on
    investments (note 1) ....................    (522,641)
  Net unrealized depreciation on investments
    (note 1) ................................     (66,181)
  Undistributed net investment income .......       8,372
                                               ----------
Net assets at market value ..................  $3,318,168
                                               ==========
Shares outstanding (note 4) .................     384,590
Net asset value per share ...................  $     8.63
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ...................................  $ 164,847
  Dividends ..................................     97,633
                                                ---------
    Total investment income ..................    262,480
                                                ---------
Expenses:
  Management fees (note 3) ...................     24,846
  Custodian fees (note 3) ....................      4,825
  Directors' fees (note 3) ...................        110
  Professional fees ..........................      7,736
  Accounting and transfer agent fees .........      6,941
  Printing ...................................        700
  Filing .....................................        300
  Other ......................................        270
                                                ---------
    Total expenses ...........................     45,728
                                                ---------
    Net investment income ....................    216,752
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments .........   (133,915)
  Net change in unrealized appreciation
    (depreciation) on investments ............    271,144
                                                ---------
  Net gain on investments ....................    137,229
                                                ---------
  Net increase in net assets from
    operations ...............................  $ 353,981
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEARS ENDED
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
From operations:
  Net investment income ....................................  $  216,752    $  261,370
  Realized loss on investments .............................    (133,915)     (291,696)
  Unrealized appreciation (depreciation) on investments ....     271,144      (139,474)
                                                              ----------    ----------
      Net increase (decrease) in net assets from
       operations ..........................................     353,981      (169,800)
                                                              ----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................    (223,843)     (245,907)
                                                              ----------    ----------
From capital share transactions (note 4):
  Received from shares sold ................................     182,586       262,247
  Received from dividends reinvested .......................     223,843       245,907
  Paid for shares redeemed .................................    (313,446)   (1,016,913)
                                                              ----------    ----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................      92,983      (508,759)
                                                              ----------    ----------
         Increase (decrease) in net assets .................     223,121      (924,466)
Net Assets:
  Beginning of period ......................................   3,095,047     4,019,513
                                                              ----------    ----------
  End of period (a) ........................................  $3,318,168    $3,095,047
                                                              ==========    ==========
(a) Includes undistributed net investment income of ........  $    8,372    $   15,463
                                                              ==========    ==========

 FINANCIAL HIGHLIGHTS

                                                                    YEARS ENDED DECEMBER 31,
                                                              ------------------------------------
                                                               2000      1999      1998     1997*
                                                              ------    ------    ------    ------
Per share data:
Net asset value, beginning of period .......................  $ 8.29    $ 9.34    $10.16    $10.00
Income (loss) from investment operations:
  Net investment income ....................................    0.59      0.65      0.68      0.71
  Net realized and unrealized gain (loss) on investments ...    0.34     (1.07)    (0.82)     0.13
                                                              ------    ------    ------    ------
    Total income (loss) from investment operations .........    0.93     (0.42)    (0.14)     0.84
                                                              ------    ------    ------    ------
Less distributions:
  Dividends from net investment income .....................   (0.59)    (0.63)    (0.68)    (0.67)
  Distributions from net realized capital gains ............    0.00      0.00      0.00     (0.01)
                                                              ------    ------    ------    ------
    Total distributions ....................................   (0.59)    (0.63)    (0.68)    (0.68)
                                                              ------    ------    ------    ------
Net asset value, end of period .............................  $ 8.63    $ 8.29    $ 9.34    $10.16
                                                              ======    ======    ======    ======
Total return ...............................................   11.90%    (4.81)%   (1.42)%    8.74%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    1.47%     1.27%     1.18%     1.30%(a)
  Ratio of net investment income to average net assets .....    6.98%     7.23%     7.12%     7.04%(a)
Portfolio turnover rate ....................................      28%       53%      104%      102%
Net assets at end of period (millions) .....................  $  3.3    $  3.1    $  4.0    $  3.2

 * Commenced operations on January 3, 1997.

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Firstar Growth & Income Portfolio seeks to provide both reasonable income and long-term capital appreciation by investing in income producing securities, including dividend paying common and preferred stock as well as fixed income securities.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     3.86%
Three year                                   2.94%
Since inception (1/3/97)                     4.59%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Firstar Growth & Income Portfolio posted a 3.86% return for the year. This compares to a 9.10% return to the portfolio's benchmark, the S&P 500 Index over the same time period. The largest stock holding in the portfolio at year end was Citigroup Inc. The portfolio is predominated by holdings in the Oil, Energy & Natural Gas, and Computer and Related industries. The best performing stock in the portfolio as of year end was Walgreen & Co., while Cisco Systems Inc., was the worst performing stock as of year end.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                 FIRSTAR GROWTH & INCOME
                                                  (COMMENCED OPERATIONS
                                                    JANUARY 3, 1997)              S&P 500 INDEX             LB GOVT/CORP INT.
                                                 -----------------------          -------------             -----------------
1/97                                                    10000.00                    10000.00                    10000.00
                                                        10531.00                    12060.00                    10283.00
'97                                                     10969.10                    13336.00                    10786.90
                                                        11253.20                    15697.70                    11156.90
'98                                                     11289.20                    17146.70                    11691.30
                                                        11670.80                    19269.40                    11623.50
'99                                                     11488.70                    20755.10                    11736.20
                                                        12005.70                    20665.80                    12112.90
'00                                                     11966.10                    18863.80                    12922.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt/Corp. Index-Intermediate represents a market weighted portfolio of high quality intermediate corporate and government bonds.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

The Firstar Growth & Income Portfolio changed its benchmark from the Leman Brothers Govt/Corp. Intermediate Index to the S&P 500 Index to better reflect the style and objectives of the portfolio.

 TOP 10 STOCK & BOND HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Citigroup Inc.                         2.4
 2.  Safeway Inc.                           2.0
 3.  McGraw-Hill Companies Inc.             2.1
 4.  General Electric Co.                   2.1
 5.  Mellon Bank Corporation                1.8
 6.  Exxon Mobil Corporation                1.7
 7.  SBC Communications                     1.7
 8.  Automatic Data Processing
     Inc.                                   1.7
 9.  Ecolab Inc.                            1.7
10.  Walgreen Co.                           1.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Oil, Energy, and Natural Gas           11.7
 2.  Financial Services                      8.1
 3.  Computer and Related                    7.9
 4.  Banking                                 6.3
 5.  Drugs                                   6.0

---------------

  * Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           ADVERTISING (1.0%)
   1,100   Interpublic Group of Cos. Inc. .......  $   46,819
                                                   ----------
           AEROSPACE (0.5%)
     300   General Dynamics Corp. ...............      23,539
                                                   ----------
           AIRLINES (0.3%)
     375   Southwest Airlines Co. ...............      12,574
                                                   ----------
           BANKING (6.3%)
   1,350   Bank of New York Inc. ................      74,503
     375   Fifth Third Bancorp ..................      22,406
   1,700   Mellon Bank Corp. ....................      83,619
     700   Northern Trust Corp. .................      57,094
     850   Wells Fargo Co. ......................      47,334
                                                   ----------
                                                      284,956
                                                   ----------
           BROADCAST RADIO & TV (1.5%)
     600   *Comcaset Corp CL A ..................      25,050
     825   Timer Warner Inc. ....................      43,098
                                                   ----------
                                                       68,148
                                                   ----------
           BUSINESS SERVICES (3.7%)
   1,250   Automatic Data Processing Inc. .......      79,141
   1,500   Manpower Inc. ........................      57,000
   1,200   *Robert Half Intl. Inc. ..............      31,800
                                                   ----------
                                                      167,941
                                                   ----------
           CHEMICALS (2.1%)
     950   Monsanto Co. .........................      49,222
   1,025   Praxair Inc. .........................      45,484
                                                   ----------
                                                       94,706
                                                   ----------
           COMPUTER & RELATED (7.9%)
     325   Adobe Systems Inc. ...................      18,911
   1,525   *Cisco Systems Inc. ..................      58,331
     875   *EMC Corp./Mass ......................      58,187
   1,275   Intel Corp. ..........................      38,569
     350   Intl. Business Machines ..............      29,750
   1,100   *Microsoft Corp. .....................      47,850
     300   Siebel Systems Inc. ..................      20,288
     925   *Sungard Data Systems ................      43,591
     850   *Sun Microsystems Inc. ...............      23,694
     200   Veritas Software Corp. ...............      17,500
                                                   ----------
                                                      356,671
                                                   ----------
           CONSUMER PRODUCTS (3.3%)
     475   Avery Dennison Corp. .................      26,066
     475   Estee Lauder Cos. Inc. ...............      20,811
     550   Johnson & Johnson ....................      57,784
     600   Kimberly-Clark Corp. .................      42,414
                                                   ----------
                                                      147,075
                                                   ----------
           CRUISE LINES (1.3%)
   1,900   Carnival Corp. CL A ..................      58,544
                                                   ----------
           DELIVERY SERVICE (0.6%)
     450   United Parcel Service ................      26,466
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           DRUGS (6.0%)
     725   American Home Products Corp. .........  $   46,074
     925   Bristol-Myers Squibb Co. .............      68,392
     425   Lilly (Eli) & Co. ....................      39,551
     575   Merck & Co. Inc. .....................      53,834
   1,356   Pfizer Inc. ..........................      62,376
                                                   ----------
                                                      270,227
                                                   ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (2.6%)
     475   *Analog Devices Inc. .................      24,314
     500   Applied Materials Inc. ...............      19,750
     918   Molex Inc. ...........................      23,352
   1,075   Texas Instruments Inc. ...............      50,928
                                                   ----------
                                                      118,344
                                                   ----------
           FINANCIAL SERVICES (8.1%)
     975   Ambac Financial Group Inc. ...........      56,855
     925   American Express Co. .................      50,817
   2,191   Citigroup Inc. .......................     111,878
     175   Freddie Mac ..........................      12,053
     925   Legg Mason Inc. ......................      50,413
     800   Merrill Lynch & Co. ..................      54,550
     350   Morgan Stanley Dean Witter & Co. .....      27,737
                                                   ----------
                                                      364,303
                                                   ----------
           FOOD & BEVERAGES (5.8%)
   1,500   Anheuser-Busch Cos. ..................      68,250
   1,050   PepsiCo Inc. .........................      52,041
   1,475   *Safeway Inc. ........................      92,188
   1,650   Sysco Corp. ..........................      49,500
                                                   ----------
                                                      261,979
                                                   ----------
           INDUSTRIAL SERVICES (1.7%)
   1,800   Ecolab Inc. ..........................      77,738
                                                   ----------
           INSTRUMENT -- SCIENTIFIC (1.6%)
   1,125   Millipore Corp. ......................      70,875
                                                   ----------
           INSURANCE SERVICES (3.1%)
     662   American Intl. Group .................      65,248
     625   Marsh & McLennan Cos. Inc. ...........      73,125
                                                   ----------
                                                      138,373
                                                   ----------
           MEDIA & PUBLISHING (3.6%)
   1,625   McGraw-Hill Cos. Inc. ................      95,266
     600   Walt Disney Co. ......................      17,363
   1,032   *Viacom Inc. .........................      48,246
                                                   ----------
                                                      160,875
                                                   ----------
           MEDICAL & RELATED (2.2%)
     475   Baxter Intl. Inc. ....................      41,948
      50   Genzyme Corp. Genl. Division .........       4,497
   1,175   HCA-The Healthcare Corp. .............      51,712
                                                   ----------
                                                       98,157
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (11.7%)
     500   Apache Corp. .........................  $   35,031
     700   Enron Corp. ..........................      58,187
   1,050   Enron Corp. Notes 2002 ...............      50,597
     800   Exelon Corp. .........................      56,168
     910   Exxon Mobil Corp. ....................      79,113
     975   Montana Power Co. ....................      20,231
   1,250   *Nabors Industries Inc. ..............      73,937
     525   Phillips Petroleum Co. ...............      29,859
     600   Schlumberger Ltd. ....................      47,962
   2,025   USX-Marathon Group ...................      56,194
     550   Williams Companies Inc. ..............      21,966
                                                   ----------
                                                      529,245
                                                   ----------
           RETAIL (4.9%)
     750   *Costco Wholesale Corp. ..............      29,953
     925   Gap Inc. .............................      23,588
     700   Home Depot ...........................      31,981
     125   *Kohls Corp. .........................       7,625
   1,600   Target Corp. .........................      51,600
   1,800   Walgreen Co. .........................      75,262
                                                   ----------
                                                      220,009
                                                   ----------
           SECURITY SYSTEMS & SERVICES (1.7%)
   1,375   Tyco International Ltd. ..............      76,313
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (5.5%)
     475   Alltel Corp. .........................      29,658
     350   Corning Inc. .........................      18,484
   1,650   SBC Communications Inc. ..............      78,787
   1,425   Verizon Communications ...............      71,428
     200   SDL Inc. .............................      29,637
   1,600   *WorldCom Inc. .......................      22,400
                                                   ----------
                                                      250,394
                                                   ----------
           UTILITIES (2.9%)
     450   Duke Energy Corp. ....................      38,362
   1,975   General Electric Co. .................      94,677
                                                   ----------
                                                      133,039
                                                   ----------
           TOTAL U.S. COMMON STOCKS (89.9%)
            (COST $3,749,394) ...................  $4,057,310
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           CANADA (1.2%)
           COMMUNICATIONS (1.2%)
   1,650   Nortel Networks Corp. ................  $   52,903
                                                   ----------
           FINLAND (0.6%)
           TELECOMMUNICATIONS (0.6%)
     650   Nokia Corp. SP-ADR ...................      28,275
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           SINGAPORE (0.3%)
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (0.3%)
     525   *Flextronics Intl. Ltd. ..............  $   14,963
                                                   ----------
           TOTAL FOREIGN COMMON STOCKS (2.1%)
            (COST $110,214) .....................  $   96,141
                                                   ----------
           TOTAL COMMON STOCKS (92.0%)
            (COST $3,859,608) ...................  $4,153,451
                                                   ----------

                                                     MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
   1,375   AMB Property Corp. ...................  $   35,492
     425   Spieker Properties Inc. ..............      21,303
                                                   ----------
                                                       56,795
                                                   ----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
            (1.3%) (COST $52,604) ...............  $   56,795
                                                   ----------

  FACE                                               MARKET
 AMOUNT              CONVERTIBLE BONDS               VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS (0.2%)
$ 12,000   Corning Inc. Zero Coupon Contract
            8/15/15 .............................  $    8,640
                                                   ----------
           TOTAL CONVERTIBLE BONDS (0.2%)
            (COST $8,903) .......................  $    8,640
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (15.2%)
$688,000   Firstar Bank 4.250% 1/2/01 repurchase
            price $688,320 collateralized by
            various government agency obligations
            Market Value: ($701,703)
            Face Value: ($813,364)
            Due From: 5/2/14 to 9/15/29
            Interest from 6.000% to 7.492% ......  $  688,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (15.2%)
            (COST $688,000) .....................  $  688,000
                                                   ----------
           TOTAL HOLDINGS (108.7%)
            (COST $4,609,115) (a) ...............  $4,906,886
                                                   ----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-8.7%) .................    (392,604)
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $4,514,282
                                                   ==========

---------------

  * Non-income producing securities.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $15,430.

ADR American Depository Receipt.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $4,609,115) ..............  $4,906,886
  Cash in bank ..............................         756
  Receivable for securities sold ............      50,815
  Dividends and accrued interest
    receivable ..............................       2,987
                                               ----------
    Total assets ............................   4,961,444
                                               ----------
Liabilities:
  Payable for securities purchased ..........     430,482
  Payable for fund shares redeemed ..........          91
  Payable for investment management services
    (note 3) ................................       3,343
  Other accrued expenses ....................      13,246
                                               ----------
    Total liabilities .......................     447,162
                                               ----------
Net assets at market value ..................  $4,514,282
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  409,182
  Paid-in capital in excess of par value ....   3,871,186
  Accumulated net realized loss on
    investments (note 1) ....................     (63,917)
  Net unrealized appreciation on investments
    (note 1) ................................     297,771
  Undistributed net investment income .......          60
                                               ----------
Net assets at market value ..................  $4,514,282
                                               ==========
Shares outstanding (note 4) .................     409,182
Net asset value per share ...................  $    11.03
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ....................................  $ 11,931
  Dividends ...................................    42,105
                                                 --------
    Total investment income ...................    54,036
                                                 --------
Expenses:
  Management fees (note 3) ....................    33,926
  Custodian fees (note 3) .....................     4,825
  Directors' fees (note 3) ....................       291
  Professional fees ...........................     7,782
  Accounting and transfer agent fees ..........     4,900
  Printing ....................................       703
  Filing ......................................       300
  Other .......................................       370
                                                 --------
    Total expenses ............................    53,097
                                                 --------
    Net investment income .....................       939
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments ..........    (6,345)
  Net change in unrealized appreciation
    (depreciation) on investments .............   122,977
                                                 --------
  Net gain on investments .....................   116,632
                                                 --------
  Net increase in net assets from operations...  $117,571
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEARS ENDED
                                                              -----------------------
                                                                 2000         1999
                                                              ----------   ----------
From operations:
  Net investment income ....................................  $      939   $   39,874
  Realized loss on investments .............................      (6,345)     (51,251)
  Unrealized appreciation (depreciation) on investments ....     122,977       71,069
                                                              ----------   ----------
      Net increase in net assets from operations ...........     117,571       59,692
                                                              ----------   ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................        (879)     (41,725)
                                                              ----------   ----------
From capital share transactions (note 4):
  Received from shares sold ................................   1,248,272      437,571
  Received from dividends reinvested .......................         879       41,725
  Paid for shares redeemed .................................    (157,722)    (796,078)
                                                              ----------   ----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................   1,091,429     (316,782)
                                                              ----------   ----------
         Increase (decrease) in net assets .................   1,208,121     (298,815)
Net Assets:
  Beginning of period ......................................   3,306,161    3,604,976
                                                              ----------   ----------
  End of period (a) ........................................  $4,514,282   $3,306,161
                                                              ==========   ==========
(a) Includes undistributed net investment income of ........  $       60   $        0
                                                              ==========   ==========

 FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED DECEMBER 31,
                                                                ------------------------------------
                                                                 2000      1999      1998     1997*
                                                                ------    ------    ------    ------
Per share data:
Net asset value, beginning of period .......................    $10.62    $10.56    $10.65    $10.00
Income (loss) from investment operations:
  Net investment income ....................................      0.00      0.12      0.37      0.32
  Net realized and unrealized gain (loss) on investments ...      0.41      0.06     (0.07)     0.64
                                                                ------    ------    ------    ------
    Total income from investment operations ................      0.41      0.18      0.30      0.96
                                                                ------    ------    ------    ------
Less distributions:
  Dividends from net investment income .....................      0.00     (0.12)    (0.35)    (0.31)
  Distributions from net realized capital gains ............      0.00      0.00     (0.04)     0.00
                                                                ------    ------    ------    ------
    Total distributions ....................................      0.00     (0.12)    (0.39)    (0.31)
                                                                ------    ------    ------    ------
Net asset value, end of period .............................    $11.03    $10.62    $10.56    $10.65
                                                                ======    ======    ======    ======
Total return ...............................................     3.86%      1.76%     2.92%     9.70%(c)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................     1.41%      1.39%     1.43%     1.54%(b)
  Ratio of net investment income to average net assets .....     0.02%      1.16%     3.53%     3.07%(b)
Portfolio turnover rate ....................................       99%       197%       81%       17%
Net assets at end of period (millions) .....................    $  4.5    $  3.3    $  3.6    $  2.8

---------------

 * Commenced operations on January 3, 1997.

(b) Annualized.

(c) Non-annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 OBJECTIVE

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks deemed to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -4.23%
Three year                                   7.49%
Since inception (1/3/97)                    12.36%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Two major factors conspired to bring stocks down in the year 2000: inflation and corporate earnings. In the first half of the year investors feared that we would see inflation (the price we pay for goods and services) begin to increase. Usually during times of rising inflation, interest rates rise and stocks suffer as a result of higher rates.

The fear of inflation lasted until the beginning of summer at which time the economy began to slow. Then companies (especially technology) announced that earnings were going to be lower than analysts' expectations. This really caused stocks to tumble in late 2000.

As we enter a new year, we feel that the Federal reserve will begin to reduce interest rates thus creating a more positive environment for stocks. Last year was the first time since 1990 that the Standard & Poor 500 finished with a negative return for the year of -9.1% on a total return basis. The Ohio National Relative Value Fund was down -4.23%.

Top performing sectors included Utilities (+51%), Healthcare (+43%) and Financials (+14%). The worst performing sectors were Communication Services (-37%) and Technology (-32%). The top performing stocks included Philip Morris, TCF Financial, Pharmacia, Duke Energy, PNC and American Home Products. All up 70 -100% versus the S&P 500.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                 RELATIVE VALUE (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                                ---------------------------               -------------
1/97                                                                        10000                              10000
                                                                            11628                              12060
'97                                                                         12828                              13336
                                                                          14213.4                            15697.7
'98                                                                       15485.5                            17146.7
                                                                          16959.8                            19269.4
'99                                                                       16635.8                            20755.1
                                                                          16056.9                            20665.8
'00                                                                       15931.7                            18863.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  International Business
     Machines Corporation                   4.9
 2.  Citigroup Inc.                         4.8
 3.  Intel Corporation                      4.4
 4.  Broadwing Inc.                         4.3
 5.  General Electric Co.                   4.3
 6.  Procter & Gamble Co.                   3.9
 7.  Merck & Co Inc.                        3.8
 8.  Texaco Inc.                            3.4
 9.  Bristol-Myers Squibb Co.               3.3
10.  Pharmacia Corporation                  3.3

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Banking                                14.3
 2.  Drugs                                  12.7
 3.  Computer and Related                   10.4
 4.  Oil, Energy, and Natural Gas            9.6
 5.  Financial Services                      9.0

* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             AEROSPACE (2.0%)
     4,812   Honeywell International Inc. ......  $   227,668
                                                  -----------
             AIR LINES (0.9%)
     2,000   Delta Air Lines Inc. ..............      100,375
                                                  -----------
             APPLIANCES (0.9%)
     2,000   Whirlpool Corp. ...................       95,375
                                                  -----------
             AUTOMOTIVE & RELATED (1.6%)
     4,370   Ford Motor Co. ....................      102,422
     1,500   General Motors Corp. ..............       76,406
                                                  -----------
                                                      178,828
                                                  -----------
             BANKING (14.3%)
     5,613   Amsouth Bancorporation ............       85,598
     6,000   Bank of New York Inc. .............      331,125
     3,000   Bank America Corp. ................      137,625
     6,600   First Financial Bancorp ...........      112,200
     4,500   First Tennessee National ..........      130,219
     6,500   KeyCorp ...........................      182,000
     4,000   Mellon Bank Corp. .................      196,750
     3,000   National City Corp. ...............       86,250
     3,500   North Fork Bancorp ................       85,969
     2,000   PNC Bank Corp. ....................      146,125
     2,000   TCF Financial Corp. ...............       89,125
                                                  -----------
                                                    1,582,986
                                                  -----------
             CHEMICALS (1.0%)
     3,000   Dow Chemical Co. ..................      109,875
                                                  -----------
             COMMUNICATIONS (5.1%)
     5,000   AT&T Corp. ........................       86,562
    21,000   *Broadwing Inc. ...................      479,063
                                                  -----------
                                                      565,625
                                                  -----------
             COMPUTER & RELATED (10.4%)
    16,000   Intel Corp. .......................      484,000
     6,400   Intl. Business Machines Corp. .....      544,000
     3,000   *Microsoft Corp. ..................      130,500
                                                  -----------
                                                    1,158,500
                                                  -----------
             CONSUMER PRODUCTS (8.7%)
     5,000   Gillette Co. ......................      180,625
     8,000   Philip Morris Cos. Inc. ...........      352,000
     5,500   Procter & Gamble Co. ..............      431,406
                                                  -----------
                                                      964,031
                                                  -----------
             DRUGS (12.7%)
     4,000   American Home Products Corp. ......      254,200
     5,000   Bristol-Myers Squibb Co. ..........      369,688
     4,500   Merck & Co. Inc. ..................      421,312
     6,000   Pharmacia Corp. ...................      366,000
                                                  -----------
                                                    1,411,200
                                                  -----------
             ELECTRICAL EQUIPMENT (4.7%)
     9,900   General Electric Co. ..............      474,581
     1,000   Johnson Controls Inc. .............       52,000
                                                  -----------
                                                      526,581
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             FORESTRY & PAPER PRODUCTS (0.9%)
     2,500   International Paper Co. ...........  $   102,031
                                                  -----------
             FINANCIAL SERVICES (9.0%)
     4,500   American Express Co. ..............      247,219
    10,499   Citigroup Inc. ....................      536,105
     6,000   Union Planters Corp. ..............      214,500
                                                  -----------
                                                      997,824
                                                  -----------
             INSURANCE SERVICES (3.1%)
     5,000   Cincinnati Financial Corp. ........      197,813
    15,000   Ohio Casualty Corp. ...............      150,000
                                                  -----------
                                                      347,813
                                                  -----------
             OIL, ENERGY & NATURAL GAS (9.6%)
     2,000   Duke Energy Corp. .................      170,500
     3,960   Exxon Mobil Corp. .................      344,273
     4,000   TXU Corp. .........................      177,250
     6,000   Texaco Inc. .......................      372,750
                                                  -----------
                                                    1,064,773
                                                  -----------
             RETAIL (1.3%)
     4,000   *Federated Department Stores ......      140,000
                                                  -----------
             SEMICONDUCTOR MANUFACTURER (0.5%)
     1,300   *Applied Materials Inc. ...........       49,643
                                                  -----------
             STEEL (0.4%)
     5,000   AK Steel Holding Corp. ............       43,750
                                                  -----------
             TELECOMMUNICATIONS (1.7%)
     3,660   Verizon Communications ............      183,457
                                                  -----------
             UTILITIES (1.9%)
     6,000   Cinergy Corp. .....................      210,750
                                                  -----------
             TOTAL U.S. COMMON STOCKS (90.7%)
              (COST $8,090,126) ................  $10,061,085
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (6.5%)
             COMMUNICATIONS (1.5%)
     1,000   Cable & Wireless Pub Co.
              Ltd.-ADR .........................  $    39,875
     3,500   Vodafone Group PLC-ADR ............      125,344
                                                  -----------
                                                      165,219
                                                  -----------
             DRUGS (2.9%)
     5,690   SmithKline Beecham PLC-ADR CL A ...      318,640
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.1%)
     4,920   BP Amoco PLC ......................      235,545
                                                  -----------
             TOTAL UNITED KINGDOM ..............  $   719,404
                                                  -----------
             NETHERLANDS (1.6%)
             OIL, ENERGY & NATURAL GAS (1.6%)
     3,000   Royal Dutch Pete Co. NY Reg. ......      181,688
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (8.1%)
              (COST $696,581) ..................  $   901,092
                                                  -----------
             TOTAL COMMON STOCKS (98.8%)
              (COST $8,786,707) ................  $10,962,177
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                             MARKET
 AMOUNT           REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------
           FINANCIAL (1.2%)
$138,000   Firstar 4.250% 1/2/01
            repurchase price $138,064
            collateralized by various
            government agency obligations
            Market Value: $140,748
            Face Value: $163,140
            Due From: 5/2/14 to 9/15/29
            Interest from: 6.000% to 7.492% ...  $   138,000
                                                 -----------
           TOTAL REPURCHASE AGREEMENTS (1.2%)
            (COST $138,000) ...................  $   138,000
                                                 -----------
           TOTAL HOLDINGS (100.0%)
            (COST $8,924,707) (a) .............  $11,100,177
                                                 -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (0.0%) ................       (4,144)
                                                 -----------
           TOTAL NET ASSETS (100.0%) ..........  $11,096,033
                                                 ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for federal income tax and financial reporting purposes.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $8,924,707) .............  $11,100,177
  Cash in bank .............................          166
  Dividends and accrued interest
    receivable .............................       16,485
                                              -----------
    Total assets ...........................   11,116,828
                                              -----------
Liabilities:
  Payable for fund shares redeemed .........          959
  Payable for investment management services
    (note 3) ...............................        8,369
  Other accrued expenses ...................       11,467
                                              -----------
    Total liabilities ......................       20,795
                                              -----------
Net assets at market value .................  $11,096,033
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $   731,897
  Paid-in capital in excess of par value ...    8,579,747
  Accumulated net realized loss on
    investments (note 1) ...................     (391,081)
  Net unrealized appreciation on investments
    (note 1) ...............................    2,175,470
                                              -----------
Net assets at market value .................  $11,096,033
                                              ===========
Shares outstanding (note 4) ................      731,897
Net asset value per share ..................  $     15.16
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ...................................  $   9,966
  Dividends ..................................    226,295
                                                ---------
    Total investment income ..................    236,261
                                                ---------
Expenses:
  Management fees (note 3) ...................    101,619
  Custodian fees (note 3) ....................      4,840
  Directors' fees (note 3) ...................        260
  Professional fees ..........................      7,779
  Accounting and transfer agent fees .........      8,878
  Printing ...................................      1,670
  Filing .....................................        800
  Other ......................................        851
                                                ---------
    Total expenses ...........................    126,697
                                                ---------
    Net investment income ....................    109,564
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments .........   (211,489)
  Net decrease in unrealized appreciation on
    investments ..............................   (410,712)
                                                ---------
  Net loss on investments ....................   (622,201)
                                                ---------
  Net decrease in net assets from
    operations ...............................  $(512,637)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
From operations:
  Net investment income ....................................  $   109,564   $    92,742
  Realized loss on investments .............................     (211,489)     (169,231)
  Unrealized appreciation (depreciation) on investments ....     (410,712)      842,413
                                                              -----------   -----------
      Net increase (decrease) in assets from operations ....     (512,637)      765,924
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................     (109,564)      (92,742)
  Return of capital ........................................          (59)          (53)
                                                              -----------   -----------
      Total dividends and distributions ....................     (109,623)      (92,795)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold ................................    1,764,010     2,841,978
  Received from dividends reinvested .......................      109,623        92,795
  Paid for shares redeemed .................................   (2,037,164)   (1,735,051)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................     (163,531)    1,199,722
                                                              -----------   -----------
         Increase (decrease) in net assets .................     (785,791)    1,872,851
Net Assets:
  Beginning of period ......................................   11,881,824    10,008,973
                                                              -----------   -----------
  End of period ............................................  $11,096,033   $11,881,824
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                        YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                               2000        1999        1998         1997*
                                                              ------      ------      ------        ------
Per share data:
Net asset value, beginning of period .......................  $15.98      $15.02      $12.68        $10.00
Income from investment operations:
  Net investment income ....................................    0.15        0.13        0.15          0.16
  Net realized and unrealized gain on investments ..........   (0.82)       1.01        2.48          2.66
                                                              ------      ------      ------        ------
    Total income from investment operations ................   (0.67)       1.14        2.63          2.82
                                                              ------      ------      ------        ------
Less distributions:
  Dividends from net investment income .....................   (0.15)      (0.18)      (0.15)        (0.14)
  Distributions from net realized capital gains ............    0.00        0.00       (0.14)         0.00
                                                              ------      ------      ------        ------
    Total distributions ....................................   (0.15)      (0.18)      (0.29)        (0.14)
                                                              ------      ------      ------        ------
Net asset value, end of period .............................  $15.16      $15.98      $15.02        $12.68
                                                              ======      ======      ======        ======
Total return ...............................................   (4.23)%      7.43%      20.72%        28.28%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    1.11%       1.06%       1.08%         1.18%(a)
  Ratio of net investment income to average net assets .....    0.96%       0.84%       1.19%         1.35%(a)
Portfolio turnover rate ....................................       7%          9%         54%            7%
Net assets at end of period (millions) .....................  $ 11.1      $ 11.9      $ 10.0        $  5.7

---------------

  *  Commenced operations on January 3, 1997.
(a)  Annualized.
(b)  Calculated since inception (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     1.08%
Since inception (5/1/98)                     3.51%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Eventually rationality had to return to the stock market. The five year streak of the S&P 500 returning over 20%+ finally came to an end with a loss of -9.1% in the year 2000. The Standard & Poors/Barra Value Index finished 6.1% higher for the year versus a loss of -22.1% for the S&P/Barra Growth Index. The Technology sector's underperformance during the year was as dramatic as its outperformance in 1999. Unfortunately, the saying is "the taller they are, the harder they fall" and fall they did. The ten worst performing stocks were all technology related; each member of this infamous group was down over 75% for the year, and the sector, as defined by the S&P 500, returned -39.5% in 2000. Equaling those returns was the Communications sector, down 39.4%; these results were aided by price deterioration in the consumer long distance area, driving AT&T, Sprint and Worldcom all down over 65%. The upside to this difficult year is that the value style has regained some luster due to its outperformance of the growth style. Investors have finally become more concerned with a company's business model and valuation metrics.

The Ohio National Blue Chip Portfolio returned 1.1% for the year, underperforming the Lipper Multi-Cap Value peer group, up 8.8%. The fund was impacted by exposure to the technology and Communication sectors as well as adverse security selection in consumer staples and utilities. In the case of utilities, our holdings were up over 35%, but still lagged the sector's 59% return. Our year was aided by a positive security selection in healthcare (Healthsouth and Oxford Health Plans) and financial (Washington Mutual and Allstate) sectors. Our healthcare sector advanced roughly 70% in 2000.

In this regard, we intend to stick with our disciplines that have lead to our excellent long-term performance. Compared to a year ago, the investing arena looks a lot different. Many value industries have become fully valued, while some areas in the technology sector look inexpensive. The lowering of interest rates by the Federal Reserve should help the stock market advance, but the question involves timing. Our discipline continues to uncover higher quality companies whose stocks we view as temporarily out-of-favor as investors eventually gravitate back towards these names, given the compelling risk/return profile.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                               ------------------------------             -------------
5/98                                                                      10000.00                           10000.00
                                                                          10024.00                           10143.00
'98                                                                       10254.60                           11079.20
                                                                          11456.40                           12450.80
'99                                                                       10860.70                           13410.80
                                                                          10236.20                           13353.10
'00                                                                       10977.30                           12188.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Healthsouth Corporation                2.0
 2.  PNC Financial Service Group            1.9
 3.  Allstate Corporation                   1.9
 4.  Boeing Company                         1.9
 5.  Washington Mutual Inc.                 1.9
 6.  Exxon Mobil Corporation                1.9
 7.  Loews Corporation                      1.8
 8.  Tyco International Ltd.                1.8
 9.  Coastal Corporation                    1.8
10.  Bristol-Myers Squibb Company           1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Oil, Energy, and Natural Gas           10.5
 2.  Insurance Services                     10.4
 3.  Medical and Related                     7.6
 4.  Computer and Related                    7.5
 5.  Telephone -- Integrated                 5.5

---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             AEROSPACE (3.4%)
     2,300   Boeing Company .....................  $  151,800
     1,100   General Dynamics Corp. .............      85,800
       700   Honeywell Intl Inc. ................      33,119
                                                   ----------
                                                      270,719
                                                   ----------
             AUTOMOTIVE & RELATED (1.3%)
     2,547   Ford Motor Co. .....................      59,695
       601   General Motors Corp. ...............      30,613
       400   TRW Inc. ...........................      15,500
                                                   ----------
                                                      105,808
                                                   ----------
             BANKING (5.4%)
     1,600   Bank of America Corp. ..............      73,400
     1,200   Chase Manhattan Corp. ..............      54,525
     2,100   PNC Financial Service Group ........     153,431
     2,800   Washington Mutual Inc. .............     148,575
                                                   ----------
                                                      429,931
                                                   ----------
             BROADCAST RADIO & TV (1.0%)
     1,400   *AT&T Corp.-Liberty Media-A ........      18,988
     2,700   *Charter Communications Inc. .......      61,256
                                                   ----------
                                                       80,244
                                                   ----------
             BUSINESS SERVICES (2.0%)
     3,100   *Cendant Corp. .....................      29,838
     2,400   First Data Corp. ...................     126,450
                                                   ----------
                                                      156,288
                                                   ----------
             CHEMICALS -- DIVERSIFIED (0.6%)
       900   Air Products & Chemicals Inc. ......      36,900
       300   PPG Industries Inc. ................      13,894
                                                   ----------
                                                       50,794
                                                   ----------
             COMPUTER & RELATED (7.5%)
     3,700   Compaq Computer Corp. ..............      55,685
     1,300   Computer Associates Intl. Inc. .....      25,350
       800   *Computer Sciences Corp. ...........      48,100
     2,000   Electronic Data Systems Corp. ......     115,500
     1,000   Intl. Business Machines Co. ........      85,000
     1,300   *Lexmark Intl. Group CL A ..........      57,606
     2,700   *Novell Inc. .......................      14,091
     3,600   *Sun Microsystems Inc. .............     100,350
     2,400   *Unisys Corp. ......................      35,100
       669   *Veritas Software Corp. ............      58,603
                                                   ----------
                                                      595,385
                                                   ----------
             CONSUMER PRODUCTS (5.0%)
     1,300   Kimberly-Clark Corp. ...............      91,897
     1,500   Liz Claiborne Inc. .................      62,438
     2,700   Phillip Morris Co. Inc. ............     118,800
     4,500   UST Inc. ...........................     126,281
                                                   ----------
                                                      399,416
                                                   ----------

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             DRUGS (4.0%)
     2,200   Abbott Laboratories ................  $  106,563
     2,166   Pharmacia Corp. ....................     132,126
     1,400   Schering-Plough Corp. ..............      79,450
                                                   ----------
                                                      318,139
                                                   ----------
             ELECTRICAL EQUIPMENT (0.4%)
       500   *Micron Technology Inc. ............      17,750
     2,000   *Viasystems Group Inc. .............      16,625
                                                   ----------
                                                       34,375
                                                   ----------
             ENTERTAINMENT & LEISURE (1.4%)
     1,900   Brunswick Corp. ....................      31,231
     1,735   *Viacom Inc. CL B ..................      81,111
                                                   ----------
                                                      112,342
                                                   ----------
             FINANCIAL SERVICES (3.8%)
     2,102   Bear Stearns Co. Inc. ..............     106,545
     1,100   Countrywide Credit Ind. Inc. .......      55,275
     2,500   H & R Block Inc. ...................     103,438
       900   Stillwell Financial Inc. ...........      35,494
                                                   ----------
                                                      300,752
                                                   ----------
             FOOD & RELATED (3.3%)
     2,300   Anheuser Busch Co. Inc. ............     104,650
     1,900   Corn Products Intl. Inc. ...........      55,219
     4,200   Sara Lee Corp. .....................     103,162
                                                   ----------
                                                      263,031
                                                   ----------
             INSURANCE SERVICES (10.4%)
     3,500   Allstate Corp. .....................     152,469
       900   CIGNA Corp. ........................     119,070
     6,124   Conseco Inc. .......................      80,760
     2,200   Lincoln National Corp. .............     104,087
     1,400   Loews Corp. ........................     144,988
       900   Marsh & McLennan Cos. Inc. .........     105,300
     1,600   MBIA Inc. ..........................     118,600
                                                   ----------
                                                      825,274
                                                   ----------
             MACHINERY (1.0%)
     1,800   Ingersoll-Rand Co. .................      75,375
                                                   ----------
             MANUFACTURING (3.4%)
       600   Minnesota Mining & Mfg. Co. ........      72,300
     1,200   Textron Inc. .......................      55,800
     2,566   Tyco International Ltd. ............     142,413
                                                   ----------
                                                      270,513
                                                   ----------
             MEDICAL & RELATED (7.6%)
     1,100   Baxter International Inc. ..........      97,144
     1,900   Bristol-Myers Squibb Co. ...........     140,481
     9,800   *Healthsouth Corp. .................     159,862
     2,400   *Oxford Health Plans Inc. ..........      94,800
     1,800   United Health Group Inc. ...........     110,475
                                                   ----------
                                                      602,762
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (4.3%)
     1,800   *Federated Department Stores .......  $   63,000
     4,100   *K Mart Corp. ......................      21,781
     1,800   Lowes Cos. .........................      80,100
     5,400   *Toys 'R' Us Inc. ..................      90,113
     1,600   Wal-Mart Stores Inc. ...............      85,000
                                                   ----------
                                                      339,994
                                                   ----------
             OIL, ENERGY & NATURAL GAS (9.0%)
     1,600   Coastal Corp. ......................     141,300
     2,400   Diamond Offshore Drilling ..........      96,000
     1,696   Exxon Mobil Corp. ..................     147,446
     1,500   Schlumberger Ltd. ..................     119,906
     1,100   Sunoco Inc. ........................      37,056
       274   Transocean Sedco Forex Inc. ........      12,604
     1,100   Ultramar Diamond Shamrock CP .......      33,963
     2,900   USX-Marathon Group .................      80,475
     1,100   Williams Cos. Inc. .................      43,931
                                                   ----------
                                                      712,681
                                                   ----------
             STEEL (0.6%)
     1,200   Nucor Corp. ........................      47,625
                                                   ----------
             TELECOMMUNICATIONS & RELATED (1.5%)
     2,800   *Avaya Inc. ........................      28,875
     1,333   *General Motors CL H ...............      30,658
     1,700   Lucent Technologies Inc. ...........      22,950
     1,900   Motorola Inc. ......................      38,475
                                                   ----------
                                                      120,958
                                                   ----------
             TELEPHONE -- INTEGRATED (5.5%)
     2,200   AT&T Corp. .........................      38,087
     2,275   *Qwest Communications Intl. ........      93,275
     2,100   SBC Communications Inc. ............     100,275
       500   Telephone & Data Systems ...........      45,000
     2,630   Verizon Communications .............     131,829
     1,800   *Worldcom Inc. .....................      25,200
                                                   ----------
                                                      433,666
                                                   ----------
             UTILITIES (3.9%)
     2,500   Edison International ...............      39,063
     2,900   Entergy Corp. ......................     122,706
     1,800   FPL Group Inc. .....................     129,150
     1,100   Montana Power Co. ..................      22,825
                                                   ----------
                                                      313,744
                                                   ----------
             WASTE DISPOSAL (1.1%)
     3,152   Waste Management Inc. ..............      87,468
                                                   ----------
             TOTAL U.S. COMMON STOCKS (87.4%)
              (COST $5,198,743) .................  $6,947,284
                                                   ----------

                                                     MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (0.3%)
             TELECOMMUNICATIONS (0.3%)
       814   Nortel Networks Corp. ..............  $   26,099
                                                   ----------
             NETHERLANDS (3.7%)
             ELECTRICAL EQUIPMENT (1.2%)
     2,697   Philips Electronics ................      97,766
                                                   ----------
             OIL, ENERGY & NATURAL GAS (1.5%)
     1,900   Royal Dutch Petroleum Co.-ADR ......     115,069
                                                   ----------
             TOTAL NETHERLANDS ..................  $  212,835
                                                   ----------
             TOTAL FOREIGN COMMON STOCKS (3.0%)
              (COST $221,085) ...................  $  238,934
                                                   ----------
             TOTAL COMMON STOCKS (90.4%) (COST
              $6,812,096) .......................  $7,186,218
                                                   ----------

                                                     MARKET
  SHARES           FOREIGN PREFERRED STOCKS          VALUE
-------------------------------------------------------------
             BUSINESS SERVICES (0.2%)
     1,400   Cendent Corp. ......................  $   19,075
                                                   ----------
             INSURANCE (1.1%)
       800   *Metlife Capital Tr. 8% 5/15/03 ....      87,600
                                                   ----------
             MEDIA & PUBLISHING FOREIGN (1.3%)
     3,500   News Corp. Ltd.-ADR Australia ......     101,719
                                                   ----------
             TRANSPORTATION & RELATED (1.2%)
     2,000   Union Pacific 6.25% 4/1/28 .........      94,000
                                                   ----------
             TOTAL FOREIGN PREFERRED STOCKS
              (3.8%) (COST $277,711) ............  $  302,394
                                                   ----------

   FACE                                              MARKET
  AMOUNT               LONG-TERM NOTES               VALUE
-------------------------------------------------------------
             BROADCAST RADIO & TV (0.8%)
$   50,000   Charter Communications (144A) 5.750%
              10/15/05 ..........................  $   61,313
                                                   ----------
             TOTAL LONG-TERM NOTES (0.8%) (COST
              $50,000) ..........................  $   61,313
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (7.4%)
$  585,000   Firstar 4.250% due 1/2/01
              repurchase price $585,272
              collateralized by various
              government agency obligations
              Market Value: ($596,651)
              Face Value: ($691,595)
              Due from: 5/2/14 to 9/15/29
              Interest from 6.000% to 7.492% ....  $  585,000
                                                   ----------
             TOTAL REPURCHASE AGREEMENTS (7.4%)
              (COST $585,000) ...................  $  585,000
                                                   ----------
             TOTAL HOLDINGS (102.4%) (COST
              $7,724,807) (a) ...................  $8,134,925
                                                   ----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-2.4%) ...............    (187,791)
                                                   ----------
             TOTAL NET ASSETS (100.0%) ..........  $7,947,134
                                                   ==========

---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $1,714.
   ADR (American depository receipt) represents ownership of foreign securities.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $61,313 or 0.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $7,724,807) ..............  $8,134,925
  Cash in bank ..............................         334
  Receivable for securities sold ............      22,898
  Receivable for fund shares sold ...........      13,932
  Dividends and accrued interest
    receivable ..............................       7,620
                                               ----------
    Total assets ............................   8,179,709
                                               ----------
Liabilities:
  Payable for securities purchased ..........     211,647
  Payable for fund shares redeemed ..........         465
  Payable for investment management services
    (note 3) ................................       5,748
  Other accrued expenses ....................      14,715
                                               ----------
    Total liabilities .......................     232,575
                                               ----------
Net assets at market value ..................  $7,947,134
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  745,488
  Paid-in capital in excess of par value ....   6,881,499
  Accumulated net realized loss on
    investments (note 1) ....................     (90,402)
  Net unrealized appreciation on investments
    (note 1) ................................     410,118
  Undistributed net investment income .......         431
                                               ----------
Net assets at market value ..................  $7,947,134
                                               ==========
Shares outstanding (note 4) .................     745,488
Net asset value per share ...................  $    10.66
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ....................................  $ 13,785
  Dividends ...................................    96,483
                                                 --------
    Total investment income ...................   110,268
                                                 --------
Expenses:
  Management fees (note 3) ....................    53,570
  Custodian fees (note 3) .....................     4,800
  Directors' fees (note 3) ....................       272
  Professional fees ...........................     7,777
  Accounting and transfer agent fees ..........     6,139
  Printing ....................................       968
  Filing ......................................       427
  Other .......................................       677
                                                 --------
    Total expenses ............................    74,630
                                                 --------
    Net investment income .....................    35,638
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments ..........   (76,294)
  Net increase in unrealized appreciation on
    investments ...............................   214,320
                                                 --------
  Net gain on investments .....................   138,026
                                                 --------
  Net increase in net assets from operations...  $173,664
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
From operations:
  Net investment income ....................................    $   35,638    $   19,961
  Realized gain (loss) on investments ......................       (76,294)       82,632
  Unrealized appreciation on investments ...................       214,320        85,697
                                                                ----------    ----------
      Net increase in net assets from operations ...........       173,664       188,290
                                                                ----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................       (35,220)      (19,948)
  Capital gains distributions ..............................       (25,185)      (53,285)
                                                                ----------    ----------
      Total dividends and distributions ....................       (60,405)      (73,233)
                                                                ----------    ----------
From capital share transactions (note 4):
  Received from shares sold ................................     3,382,706     3,047,439
  Received from dividends reinvested .......................        60,405        73,233
  Paid for shares redeemed .................................      (393,210)   (1,330,868)
                                                                ----------    ----------
      Increase in net assets derived from capital share
       transactions ........................................     3,049,901     1,789,804
                                                                ----------    ----------
         Increase in net assets ............................     3,163,160     1,904,861
Net Assets:
  Beginning of period ......................................     4,783,974     2,879,113
                                                                ----------    ----------
  End of period (a) ........................................    $7,947,134    $4,783,974
                                                                ==========    ==========
  (a) Includes undistributed net investment income of ......    $      431    $       13
                                                                ==========    ==========

 FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                              --------------------     MAY 1, 1998 TO
                                                               2000        1999       DECEMBER 31, 1998
                                                              ------    ----------    -----------------
Per share data:
Net asset value, beginning of period .......................  $10.66      $10.22           $10.00
Income from investment operations:
  Net investment income ....................................    0.06        0.05             0.00
  Net realized and unrealized gain on investments ..........    0.04        0.56             0.23
                                                              ------      ------           ------
    Total income from investment operations ................    0.10        0.61             0.23
                                                              ------      ------           ------
Less distributions:
  Dividends from net investment income .....................   (0.06)      (0.05)           (0.01)
  Distributions from net realized capital gains ............   (0.04)      (0.12)            0.00
                                                              ------      ------           ------
      Total distributions ..................................   (0.10)      (0.17)           (0.01)
                                                              ------      ------           ------
Net asset value, end of period .............................  $10.66      $10.66           $10.22
                                                              ======      ======           ======
Total return  ..............................................    1.08%       5.86%            2.34%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets ................    1.25%       1.35%            1.84%(a,c)
    Ratio of net investment income to average net assets ...    0.60%       0.53%            0.25%(a,c)
Ratios assuming no fees reimbursed by advisor:
    Ratios of expenses to average net assets ...............    1.25%       1.35%            2.26%(a,c)
Portfolio turnover rate ....................................      35%         29%              32%
Net assets at end of period (millions) .....................  $  7.9      $  4.8           $  2.9

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998 (not annualized).

(c) The advisor elected to reimburse certain operating expenses of the Blue Chip portfolio.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -12.49%
Since inception (5/1/98)                     3.65%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2000 witnessed the first time in recent memory that negative returns prevailed across all major market indices. It was a year when the value style outperformed the growth style dramatically, with the S&P Barra Value Index up 6.1% while the S&P Barra Growth Index fell -22.1%. All of this outperformance came subsequent to September 1. The strongest performing sectors of the S&P 500 for the previous year, technology and telecommunications, were the worst performers in 2000, down -39.7% and -38.9% respectively. Meanwhile, traditional defensive sectors such as utilities and energy that had underperformed in recent years had strong showings, gaining 59.1% and 13.9% respectively. Financials rose strongly, up 26.1% in anticipation of interest rate cuts by the Federal Reserve.

The Ohio National Equity Income Portfolio returned -12.49%, below the -9.10% return of the S&P 500 Index but well below the 6.70% return of the Average Variable Annuity Equity Income Fund. Please note that all of the underperformance occurred in the fourth quarter.

The largest negative returns were experienced in the technology and emerging communications sectors. The portfolios' holdings in these areas met or exceeded earnings expectations but suffered the dramatic multiple contraction that plagued the tech and communications sectors in the quarter.

While the technology sector contributed the overwhelming majority of negative returns for the portfolio, it is important to note that the portfolio's technology holdings outperformed the S&P 500 technology sector for the quarter and greatly outperformed the S&P technology sector for the year. The portfolio's best performing holdings were in the value-oriented areas such as finance, pharmaceuticals, consumer staples, basic materials and retail.

The portfolio's significant under-performance versus its Lipper Variable Annuity peer group was overwhelmingly due to our long-held sector neutral strategy that requires the portfolio to hold weightings in each of the eleven basic sectors similar to those of our S&P 500 Index benchmark. In periods during which technology significantly underperforms the market, while finance, utilities and energy significantly outperform the market, the portfolio will generally lag its Lipper peer group. Furthermore, convertible securities have traditionally provided a measure of downside protection during market corrections. In the fourth quarter these securities did not provide the expected downside cushion, an event that happens during periods of high volatility coupled with a poor high yield market environment.

During this highly volatile period in our market we are continuing to upgrade the quality of the holdings in our portfolio. While we will not alter the proven sector neutral strategy which has served the portfolio well over the years, we will continue to maintain a more conservative stance by holding common stocks with relatively low price/earnings multiples as well as holding the convertible securities of high quality companies, many of which carry investment grade ratings.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                  EQUITY-INCOME (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                                  ------------------------                -------------
'5/98                                                                     10000.00                           10000.00
                                                                           9993.00                           10143.00
'98                                                                       10549.60                           11079.20
                                                                          11642.60                           12450.80
'99                                                                       12516.90                           13410.80
                                                                          12628.30                           13353.10
'00                                                                       10953.80                           12188.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Metlife Cap Tr I 8.00%
     5/15/03                                3.5
 2.  American International Group           3.3
 3.  Citigroup Inc.                         3.0
 4.  Pfizer Inc.                            2.9
 5.  Exxon Mobil Corporation                2.7
 6.  Pharmacia Corporation                  2.6
 7.  Bristol-Myers Squibb Co.               2.6
 8.  Quaker Oats Co.                        2.5
 9.  Enron Corporation                      2.3
10.  General Electric Co.                   2.3

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Computer Related                      11.7
 2.  Electronics/Semiconductors             9.1
 3.  Oil, Energy and Natural Gas            8.9
 4.  Financial Services                     6.7
 5.  Drugs                                  6.5

* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             BANKING (3.6%)
     4,250   Chase Manhattan Corp. ..............  $  193,109
     2,800   Mellon Financial Corp. .............     137,725
                                                   ----------
                                                      330,834
                                                   ----------
             BROADCAST RADIO & TV (1.4%)
     9,200   *AT&T Corp.-Liberty Media-A ........     124,775
                                                   ----------
             COMPUTER & RELATED (5.9%)
     2,800   Amdocs Automatic ...................     162,400
     2,300   *Cisco Systems Inc. ................      87,975
     1,934   *EMC Corp./Mass ....................     128,611
       600   Intl. Business Machines Corp. ......      51,000
     3,800   *Sun Microsystems Inc. .............     105,925
                                                   ----------
                                                      535,911
                                                   ----------
             DRUGS (6.5%)
     3,000   Abbott Laboratories ................     145,313
     5,625   Pfizer Inc. ........................     258,750
     3,300   Schering-Plough Corp. ..............     187,275
                                                   ----------
                                                      591,338
                                                   ----------
             ELECTRONICS/SEMICONDUCTORS (4.9%)
     1,400   Emerson Electric Co. ...............     110,337
     4,300   General Electric Co. ...............     206,131
       800   *JDS Uniphase Corp. ................      33,350
     3,000   Intel Corp. ........................      90,750
                                                   ----------
                                                      440,568
                                                   ----------
             ENTERTAINMENT LEISURE (1.2%)
     3,900   Walt Disney Co. ....................     112,856
                                                   ----------
             FINANCIAL SERVICES (6.7%)
     5,333   Citigroup Inc. .....................     272,316
     2,300   Merrill Lynch & Co. ................     156,831
     2,200   Morgan Stanley Dean Witter .........     174,350
                                                   ----------
                                                      603,497
                                                   ----------
             FOOD & RELATED (2.5%)
     2,300   Quaker Oats Co. ....................     223,963
                                                   ----------
             INSURANCE SERVICES (4.9%)
     3,000   American Intl. Group ...............     295,688
     1,300   Marsh & McLennan Cos. Inc. .........     152,100
                                                   ----------
                                                      447,788
                                                   ----------
             MEDICAL & RELATED (4.9%)
     2,300   Baxter International Inc. ..........     203,119
     3,200   Bristol-Myers Squibb Co. ...........     236,600
                                                   ----------
                                                      439,719
                                                   ----------
             METALS & MINING (0.8%)
     2,200   Alcoa Inc. .........................      73,700
                                                   ----------
             OIL, ENERGY & NATURAL GAS (8.1%)
     1,800   Chevron Corp. ......................     151,987
     4,513   Conoco Inc. CL B ...................     130,595
     2,500   Enron Corp. ........................     207,812
     2,760   Exxon Mobil Corp. ..................     239,948
                                                   ----------
                                                      730,342
                                                   ----------

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
-------------------------------------------------------------
             RETAIL (5.9%)
     3,976   Home Depot Inc. ....................  $  181,654
     6,300   Target Corp. .......................     203,175
     2,900   Wal-Mart Stores Inc. ...............     154,062
                                                   ----------
                                                      538,891
                                                   ----------
             TELEPHONE/LONG DISTANCE (1.1%)
     2,500   *Qwest Communications Intl. ........     102,500
                                                   ----------
             TOTAL U.S. COMMON STOCKS (58.4%)
              (COST $4,905,082) .................  $5,296,682
                                                   ----------

                                                     MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (0.8%)
             OIL, ENERGY & NATURAL GAS (0.8%)
     1,500   British Petro-Amoco-ADR ............  $   71,813
                                                   ----------
             NETHERLANDS (1.8%)
             ELECTRONICS (1.8%)
     4,628   Koninklijke Phillips Electronics ...     167,765
                                                   ----------
             TOTAL FOREIGN COMMON STOCKS (2.6%)
              (COST $281,267) ...................  $  239,578
                                                   ----------
             TOTAL COMMON STOCKS (61.0%)
              (COST $5,186,349) .................  $5,536,260
                                                   ----------

                                                     MARKET
  SHARES               PREFERRED STOCKS              VALUE
-------------------------------------------------------------
             BROADCAST RADIO & TV (2.4%)
     2,000   Cox Communications Inc. Conv. Prides
              $.875 .............................  $  124,000
     1,800   Cox Communications Conv. Sprint PCS
              7.75% .............................      89,775
                                                   ----------
                                                      213,775
                                                   ----------
             CONSUMER PRODUCTS (0.3%)
       300   Estee Lauder Cos. Inc. Conv. .......      24,919
                                                   ----------
             DRUGS (2.6%)
     4,600   Pharmacia Corp. ....................     238,337
                                                   ----------
             FOOD & RELATED (0.7%)
     1,200   *Suiza Foods Corp. $2.75 ...........      45,300
       400   Suiza Foods Corp. Conv. (144A) .....      15,000
                                                   ----------
                                                       60,300
                                                   ----------
             INSURANCE (3.5%)
     2,900   Metlife Capital Tr I 8% 5/15/03 ....     317,550
                                                   ----------
             MACHINERY (1.0%)
     4,300   Ingresoll Rand Co. 6.75% Conv. .....      91,644
                                                   ----------
             PAPER & FOREST PRODUCTS (1.1%)
     2,200   Intl. Paper Capital 5.25% Conv. ....      99,550
                                                   ----------
             PUBLISHING -- NEWSPAPERS (0.4%)
       500   Tribune Co. $2 Conv. ...............      38,000
                                                   ----------
             TELEPHONE -- LONG DISTANCE (1.3%)
       800   Global Crossing Ltd. Conv. 6.75% ...     116,921
                                                   ----------
             TRANSPORTATION & EQUIPMENT (0.6%)
     1,200   Union Pacific Cibv .................      56,400
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES               PREFERRED STOCKS              VALUE
-------------------------------------------------------------
             UTILITIES (3.2%)
     2,800   Reliant Energy Conv. 2% ............  $  147,350
     2,900   TXU Corp. Prides $4.625 ............     146,269
                                                   ----------
                                                      293,619
                                                   ----------
             TOTAL PREFERRED STOCKS (17.1%)
              (COST $1,590,284) .................  $1,551,015
                                                   ----------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             ADVERTISING SERVICES (1.1%)
$   60,000   Omnicom Group Inc. 2.250% 1/6/13 ...  $  104,100
                                                   ----------
             COMPUTER & RELATED (5.8%)
    40,000   BEA Systems Inc. 4.000% 12/15/06 ...      88,850
    60,000   I2 Technologies Inc.
              5.250% 12/15/06 ...................      98,400
   135,000   Juniper Networks 4.750% 3/15/07 ....     140,906
    20,000   Siebel Systems 5.500% 9/16/06 ......      58,150
    55,000   Veritas Software Corp. 1.856%
              8/13/06 ...........................     141,763
                                                   ----------
                                                      528,069
                                                   ----------
             ELECTRONICS/SEMICONDUCTORS (2.4%)
    50,000   RF Micro Devices (144A) 3.750%
              8/15/05 ...........................      42,813
    70,000   Texas Instruments Inc. 4.250%
              2/15/07 ...........................      94,150
    95,000   Vitesse Semiconductor 4.000%
              3/15/05 ...........................      76,356
                                                   ----------
                                                      213,319
                                                   ----------
             MANUFACTURING (1.5%)
   180,000   Tyco International Ltd. (144A) Zero
              Coupon Due 11/15/20 ...............     140,400
                                                   ----------
             MEDICAL & RELATED (1.5%)
   145,000   Roche Holdings Inc. (144A) Zero
              Coupon Due 1/19/15 ................     133,038
                                                   ----------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             TELECOMMUNICATIONS (3.0%)
$  260,000   Corning Inc. Zero Coupon Due
              11/8/15 ...........................  $  187,200
    95,000   Nextell Communications (144A)
              5.250% 1/15/10 ....................      69,587
    20,000   Nextell Communications (144A)
              5.250% 1/15/10 ....................      14,650
                                                   ----------
                                                      271,437
                                                   ----------
             TOTAL CONVERTIBLE DEBENTURES (15.3%)
              (COST $1,502,859) .................  $1,390,363
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (7.4%)
$666,000   Firstar 4.250% 1/2/01 repurchase price
            $666,310 collateralized by various
            government agency obligations
            Market Value: ($679,264)
            Face Value: ($787,355)
            Due from: 5/2/14 to 9/15/29
            Interest from: 6.000% to 7.492% .....  $  666,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (7.4%)
            (COST $666,000) .....................  $  666,000
                                                   ----------
           TOTAL HOLDINGS (100.8%)
            (COST $8,945,492) (a) ...............  $9,143,638
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.8%) .............................     (69,443)
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $9,074,195
                                                   ==========

---------------

     *  Non-income producing securities.
   ADR (American depository receipt) represents ownership of foreign securities.
   (a) Represents cost for financial reporting purposes and differs from cost for federal income tax basis by $1,331.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $513,888 or 5.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $8,945,492) ..............  $9,143,638
  Cash in bank ..............................         341
  Receivable for securities sold ............     266,366
  Receivable for fund shares sold ...........      28,330
  Dividends and accrued interest
    receivable ..............................      13,598
                                               ----------
    Total assets ............................   9,452,273
                                               ----------
Liabilities:
  Payable for securities purchased ..........     358,889
  Payable for investment management services
    (note 3) ................................       5,608
  Other accrued expenses ....................      13,581
                                               ----------
    Total liabilities .......................     378,078
                                               ----------
Net assets at market value ..................  $9,074,195
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  847,943
  Paid-in capital in excess of par value ....   8,948,738
  Accumulated net realized loss on
    investments (note 1) ....................    (920,632)
  Net unrealized appreciation on investments
    (note 1) ................................     198,146
                                               ----------
Net assets at market value ..................  $9,074,195
                                               ==========
Shares outstanding (note 4) .................     847,943
Net asset value per share ...................  $    10.70
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $    52,054
  Dividends .................................      114,326
                                               -----------
    Total investment income .................      166,380
                                               -----------
Expenses:
  Management fees (note 3) ..................       51,897
  Custodian fees (note 3) ...................        4,814
  Directors' fees (note 3) ..................          110
  Professional fees .........................        7,736
  Accounting and transfer agent fees ........        8,600
  Printing ..................................          700
  Filing ....................................          300
  Other .....................................          677
                                               -----------
    Total expenses ..........................       74,834
                                               -----------
    Net investment income ...................       91,546
                                               -----------
Realized and unrealized loss on investments:
  Net realized loss from investments ........     (844,323)
  Net decrease in unrealized appreciation on
    investments .............................     (512,353)
                                               -----------
  Net loss on investments ...................   (1,356,585)
                                               -----------
  Net decrease in net assets from
    operations ..............................  $(1,265,130)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
From operations:
  Net investment income ....................................  $   91,546    $   32,240
  Realized loss on investments .............................    (844,323)      (70,596)
  Unrealized appreciation (depreciation) on investments ....    (512,353)      592,478
                                                              ----------    ----------
      Net increase (decrease) in net assets from
       operations ..........................................  (1,265,130)      554,122
                                                              ----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................     (91,580)      (32,206)
  Return of capital ........................................         (83)            0
                                                              ----------    ----------
  Total dividends paid to shareholders .....................     (91,663)      (32,206)
                                                              ----------    ----------
From capital share transactions (note 4):
  Received from shares sold ................................   6,609,624     2,198,205
  Received from dividends reinvested .......................      91,663        32,206
  Paid for shares redeemed .................................    (643,974)     (598,466)
                                                              ----------    ----------
      Increase in net assets derived from capital share
       transactions ........................................   6,057,313     1,631,945
                                                              ----------    ----------
         Increase in net assets ............................   4,700,520     2,153,861
Net Assets:
  Beginning of period ......................................   4,373,675     2,219,814
                                                              ----------    ----------
  End of period (d) ........................................  $9,074,195    $4,373,675
                                                              ==========    ==========
  (d) Includes undistributed net investment income of ......  $        0    $       34
                                                              ==========    ==========

 FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                              ---------------------    MAY 1, 1998 TO
                                                               2000         1999      DECEMBER 31, 1998
                                                              -------    ----------   -----------------
Per share data:
Net asset value, beginning of period .......................  $ 12.38      $10.53          $10.00
Income (loss) from investment operations:
  Net investment income ....................................     0.16        0.11            0.07
  Net realized and unrealized gain (loss) on investments ...    (1.68)       1.85            0.53
                                                              -------      ------          ------
    Total income (loss) from investment operations .........    (1.52)       1.96            0.60
                                                              -------      ------          ------
Less distributions:
  Dividends from net investment income .....................    (0.16)      (0.11)          (0.07)
                                                              -------      ------          ------
Net asset value, end of period .............................  $ 10.70      $12.38          $10.53
                                                              =======      ======          ======
Total return ...............................................   (12.49)%     18.58%           5.92%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets ................     1.08%       1.28%           1.77%(a,c)
    Ratio of net investment income to average net assets ...     1.32%       1.05%           1.04%(a,c)
Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets ................     1.08%       1.28%           2.41%(a,c)
Portfolio turnover rate ....................................       70%         50%             38%
Net assets at end of period (millions) .....................  $   9.1      $  4.4          $  2.2

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998, (not annualized).

(c) The advisor elected to reimburse certain operating expenses of the Equity Income portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -7.10%
Since inception (5/1/98)                    -2.05%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The high yield market underperformed the high quality bond market during the twelve months ended December 31, 2000. Four primary reasons accounted for the high yield market's underperformance. First, credit risk remained high, as the default rate for high yield securities in 2000 reached its highest level since 1992. Second, the economy appears to be slowing which raises the possibility that the economy could slip into recession. Third, telecommunications, the high yield market's largest industry sector, underperformed in sympathy with the substantial decline in the NASDAQ. Finally, high yield bond mutual funds experienced substantial redemptions during the year.

The Ohio National High Income Bond Portfolio returned -7.1% versus a -3.78% for the Merrill Lynch Master High Yield Index and -5.12% for the broader Merrill Lynch High Yield Master II Index. The fund's underweight in BB-rated securities was the main reason for its underperformance versus the index. BB-rated securities outperformed B-rated securities by approximately 1,000 basis points as credit quality concerns increased. The fund also suffered from its underweight in the energy and gaming sectors. The fund's overweight in deferred interest securities negatively impacted performance as these longer duration securities underperformed in the weak overall market. On the plus side, Albecca, Allied Waste, GFSI and Kinetics Concepts outperformed on strong operating performance. Merger activity and debt tenders positively impacted the performance of positions in Dialog, Triarc, USXchange, Verio and Voicestream.

At year end, the fund's five largest positions were in Global Crossing, Level 3 Communications, Nextel Communications, Charter Communications and GS Escrow Corp. Despite generally weak performance by the telecommunications sector as a whole, we continue to like the long-term outlook for the fund's top 3 telecommunications positions. Charter, a cable TV operator, continues to generate excellent results and GS Escrow which does business as Golden State Bancorp, continues to deliver excellent results. Telecommunications is the fund's largest industry exposure at 20.6%, which approximates the sector's market weight. Telecommunications is followed by Cable TV, Healthcare, Consumer Products and Business Services.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                             HIGH INCOME BOND PORTFOLIO
                                                         (COMMENCED OPERATIONS MAY 1, 1998)   MERRILL LYNCH HIGH-YIELD BOND INDEX
                                                         ----------------------------------   -----------------------------------
5/98                                                                     10000                                10000
                                                                         10090                                10118
'98                                                                     9958.8                                10036
                                                                         10172                                10312
'99                                                                    10157.7                              10293.5
                                                                        9963.7                              10198.8
'00                                                                     9435.6                               9774.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 TOP 10 BOND HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Global Crossing Holdings Sr
     Note 9.50% 11/15/09                    2.1
 2.  Level 3 Communications Inc Sr
     due 12/1/08 0% till 12/1/03
     then 10.500%                           2.0
 3.  Nextel Communications I Sr
     Note 9.375% 11/15/09                   1.9
 4.  Charter Communications H Sr
     Disc Note 0% 4/1/11                    1.7
 5.  Tenet Healthcare Corp
     8.125% 12/1/08                         1.7
 6.  GS Escrow Corp Sr Note
     7.125% 8/1/05                          1.6
 7.  Premier Parks Inc. 0% Cpn
     until 4/1/03 then 10% 4/1/08           1.6
 8.  NTL Inc Sr Deferred 0% Cpn
     until 4/1/03 then 9.75%
     4/1/08                                 1.5
 9.  HMH Properties Inc. Sr Note
     Series B 7.875% 8/1/08                 1.5
10.  Allied Waste North America Sr
     Sub Note 10.00% 8/1/09                 1.5

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Telecommunications and
     Cellular                               20.6
 2.  Cable Television                       10.3
 3.  Medical and Related                     6.7
 4.  Consumer Products                       6.1
 5.  Business Services                       4.6

---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           AEROSPACE (0.6%)
$ 50,000   Anteon Corp. 12.000% 5/15/09 ........  $    44,250
  50,000   Fairchild Corp. 10.750% 4/15/09 .....       37,250
                                                  -----------
                                                       81,500
                                                  -----------
           AUTOMOTIVE & RELATED (2.9%)
  50,000   Aftermarket Technology Series D
            12.000% 8/1/04 .....................       47,750
 150,000   American Axle & Manufacture
            9.750% 3/1/09 ......................      127,500
  50,000   J.L. French Automotive C
            11.500% 6/1/09 .....................       27,750
 225,000   Lear Corp. Co. 8.110% 5/15/09 .......      205,166
  50,000   Transportation Mfg. Operation
            11.250% 5/1/09 .....................       15,250
                                                  -----------
                                                      423,416
                                                  -----------
           BANKING (1.6%)
 250,000   GS Escrow Corp. 7.125% 8/1/05 .......      236,313
                                                  -----------
           BROADCAST RADIO & TV (3.1%)
  75,000   Acme Television due 9/30/04 0% until
            9/30/00 then 10.875% ...............       65,250
  50,000   *Big City Radio Inc. due 3/15/05 0%
            until 3/15/01 then 11.250% .........       17,750
 150,000   *Fox/Liberty Networks LLC due 8/15/07
            0% until 8/1/02 then 9.750% ........      127,875
 100,000   Orion Network Systems 11.250%
            1/15/07 ............................       35,500
 200,000   Sinclair Broadcast Group 8.750%
            12/15/07 ...........................      178,000
  50,000   XM Satellite Radio Inc. 14.000%
            3/15/10 ............................       26,750
                                                  -----------
                                                      451,125
                                                  -----------
           BUILDING & CONSTRUCTION (1.0%)
  50,000   Formica Corp. 10.875% 3/1/09 ........       18,750
  50,000   Juno Lighting Inc. 11.875% 7/1/09 ...       38,250
  50,000   MMI Products Inc. 11.250% 4/15/07 ...       49,000
  50,000   NCI Building Systems Ser. B
            9.250% 5/1/09 ......................       45,750
                                                  -----------
                                                      151,750
                                                  -----------
           BUSINESS SERVICES (4.6%)
  50,000   Buhrmann US Inc. 12.250% 11/1/09 ....       50,250
  50,000   Coinmatch Corp. 11.750% 11/15/05 ....       50,500
  50,000   Crown Castle Intl. Corp. 10.750%
            8/1/11 .............................       52,125
 100,000   *Crown Castle Intl. Corp. due 5/15/11
            0% until 5/15/04 then 10.375% ......       67,250
 100,000   Crown Castle Intl. Corp. due 8/1/11
            0% until 8/1/04 then 11.250% .......       67,750
 150,000   Fisher Scientific Intl. 9.000%
            2/1/08 .............................      138,000
 100,000   Orius Capital Corp. 12.750%
            2/1/10 .............................       84,500
 100,000   Sitel Corp. NT 9.250% 3/15/06 .......       85,500
  50,000   *Spectrasite Holdings Inc. due
            3/15/10
            0% until 3/15/05 then 12.875% ......       25,250
  50,000   URS Corp. 12.250% 5/1/09 ............       50,250
 100,000   *US Office Products Co. 9.750%
            6/15/08 (c) ........................        7,500
                                                  -----------
                                                      678,875
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CABLE TV (10.3%)
$200,000   CSC Holdings Inc. 9.250% 11/1/05 ....  $   203,500
 425,000   *Charter Communications due 4/1/11
            0% until 4/1/04 then 9.920% ........      251,813
 125,000   Diamond Cable Comm. due 2/15/07
            0% until 2/15/02 then 10.750% ......       84,375
 150,000   Echostar DBS Corp. 9.375% 2/1/09 ....      147,000
  50,000   *Golden Sky DBS due 3/1/07 0% until
            3/1/04 then 13.500% ................       32,750
 400,000   *NTL Inc. due 4/1/08 0% until 4/1/03
            then 9.750% ........................      222,000
  75,000   *NTL Inc. due 10/1/08 0% until
            10/1/03 then 12.375% ...............       42,375
 150,000   Pegasus Communication Series B
            9.625% 10/15/05 ....................      140,250
  50,000   *RCN Corp. due 10/15/07 0% until
            10/15/02 then 11.125% ..............       18,250
  50,000   *RCN Corp. Ser. B due 2/15/08
            0% until 2/15/03 then 9.800% .......       15,750
 175,000   *Telewest Communications PLC due
            10/7/07 0% until 10/1/00 then
            11.000% ............................      157,500
 175,000   *United Intl. Hdlg. Ser. B due
            2/15/08
            0% until 2/15/03 then 10.750% ......       76,125
 200,000   *United Pan-Europe Communications due
            8/1/09 0% until 8/1/04 then
            12.500% ............................       63,000
 175,000   *United Pan-Europe Communications due
            11/1/09 0% until 11/1/04 then
            13.375% ............................       55,125
                                                  -----------
                                                    1,509,813
                                                  -----------
           CHEMICALS (2.4%)
  50,000   Huntsman ICI Chemicals 10.125%
            7/1/09 .............................       48,250
 150,000   Lyondell Chemical Co. 10.875%
            5/1/09 .............................      142,500
 200,000   Polymer Group Inc. 8.750% 3/1/08 ....      129,000
  50,000   Texas Petrochemicals Corp.
            11.125% 7/1/06 .....................       37,750
                                                  -----------
                                                      357,500
                                                  -----------
           CONGLOMERATES (0.4%)
  75,000   Eagle Picher Industries 9.375%
            3/1/08 .............................       52,125
                                                  -----------
           CONSUMER PRODUCTS (6.1%)
  75,000   Albecca Inc. 10.750% 8/15/08 ........       65,625
 100,000   Amscan Holdings Inc. 9.875%
            12/15/07 ...........................       80,500
 100,000   Chattem Inc. Series B 8.875%
            4/1/08 .............................       70,500
  75,000   Jostens Inc. 12.750% 5/1/10 .........       68,625
 100,000   NBTY Inc. 8.625% 9/15/07 ............       83,500
 100,000   Playtex Family Products Corp.
            9.000% 12/15/03 ....................       96,000
 150,000   Revlon Consumer Products Corp.
            8.625% 2/1/08 ......................       80,250
  50,000   Royster-Clark 10.250% 4/1/09 ........       35,250
 175,000   *Sealy Mattress Co. Ser. B due
            12/5/07 0% until 12/15/02 then
            10.875% ............................      132,125
  50,000   Sleepmaster L.L.C. 11.000%
            5/15/09 ............................       39,250
  50,000   True Temper Sports Inc. Ser. B
            10.875% 12/1/08 ....................       48,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CONSUMER PRODUCTS (CONTINUED)
$100,000   United Industries Corp. 9.875%
            4/1/09 .............................  $    51,500
  50,000   Volume Services America
            11.250% 3/1/09 .....................       43,750
                                                  -----------
                                                      895,375
                                                  -----------
           CONTAINERS (2.7%)
  75,000   Huntsman Packaging Corp. 13.000%
            6/1/10 .............................       43,875
 150,000   Owens-Illinois Inc. 7.150%
            5/15/05 ............................       87,750
  75,000   Owens-Illinois Inc. 8.100%
            5/15/07 ............................       42,375
  50,000   Russell Stanley Holdings 10.875%
            2/15/09 ............................       12,750
  75,000   Stone Container 11.500% 10/1/04 .....       77,813
 100,000   Tekni-Plex Inc. 12.750% 6/15/10 .....       80,500
  50,000   US Can Corp. (144A) 12.375%
            10/1/10 ............................       49,750
                                                  -----------
                                                      394,813
                                                  -----------
           ECOLOGICAL SERVICES & EQUIPMENT (2.8%)
 200,000   Allied Waste N.A. 7.625% 1/1/06 .....      191,000
 225,000   Allied Waste N.A. 10.000% 8/1/09 ....      212,625
                                                  -----------
                                                      403,625
                                                  -----------
           ELECTRICAL EQUIPMENT (3.3%)
  75,000   AES Corp. 9.375% 9/15/10 ............       77,625
  60,000   Amphenol Corp. 9.875% 5/15/07 .......       61,200
  50,000   Fairchild Semiconductor 10.375%
            10/1/07 ............................       46,750
  50,000   Flextronics Intl. Ltd. (144A)
            9.875% 7/1/10 ......................       49,250
  32,000   SCG Holding Corp. 12.000% 8/1/09 ....       27,440
 100,000   Telecommunications Techniques
            9.750% 5/15/08 .....................       88,500
 150,000   Wesco Distribution Inc. 9.125%
            6/1/08 .............................      132,750
                                                  -----------
                                                      483,515
                                                  -----------
           ENTERTAINMENT & LEISURE (1.7%)
 100,000   *Amf Bowling Worldwide Inc. due
            3/15/06 0% until 3/15/01 then
            12.250% (b) ........................       14,500
 325,000   *Premier Parks Inc. due 4/1/08 0%
            until 4/1/03 then 10.000% ..........      225,875
 100,000   Regal Cinemas Inc. 9.500% 6/1/08
            (d) ................................        7,500
                                                  -----------
                                                      247,875
                                                  -----------
           FINANCIAL SERVICES (1.1%)
  50,000   RBF Finance Co. 11.375% 3/15/09 .....       58,000
 100,000   Trizee Finance 10.875% 10/15/05 .....      100,000
                                                  -----------
                                                      158,000
                                                  -----------
           FOOD & RELATED (2.2%)
 125,000   Agrilink Foods Inc. 11.875%
            11/1/08 ............................       83,125
 100,000   Carrols Corp. Co. 9.500% 12/1/08 ....       65,500
 100,000   *Del Monte Foods Co. Ser. B due
            12/15/07 0% until 12/15/02 then
            12.500% ............................       74,500
  50,000   Dominos Inc. 10.375% 1/15/09 ........       42,250
 100,000   Eagle Family Foods 8.750% 1/15/08 ...       50,500
                                                  -----------
                                                      315,875
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           HOTELS & LODGING (2.1%)
$100,000   Florida Panthers RST 9.875%
            4/15/09 ............................  $    92,500
 225,000   HMH Properties Inc. Series B
            7.875% 8/1/08 ......................      214,875
                                                  -----------
                                                      307,375
                                                  -----------
           INDUSTRIAL (0.5%)
  50,000   Accuride Corp. 9.250% 2/1/08 ........       31,250
  50,000   Unifrax Investment Corp. 10.500%
            11/1/03 ............................       43,250
                                                  -----------
                                                       74,500
                                                  -----------
           INTERNET SOFTWARE (0.7%)
  50,000   Exodus Communications (144A)
            11.625% 7/15/10 ....................       44,750
 100,000   Psinet Inc. 10.000% 2/15/05 .........       28,500
  50,000   Psinet Inc. 11.000% 8/1/09 ..........       14,250
  50,000   Rhythms Net Connections
            14.000% 2/15/10 ....................       13,250
                                                  -----------
                                                      100,750
                                                  -----------
           MACHINERY (0.9%)
 100,000   Columbus McKinnion Corp. 8.500%
            4/1/08 .............................       79,500
  50,000   Simonds Inds. 10.250% 7/1/08 ........       34,250
  50,000   WEC Co. 12.000% 7/15/09 .............       14,750
                                                  -----------
                                                      128,500
                                                  -----------
           MANUFACTURING (1.6%)
  50,000   Blount Inc. 13.000% 8/1/09 ..........       39,000
  50,000   Cabot Safety Corp. 12.500%
            7/15/05 ............................       49,813
  50,000   Foamex LP 13.500% 8/15/05 ...........       29,750
  50,000   Foamex LP 9.875% 6/15/07 ............       27,750
 100,000   Hexcel Corp. Series B 9.750%
            1/15/09 ............................       88,500
                                                  -----------
                                                      234,813
                                                  -----------
           MEDICAL & RELATED (6.7%)
 125,000   Columbia HCA Healthcare 6.910%
            6/15/05 ............................      122,119
 100,000   Conmed Corp. 9.000% 3/15/08 .........       80,500
  50,000   Everest Healthcare Services Corp.
            9.750% 5/1/08 (d) ..................       50,750
  50,000   *Genesis Health Ventures 9.250%
            10/1/06 (e) ........................        4,750
  50,000   Hanger Orthopedic Group
            11.250% 6/15/09 ....................       15,250
 125,000   HCA-The Health Care Co.
            8.750% 9/1/10 ......................      132,187
 100,000   Hudson Respiratory Care Inc.
            9.125% 4/15/08 .....................       60,500
 150,000   Kinetic Concepts Corp. 9.625%
            11/1/07 ............................      123,750
 125,000   Tenet Healthcare Corp. 9.250%
            9/1/10 .............................      133,125
 250,000   Tenet Healthcare Corp. 8.125%
            12/1/08 ............................      253,750
                                                  -----------
                                                      976,681
                                                  -----------
           METAL & MINING (1.0%)
 100,000   Euramax Intl PLC 11.250% 10/1/06 ....       64,500
 100,000   Neenah Corp. 11.125% 5/1/07 .........       74,000
  50,000   *Republic Technologies 13.750%
            7/15/09 ............................        5,250
                                                  -----------
                                                      143,750
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (2.9%)
$ 50,000   AES Drax Energy Ltd. (144A) 11.500%
            8/30/10 ............................  $    52,736
  50,000   Forest Oil Corp. 10.500% 1/15/06 ....       52,000
 100,000   Pride Petroleum Services 9.375%
            5/1/07 .............................      103,500
  50,000   R&B Falcon Corp. 12.250% 3/15/06 ....       60,250
 150,000   Triton Energy Ltd. 8.875% 10/1/07 ...      152,250
                                                  -----------
                                                      420,736
                                                  -----------
           PRINTING & PUBLISHING (0.6%)
  50,000   Garden State Newspapers Inc. 8.750%
            10/1/09 ............................       45,000
  50,000   Ziff Davis Media Inc. (144A) 12.000%
            7/15/10 ............................       39,250
                                                  -----------
                                                       84,250
                                                  -----------
           RENTAL AUTO/EQUIPMENT (0.9%)
  50,000   Nationsrent Inc. 10.375% 12/15/08 ...       19,250
  50,000   United Rentals Inc. 9.250%
            1/15/09 ............................       38,250
 100,000   United Rentals Inc. 9.000% 4/1/09 ...       75,500
                                                  -----------
                                                      133,000
                                                  -----------
           RESTAURANTS (0.2%)
  50,000   CKE Restaurants Inc. 9.125%
            5/1/09 .............................       29,000
                                                  -----------
           RETAIL (0.3%)
  50,000   Community Distributions Inc. 10.250%
            10/15/04 ...........................       39,250
                                                  -----------
           TELECOMMUNICATIONS & CELLULAR (20.6%)
 150,000   *AirGate PCS Inc. due 10/1/09 0%
            until 10/1/04 then 13.250% .........       87,000
 175,000   *Alamosa PCS Hdlg. Inc. due 2/15/10
            0% until 2/15/05 then 12.875% ......       84,875
  50,000   Asia Global Crossing (144A) 13.375%
            10/15/10 ...........................       43,250
 150,000   *Call-Net Enterprises Inc. due
            8/15/07 0% until 8/15/02 then
            9.270% .............................       41,625
 100,000   *Call-Net Enterprises Inc. due
            5/15/09 0% until 5/15/04 then
            10.800% ............................       27,500
  50,000   Echostar Broadband Corp. (144A)
            10.375% 10/1/07 ....................       49,500
 325,000   Global Crossing 9.500% 11/15/09 .....      310,375
 100,000   Hermes Europe Railtel B.V. 11.500%
            8/15/07 ............................       40,500
 250,000   Intermedia Communications .600%
            6/1/08 .............................      176,250
 350,000   Level 3 Communication Inc. 9.125%
            5/1/08 .............................      282,250
 100,000   *Level 3 Communication Inc. due
            12/1/08 0% until 12/1/03 then
            10.500% ............................       52,000
 250,000   *McLeod USA Inc. due 3/1/07 0% until
            3/1/02 then 10.500% ................      210,000
  50,000   Metromedia Fiber Network 10.000%
            12/15/09 ...........................       42,750
 100,000   Millicom International due 6/1/06 0%
            until 6/1/01 then 13.500% ..........       78,500
 225,000   *Nextel Communications due 2/15/08 0%
            until 2/15/03 then 9.950% ..........      163,687

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS & CELLULAR (CONTINUED)
$300,000   Nextel Communications 9.375%
            11/15/09 ...........................  $   282,750
 150,000   *Nextlink Communications due 6/1/09
            0% until 6/1/04 then 12.250% .......       75,750
 150,000   Nexlink Communications 10.750%
            6/1/09 .............................      124,500
 225,000   *Nextlink Communications due 4/15/08
            0% until 4/15/03 then 9.450% .......      117,562
 125,000   *Qwest Communications Intl. due
            10/15/07 0% until 10/15/02 then
            9.470% .............................      113,801
 100,000   Rogers Cantel 8.800% 10/1/07 ........      100,500
 150,000   *Telesystem Intl. Wireless Ser. B due
            6/30/07 0% until 6/30/02 then
            13.250% ............................       69,750
  50,000   *Teligent Inc. 11.500% 12/1/07 ......        6,750
  50,000   *Teligent Inc. due 3/1/08 0% until
            3/1/03 then 11.500% ................        3,250
 100,000   *Tritel PCS Inc. due 5/15/09 0% until
            5/15/04 then 12.750% ...............       68,750
 100,000   *Triton PCS Inc. due 5/1/08 0% until
            5/1/03 then 11.000% ................       79,500
 225,000   *Viatel Inc. due 4/15/08 0% until
            4/15/03 then 12.500% ...............       46,125
  50,000   VoiceStream Wireless 10.375%
            11/15/09 ...........................       54,000
 125,000   *VoiceStream Wireless Holdings due
            11/15/09 0% until 11/15/04 then
            11.875% ............................       91,875
 149,000   *Winstar Communications Inc. due
            4/15/10 0% until 4/15/05 then
            14.750% ............................       46,935
  50,000   Winstar Communications Inc. 12.750%
            4/15/10 ............................       35,250
                                                  -----------
                                                    3,010,110
                                                  -----------
           TEXTILES & RELATED (0.6%)
 100,000   GFSI Inc. Series B 9.625% 3/1/07 ....       75,500
  75,000   *Glenoit Corp. 11.000% 4/15/07
            (b) ................................        9,375
  50,000   *Pillowtex Corp. 10.000% 11/15/06
            (e) ................................        1,750
                                                  -----------
                                                       86,625
                                                  -----------
           TRANSPORTATION & EQUIPMENT (1.9%)
 100,000   Allied Holdings Inc. 8.625%
            10/1/07 ............................       76,500
  50,000   *Gearbulk Holding Ltd. 11.250%
            12/1/04 ............................       50,000
  50,000   Railworks Corp. 11.500% 4/15/09 .....       17,750
 150,000   Stena Line AB 10.500% 12/15/05 ......      135,750
                                                  -----------
                                                      280,000
                                                  -----------
           UTILITIES (2.1%)
 150,000   Caithness Coso Fund Corp. 9.050%
            12/15/09 ...........................      150,000
 100,000   El Paso Electric Co. 9.400%
            5/1/11 .............................      108,643
  50,000   *Niagara Mohawk Power Series H due
            7/1/10 0% until 7/1/03 then
            8.500% .............................       43,274
                                                  -----------
                                                      301,917
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (90.4%)
            (COST $15,413,277) .................  $13,192,752
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                   MARKET
SHARES              PREFERRED STOCKS                VALUE
------------------------------------------------------------
         MEDIA & PUBLISHING (0.7%)
 1,300   Primedia Inc. Series H 8.625%
          4/1/10 ..............................  $   104,650
                                                 -----------
         TELECOMMUNICATIONS (0.2%)
    50   *Benedek Communications 11.500%
          5/18/08 .............................       22,750
                                                 -----------
         TOTAL PREFERRED STOCKS (0.9%)
          (COST $179,026) .....................  $   127,400
                                                 -----------

                                                    MARKET
  SHARES                  WARRANTS                   VALUE
-------------------------------------------------------------
        75   Jostens Inc. ......................  $     1,519
        50   Metricom Inc. .....................           62
        75   Pliant Corp. (144A) ...............          750
        50   Republic Technology ...............            1
                                                  -----------
             TOTAL WARRANTS (0.0%) .............  $     2,332
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (7.0%)
$1,030,000   Firstar Bank 4.250% due 1/2/01
              repurchase price $1,030,480
              collateralized by various
              government agency obligations
              Market Value: $(1,050,515)
              Face Value: $(1,217,682)
              Due from: 5/2/14 to 9/15/29
              Interest from: 6.000% to
              7.492% ...........................  $ 1,030,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (7.0%)
              (COST $1,030,000) ................  $ 1,030,000
                                                  -----------
             TOTAL HOLDINGS (98.3%)
              (COST $16,622,303) (a) ...........  $14,352,484
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.7%) ...............      249,003
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $14,601,487
                                                  ===========

---------------

     *  Non-income producing securities.
   (a) Represents cost for federal income tax and financial reporting purposes.
   (b) Represents a defaulted security that is illiquid and non-income producing.
   (c)  Represents an illiquid security.
   (d)  Represents a defaulted security.
   (e)  Represents a defaulted and non-income producing security.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $329,236 or 2.3% of net assets. These securities were deemed liquid persuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1)(cost $16,622,303) .............  $14,352,484
  Cash in bank .............................           33
  Receivable for fund shares sold ..........          959
  Dividends and accrued interest
    receivable .............................      280,643
                                              -----------
    Total assets ...........................   14,634,119
                                              -----------
Liabilities:
  Payable for fund shares redeemed .........        4,072
  Payable for investment management services
    (note 3) ...............................        9,103
  Other accrued expenses ...................       19,457
                                              -----------
    Total liabilities ......................       32,632
                                              -----------
Net assets at market value .................  $14,601,487
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 1,821,654
  Paid-in capital in excess of par value ...   15,625,015
  Accumulated net realized loss on
    investments (note 1) ...................     (587,410)
  Net unrealized depreciation on investments
    (note 1) ...............................   (2,269,819)
  Undistributed net investment income ......       12,047
                                              -----------
Net assets at market value .................  $14,601,487
                                              ===========
Shares outstanding (note 4) ................    1,821,654
Net asset value per share ..................  $      8.02
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $ 1,051,838
  Dividends .................................       11,211
                                               -----------
    Total investment income .................    1,063,049
                                               -----------
Expenses:
  Management fees (note 3) ..................      102,652
  Custodian fees (note 3) ...................        4,841
  Directors' fees (note 3) ..................          246
  Professional fees .........................        7,776
  Accounting and transfer agent fees ........       31,450
  Printing ..................................        1,500
  Filing ....................................          800
  Other .....................................        1,024
                                               -----------
    Total expenses ..........................      150,289
                                               -----------
    Net investment income ...................      912,760
                                               -----------
Realized and unrealized loss on investments:
  Net realized loss from investments ........     (390,607)
  Net change in unrealized depreciation on
    investments .............................   (1,553,739)
                                               -----------
  Net loss on investments ...................   (1,944,346)
                                               -----------
  Net decrease in net assets from
    operations ..............................  $(1,031,586)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED
                                                              --------------------------
                                                                 2000           1999
                                                              -----------    -----------
From operations:
  Net investment income ....................................  $   912,760    $   712,592
  Realized loss on investments .............................     (390,607)      (196,803)
  Unrealized depreciation on investments ...................   (1,553,739)      (299,814)
                                                              -----------    -----------
      Net increase (decrease) in net assets from
       operations ..........................................   (1,031,586)       215,975
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................     (914,333)      (698,972)
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold ................................    3,994,751      2,977,591
  Received from dividends reinvested .......................      914,333        698,972
  Paid for shares redeemed .................................     (972,169)    (1,013,822)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions ........................................    3,936,915      2,662,741
                                                              -----------    -----------
         Increase in net assets ............................    1,990,996      2,179,744
Net Assets:
  Beginning of period ......................................   12,610,491     10,430,747
                                                              -----------    -----------
  End of period (a) ........................................  $14,601,487    $12,610,491
                                                              ===========    ===========
(a) Includes undistributed net investment income of ........  $    12,047    $    13,620
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                              --------------------    MAY 1, 1998 TO
                                                               2000        1999      DECEMBER 31, 1998
                                                              ------    ----------   -----------------
Per share data:
Net asset value, beginning of period .......................  $ 9.22      $ 9.59          $10.00
Income (loss) from investment operations:
  Net investment income ....................................    0.58        0.57            0.38
  Net realized and unrealized loss on investments ..........   (1.20)      (0.38)          (0.40)
                                                              ------      ------          ------
    Total Income (loss) from investment operations .........   (0.62)       0.19           (0.02)
                                                              ------      ------          ------
Less distributions:
  Dividends from net investment income .....................   (0.58)      (0.56)          (0.37)
  Distributions from net realized capital gains ............    0.00        0.00           (0.02)
                                                              ------      ------          ------
    Total distributions ....................................   (0.58)      (0.56)          (0.39)
                                                              ------      ------          ------
Net asset value, end of period .............................  $ 8.02      $ 9.22          $ 9.59
                                                              ======      ======          ======
Total return ...............................................   (7.10)%      1.95%           0.20%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    1.10%       1.13%           1.20%(a)
  Ratio of net investment income to average net assets .....    6.67%       6.19%           5.79%(a)
Portfolio turnover rate ....................................      21%         31%             11%
Net assets at end of period (millions) .....................  $ 14.6      $ 12.6          $ 10.4

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998 (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -26.01%
Since inception (5/1/98)                    37.60%

A substantial portion of the Capital Growth portfolio's investments have been in initial public offerings or recent issues of technology companies that were purchased during a period favorable for those stocks. There can be no assurance that such investments will continue to be as available or that they will continue to have so positive an effect on the portfolio's future performance. Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Looking back on 2000, we endured a very difficult year that was characterized by unprecedented volatility and some of the largest absolute declines in our market segment ever. With the NASDAQ down over 39%, 2000 proved to be a very tough year for growth investors. The Capital Growth Portfolio ended a challenging 2000 down 26.01% for the year versus a decline of 3.02% for the Russell 2000 benchmark.

We closed the year with a technology weighting of 29.2% against a benchmark weighting of 11.5%. Technology has not constituted less than 40% of the portfolio since 1998, and it constituted upwards of 55% in late 1999. Within our technology weighting in the fourth quarter, we have owned more software than hardware. In fact, we have favored software over hardware for most of 2000. While that strategy hurt us somewhat in the first half of the year, it has helped the portfolio later in the year as many segments of hardware have fallen more sharply than much of the software segment. That said, software did not add to returns in the fourth quarter. Stocks like BEA Systems detracted from returns.

The portfolio remains overweighted in health care at the close of 2000. The bulk of these positions came from service providers like Health Management Associates, Inc. and Community Health Systems. Seeking more visibility of earnings, investors continued to bid up many service providers throughout the fourth quarter which contributed to fourth quarter performance. Conversely, investors sold off biotech stocks in the quarter, as measured by a 13% decline in the Chase/H&Q biotech index. Threats of an economic slowdown tend to weaken the biotech stocks, most of which have modest to little cash flow and earnings. Abgenix, Inc., and Medarex detracted from recent performance, but were still significant positive contributors to performance for the full year.

 CHANGE IN VALUE OF $10,000 INVESTMENT
[GRAPH]

                                                                 CAPITAL GROWTH (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                  RUSSELL 2000
                                                                 -------------------------                 ------------
'5/98                                                                       10000                              10000
                                                                             9706                               9450
'98                                                                       10339.8                            8776.22
                                                                          18424.5                             9590.7
'99                                                                       31281.1                            10641.8
                                                                          34359.2                            10964.2
'00                                                                       23144.3                            10328.3

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Russell 2000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

The Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

The Capital Growth Portfolio changed its benchmark from the smaller capitalization weighted Russell 2000 to the Russell 2000 Growth Index to better reflect the investment objectives of the portfolio.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Netiq Corporation                      6.4
 2.  Cytyc Corporation                      3.9
 3.  Macrovision Corporation                3.2
 4.  Accredo Health Inc.                    2.8
 5.  American Tower Corporation             2.7
 6.  Sunrise Assisted Living Inc.           2.5
 7.  Province Healthcare Co.                2.4
 8.  Waddell & Reed Financial
     Inc.                                   2.0
 9.  Abgenix Inc.                           2.0
10.  Surmodics, Inc.                        1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Medical and Related                    17.7
 2.  Computer Software                      11.5
 3.  Telecommunications and
     Related                                 7.2
 4.  Medical -- Drugs                        6.2
 5.  Financial Services                      5.1

---------------
* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ADVERTISING (2.1%)
     5,850   *Catalina Marketing Corp. .........  $   227,784
    12,700   *Lamar Advertising Co. ............      490,141
     9,000   *Ventiv Health Inc. ...............      113,063
                                                  -----------
                                                      830,988
                                                  -----------
             BROADCAST RADIO & TV (3.9%)
    17,050   *Citadel Communications Corp. .....      204,600
    26,100   *Cox Radio Inc. CL A ..............      588,881
    10,100   *Entercom Communications Inc. .....      347,819
    13,600   *Hispanic Broadcasting Corp. ......      346,800
    12,700   *Spanish Broadcasting System
              Inc. .............................       63,500
                                                  -----------
                                                    1,551,600
                                                  -----------
             BUSINESS SERVICES (3.0%)
     5,650   *Forrester Research Inc. ..........      282,853
    15,300   *Hall Kinion & Assoc. .............      307,913
     5,450   *Professional Detailing ...........      576,423
       950   *Resources Connection Inc. ........       18,050
                                                  -----------
                                                    1,185,239
                                                  -----------
             CHEMICALS (2.0%)
    21,000   *Surmodics Inc. ...................      773,063
                                                  -----------
             COMMERCIAL SERVICES (1.7%)
    19,400   *Memberworks Inc. .................      412,250
     9,300   *Teletech Holdings Inc. ...........      170,888
     2,800   *Wireless Facilities Inc. .........      101,500
                                                  -----------
                                                      684,638
                                                  -----------
             COMPUTER & RELATED (1.0%)
     1,300   *Lanronix Inc. ....................        8,288
     7,500   *National Instruments Corp. .......      364,219
                                                  -----------
                                                      372,507
                                                  -----------
             COMPUTER SERVICES (3.3%)
    23,600   *Digex Inc. .......................      531,000
     3,000   *Netegrity Inc. ...................      163,125
     7,700   *Predictive Systems Inc. ..........       55,103
     6,225   *Webmethods Inc. ..................      553,636
                                                  -----------
                                                    1,302,864
                                                  -----------
             COMPUTER SOFTWARE (11.5%)
    17,300   *Actuate Software Corp. ...........      330,863
     5,000   *Business Objects SA ..............      283,125
    21,600   *Firepond Inc. ....................      203,850
     9,500   *Informatica Corp. ................      375,844
     7,600   *Interactive Intelligence .........      183,350
    29,000   *Netiq Corp. ......................    2,533,875
     9,700   *Packeteer Inc. ...................      120,037
     5,800   *Quest Software Inc. ..............      162,763
     7,150   *Tibico Software Inc. .............      342,753
                                                  -----------
                                                    4,536,460
                                                  -----------
             CONSUMER PRODUCTS (0.3%)
     3,600   *Direct Focus Inc. ................      120,825
                                                  -----------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (4.8%)
    10,200   *Exar Corp. .......................      316,041
     3,350   *Molecular Devices Corp. ..........      229,266

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)
    23,400   *Oak Technology Inc. ..............  $   203,288
    14,200   *PLX Technology Inc. ..............      118,037
    18,900   *Power Integrations Inc. ..........      217,350
    14,100   *Sipex Corp. ......................      337,519
     4,000   *Triquint Semiconductor Inc. ......      174,750
    27,750   *Virata Corp. .....................      301,781
                                                  -----------
                                                    1,898,032
                                                  -----------
             FINANCIAL SERVICES (5.1%)
    13,300   *Financial Federal Corp. ..........      317,537
    13,400   *Investment Technology Group ......      559,450
     7,900   *Knight Trading Group Inc. ........      110,106
    28,800   *Nextcard Inc. ....................      230,400
    21,200   Waddell & Reed Financial Inc. .....      797,650
                                                  -----------
                                                    2,015,143
                                                  -----------
             INTERNET CONTENT (1.3%)
    17,450   *HomeStore.com Inc. ...............      351,181
     9,800   *Lifeminders Inc. .................       34,300
    10,400   *Multex.com Inc. ..................      137,800
                                                  -----------
                                                      523,281
                                                  -----------
             INTERNET SOFTWARE & SERVICES (3.5%)
    27,800   *C-Bridge Internet Solutions ......      108,594
    15,400   *Espeed Inc. CL A .................      241,587
    34,600   *Proxicom Inc. ....................      142,725
    18,800   *Retek Inc. .......................      458,250
    20,200   *Saba Software Inc. ...............      318,150
     4,400   *Selectica Inc. ...................      106,425
                                                  -----------
                                                    1,375,731
                                                  -----------
             MEDICAL & RELATED (17.7%)
     5,700   *Community Health Care ............      199,500
    24,600   *Cytyc Corp. ......................    1,539,038
    13,300   *Health Mgmt. Assoc. Inc.-A .......      275,975
     5,700   *Inhale Therapeutic Systems
              Inc. .............................      287,850
    10,900   Invacare Corp. ....................      373,325
         1   Medtronic Inc. ....................           60
    35,350   *Oakley Inc. ......................      477,225
     3,900   *Protein Design Labs Inc. .........      338,813
    24,850   *Province Healthcare Co. ..........      978,469
     4,800   *Resmed Inc. ......................      191,400
    20,500   *Resperonics Inc. .................      584,250
       250   *Speciality Laboratories ..........        8,281
    39,500   *Sunrise Assisted Living Inc. .....      987,500
     7,700   *Syncor Intl. Corp. ...............      280,087
    24,700   *Thoratec Labs Corp. ..............      271,700
    11,450   *Vascular Solutions Inc. ..........       84,444
    11,600   *Visx Inc. ........................      121,075
                                                  -----------
                                                    6,998,992
                                                  -----------
             MEDICAL -- DRUGS (6.2%)
    22,100   *Accredo Health Inc. ..............    1,109,144
     1,050   *AeroGen Inc. .....................       11,156
     2,600   *Andrx Group ......................      150,475
    13,700   Bindley Western Inds. .............      569,406

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             MEDICAL -- DRUGS (CONTINUED)
     4,400   *Charles River Laboratories
              Intl .............................  $   120,450
    11,600   *Priority Healthcare Corp.-B ......      473,425
                                                  -----------
                                                    2,434,056
                                                  -----------
             MOTION PICTURES & SERVICES (3.3%)
    17,300   *Macrovision Corp. ................    1,280,470
                                                  -----------
             RESEARCH & DEVELOPMENT (1.3%)
     3,900   *Albany Molecular Research Inc. ...      240,338
     8,700   *Aurora Bioscience Corp. ..........      273,506
                                                  -----------
                                                      513,844
                                                  -----------
             RETAIL (3.8%)
     6,400   *99 Cents Only Store ..............      175,200
    10,400   *Dollar Tree Stores Inc. ..........      254,800
     9,400   *Factory 2-U Stores Inc. ..........      311,375
    59,500   *Goto.com Inc. ....................      435,094
    16,000   *School Specialty Inc. ............      321,000
                                                  -----------
                                                    1,497,469
                                                  -----------
             TELECOMMUNICATIONS & RELATED (6.3%)
     9,450   *Allegiance Telecom Inc. ..........      210,410
     5,000   *Leap Wireless Intl Inc. ..........      125,000
    47,800   *Mck Communications ...............      403,313
    23,900   *McLead USA Inc. CL A .............      337,587
    17,700   *Metro One Telecommunications .....      442,500
     4,600   *Standford Microdevices Inc. ......      165,600
     5,900   *Triton PCS Holdings ..............      200,231
    10,100   *West Teleservices Corp. ..........      284,062
     7,200   *Winstar Communications Inc. ......       84,150
    12,193   *XO Communications ................      217,188
                                                  -----------
                                                    2,470,041
                                                  -----------
             THERAPEUTICS (5.0%)
    13,400   *Abgenix Inc. .....................      791,437
     8,700   Cor Therapeutics Inc. .............      306,131
    16,500   *Medarex Inc. .....................      672,375
     7,000   *Praecis Pharmaceuticals Inc. .....      204,750
                                                  -----------
                                                    1,974,693
                                                  -----------
             TRANSPORTATION & EQUIPMENT (1.9%)
     5,700   *Atlas Air Inc. ...................      185,962
    15,550   *Forward Air Corp .................      580,209
                                                  -----------
                                                      766,171
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
             WIRELESS EQUIPMENT (5.0%)
    28,300   *American Tower Corp. .............  $ 1,071,862
    41,050   *Metawave Communications Corp. ....      374,581
     7,350   *Netro Corp. ......................       50,991
    11,450   *Pinacle Holdings .................      103,766
     5,700   *Powerwave Technologies Inc. ......      333,450
     8,000   *Weblink Wireless Inc. ............       27,500
                                                  -----------
                                                    1,962,150
                                                  -----------
             TOTAL U.S. COMMON STOCKS (94.0%)
              (COST $41,894,374) ...............  $37,068,257
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
-------------------------------------------------------------
             CANADA (2.9%)
             HOTEL/LODGING (2.0%)
    12,700   Four Seasons Hotels Inc. ..........  $   808,037
                                                  -----------
             TELECOMMUNICATIONS (0.9%)
     4,400   *Research In Motion ...............      352,000
                                                  -----------
             TOTAL CANADA ......................  $ 1,160,037
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (2.9%)
              (COST $1,013,444) ................  $ 1,160,037
                                                  -----------
             TOTAL COMMON STOCKS (96.9%) (COST
              $42,907,818) .....................  $38,228,294
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (8.0%)
$3,167,000   Firstar 4.250% 1/2/01 repurchase
              price $3,168,475 collateralized by
              various government agency
              obligations
              Market Value: ($3,230,076)
              Face Value: ($3,744,074)
              Due from: 5/2/14 to 9/15/29
              Interest from: 6.000% to
              7.492% ...........................  $ 3,167,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENT (8.0%)
              (COST $3,167,000) ................  $ 3,167,000
                                                  -----------
             TOTAL HOLDINGS (104.9%) (COST
              $46,074,818) (a) .................  $41,395,294
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-4.9%) ..............   (1,941,716)
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $39,453,578
                                                  ===========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $633,738.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $46,074,818) ............  $41,395,294
  Cash in bank .............................          862
  Receivable for fund shares sold ..........       46,502
  Dividends and accrued interest
    receivable .............................        1,917
                                              -----------
    Total assets ...........................   41,444,575
                                              -----------
Liabilities:
  Payable for securities purchased .........    1,946,378
  Payable for investment management services
    (note 3) ...............................       38,772
  Other accrued expenses ...................        5,847
                                              -----------
    Total liabilities ......................    1,990,997
                                              -----------
Net assets at market value .................  $39,453,578
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 1,907,470
  Paid-in capital in excess of par value ...   44,930,034
  Accumulated undistributed net realized
    loss on investments (note 1) ...........   (2,704,402)
  Net unrealized depreciation on investments
    (note 1) ...............................   (4,679,524)
                                              -----------
Net assets at market value .................  $39,453,578
                                              ===========
Shares outstanding (note 4) ................    1,907,470
Net asset value per share ..................  $     20.68
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    169,404
  Dividends ................................         3,333
                                              ------------
    Total investment income ................       172,737
                                              ------------
Expenses:
  Management fees (note 3) .................       356,203
  Custodian fees (note 3) ..................         7,923
  Directors' fees (note 3) .................           525
  Professional fees ........................         7,851
  Accounting and transfer agent fees .......        28,480
  Printing .................................         4,315
  Filing ...................................         1,400
  Other ....................................         2,527
                                              ------------
    Total expenses .........................       409,224
                                              ------------
    Net investment loss ....................      (236,487)
                                              ------------
Realized and unrealized loss on investments:
  Net realized loss from investments .......    (2,680,520)
  Net change in unrealized appreciation
    (depreciation) on investments ..........   (12,107,128)
                                              ------------
  Net loss on investments ..................   (14,787,648)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(15,024,135)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------    -----------
From operations:
  Net investment loss ......................................  $   (236,487)   $   (46,265)
  Realized gain (loss) on investments ......................    (2,680,520)     2,648,384
  Unrealized appreciation (depreciation) on investments ....   (12,107,128)     6,870,977
                                                              ------------    -----------
      Net increase (decrease) in net assets from
       operations ..........................................   (15,024,135)     9,473,096
                                                              ------------    -----------
Dividends and distributions to shareholders:
  Capital gain distributions ...............................       (23,882)    (2,233,461)
                                                              ------------    -----------
From capital share transactions (note 4):
  Received from shares sold ................................    49,470,820     18,417,413
  Received from dividends reinvested .......................        23,882      2,233,461
  Paid for shares redeemed .................................   (15,264,581)    (9,890,108)
                                                              ------------    -----------
      Increase in net assets derived from capital share
       transactions ........................................    34,230,121     10,760,766
                                                              ------------    -----------
         Increase in net assets ............................    19,182,104     18,000,401
Net Assets:
  Beginning of period ......................................    20,271,474      2,271,073
                                                              ------------    -----------
  End of period ............................................  $ 39,453,578    $20,271,474
                                                              ============    ===========

 FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED
                                                              -----------------     MAY 1, 1998 TO
                                                               2000       1999     DECEMBER 31, 1998
                                                              -------    ------    -----------------
Per share data:
Net asset value, beginning of period .......................  $ 28.01    $10.47         $10.00
Income from investment operations:
  Net investment loss ......................................    (0.16)    (0.12)         (0.09)
  Net realized and unrealized gain (loss) on investments ...    (7.15)    21.25           0.56
                                                              -------    ------         ------
    Total income from investment operations ................    (7.31)    21.13           0.47
                                                              -------    ------         ------
Less distributions:
  Distributions from net realized capital gains ............    (0.02)    (3.59)          0.00
                                                              -------    ------         ------
Net asset value, end of period .............................  $ 20.68    $28.01         $10.47
                                                              =======    ======         ======
Total return ...............................................   (26.01)%  202.38%          4.62%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets ................     1.03%     1.09%          1.96%(a,c)
    Ratio of net investment income (loss) to average net
     assets ................................................    (0.60)%   (0.61)%         1.47%(a,c)
Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets ................     1.03%     1.09%          2.72%(a,c)
Portfolio turnover rate ....................................      152%      185%           121%
Net assets at end of period (millions) .....................  $  39.5    $ 20.3         $  2.3

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998 (not annualized).

(c) The advisor elected to reimburse certain operating expenses of the Capital Growth portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 OBJECTIVE
The Nasdaq 100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index.

 PERFORMANCE AS OF DECEMBER 31, 2000

TOTAL RETURNS:

Since inception (5/1/00)                   -39.10%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses. Unlike the other portfolios, the Nasdaq 100 Index portfolio is a non-diversified fund. The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down.

 COMMENTS

Ohio National launched the Nasdaq 100 Index Portfolio on May 1 of 2000. The returns for the remainder of the year were significantly negative due to the correction in shares of technology related companies. The Nasdaq 100 Index Portfolio remains an excellent growth vehicle for long-term investors. For the five years ended December 2000, the Nasdaq 100 Index had an annualized return of 32.45% compared to 18.27% and 18.14% for the S&P 500 Index and Dow Jones Industrial Average, respectively. Through an investment in the Nasdaq 100 Index Portfolio, you will participate in the collective performance of many fast growing companies such as Cisco, Microsoft, Intel, Qualcomm, and Amgen.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                NASDAQ 100 INDEX PORTFOLIO
                                                            (COMMENCED OPERATIONS MAY 1, 2000)              NASDAQ 100
                                                            ----------------------------------              ----------
5/00                                                                     10000.00                            10000.00
                                                                          9852.00                             9828.00
'00                                                                       6089.50                             6116.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Nasdaq-100 Shares                      17.8
 2.  Cisco Systems Inc.                      5.2
 3.  Microsoft Corporation                   4.2
 4.  Qualcomm Inc.                           3.9
 5.  Intel Corporation                       3.8
 6.  Oracle Corporation                      3.7
 7.  JDS Uniphase Corporation                2.1
 8.  Sun Microsystems Inc.                   2.1
 9.  Veritas Software Corporation            2.0
10.  Siebel Systems Inc.                     1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Unit Investment Trusts                 17.8
 2.  Electronic Components/
     Semiconductors                         14.7
 3.  Telecommunications and
     Related                                13.6
 4.  Computer Software                      11.9
 5.  Networking Products                     9.6

---------------
* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           ADVERTISING (0.3%)
     400   *TMP Worldwide Inc. ..................  $   22,000
                                                   ----------
           APPLICATION SOFTWARE (1.5%)
     700   *Citrix Systems Inc. .................      15,750
   1,025   *Intuit Inc. .........................      40,423
   1,300   *Parametric Technology ...............      17,469
     700   *Rational Software Corp. .............      27,256
                                                   ----------
                                                      100,898
                                                   ----------
           BROADCASTING & CABLE TV (1.6%)
     430   *Adelphia Communications Corp. .......      22,199
   1,430   *Comcast Corp. .......................      59,703
   1,150   *USA Networks Inc. ...................      22,353
                                                   ----------
                                                      104,255
                                                   ----------
           BUSINESS SERVICES (0.4%)
     500   *Fiserv Inc. .........................      23,719
                                                   ----------
           COMPUTER & RELATED (7.9%)
   1,510   *Apple Computer Inc. .................      22,461
     815   *Ariba Inc. ..........................      43,806
   3,300   *Dell Computer Corp. .................      57,544
   1,850   *Siebel Systems Inc. .................     125,337
   4,970   *Sun Microsystems Inc. ...............     138,539
   1,470   *Veritas Software Corp. ..............     128,625
                                                   ----------
                                                      516,312
                                                   ----------
           COMPUTER SOFTWARE (11.9%)
   1,250   *BEA Systems Inc. ....................      84,141
     640   *BMC Software Inc. ...................       8,960
     450   *Electronic Arts Inc. ................      19,181
   1,590   *I2 Technologies Inc. ................      86,456
   6,350   *Microsoft Corp. .....................     276,225
   8,285   *Oracle Corp. ........................     240,783
   1,700   *PeopleSoft Inc. .....................      63,219
                                                   ----------
                                                      778,965
                                                   ----------
           CONSUMER PRODUCTS (1.0%)
     600   Cintas Corp. .........................      31,912
     785   *Costco Wholesale Corp. ..............      31,351
                                                   ----------
                                                       63,263
                                                   ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (14.0%)
   1,030   Adobe Systems Inc. ...................      59,933
   1,900   *Altera Corp. ........................      49,994
   1,450   *Applied Materials Inc. ..............      55,372
   1,255   *Applied Micro Circuits Corp. ........      94,184
   1,200   *Atmel Corp. .........................      13,950
     475   *Broadcom Corp. CL A .................      40,138
     860   *Conexant Systems Inc. ...............      13,222
   8,160   Intel Corp. ..........................     246,840
     850   *KLA-Tencor Corp. ....................      28,634
   1,395   *Maxium Integrated Products Inc. .....      66,698
     300   *Microchip Technology Inc. ...........       6,581
     330   Molex Inc. ...........................      11,715

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)
     630   *PMC-Sierra Inc. .....................  $   49,534
     320   *Qlogic Corp. ........................      24,640
     635   *Sanmina Corp. .......................      48,657
     640   *Vitesse Semiconductor Corp. .........      35,400
   1,605   *Xilinx Inc. .........................      74,031
                                                   ----------
                                                      919,523
                                                   ----------
           FIBER OPTICS (3.1%)
   3,330   *JDS Uniphase Corp. ..................     138,819
   1,885   *Metromedia Fober Network Inc. .......      19,086
     300   *SDL Inc. ............................      44,456
                                                   ----------
                                                      202,361
                                                   ----------
           FINANCIAL SERVICES (1.5%)
     800   *Concord EFS Inc. ....................      35,150
   1,245   Paychex Inc. .........................      60,538
                                                   ----------
                                                       95,688
                                                   ----------
           INTERNET SOFTWARE & SERVICES (2.8%)
   1,000   *Broadvision Inc. ....................      11,812
   1,175   *CMGI Inc. ...........................       6,573
     685   *eBay Inc. ...........................      22,605
   1,600   *Exodus Communications Inc. ..........      32,000
     450   *Inktomi Corp. .......................       8,044
     300   *Mercury Interactive Corp. ...........      27,075
     500   *Real Networks Inc. ..................       4,344
     630   *Verisign Inc. .......................      46,738
     830   *Yahoo! Inc. .........................      25,043
                                                   ----------
                                                      184,234
                                                   ----------
           MEDICAL & RELATED (7.3%)
     315   *Abgenix Inc. ........................      18,605
   1,705   *Amgen Inc. ..........................     109,013
     600   *Biogen Inc. .........................      36,037
     800   Biomet Inc. ..........................      31,750
     975   *Chiron Corp. ........................      43,388
     350   *Genzyme Corp. General Division ......      31,478
     190   *Human Genome Sciences Inc. ..........      13,169
   2,625   *Immunex Corp. .......................     106,641
     770   *Medimmune Inc. ......................      36,719
     840   *Millennium Pharmaceuticals Inc. .....      51,975
                                                   ----------
                                                      478,775
                                                   ----------
           NETWORKING PRODUCTS (9.6%)
     600   *3Com Corp. ..........................       5,100
   1,265   *Ciena Corp. .........................     102,939
   8,850   *Cisco Systems Inc. ..................     338,513
     850   *Juniper Networks Inc. ...............     107,153
   1,135   *Network Appliance Inc. ..............      76,118
                                                   ----------
                                                      629,823
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
-------------------------------------------------------------
           RETAIL (1.4%)
     800   *Amazon.com Inc. .....................  $   12,450
   1,200   *Bed Bath & Beyond Inc. ..............      26,850
   1,000   *Staples Inc. ........................      11,813
     900   *Starbucks Corp. .....................      39,825
                                                   ----------
                                                       90,938
                                                   ----------
           SATELLITE TELECOMMUNICATIONS (0.6%)
     835   *Echostar Communications Corp. .......      18,996
     700   *PanAmSat Corp. ......................      24,281
                                                   ----------
                                                       43,277
                                                   ----------
           TELECOMMUNICATIONS & RELATED (13.0%)
   3,300   *ADC Telecomm Inc. ...................      59,813
     630   *Comverse Technology Inc. ............      68,434
   1,550   *Gemstar-TV Guide Intl. Inc. .........      71,881
     850   *Level 3 Communications Inc. .........      27,891
   1,480   Linear Technology Corp. ..............      68,450
   3,580   *MCI Worldcom Inc. ...................      50,120
   1,585   *McLeod USA Inc. .....................      22,388
   3,380   *Nextel Communications Inc. ..........      83,655
   3,135   *Qualcomm Inc. .......................     257,658
     875   *Tellabs Inc. ........................      49,437
     760   *Voice Stream Wireless Corp. .........      76,475
   1,165   *XO Communications Inc. ..............      20,752
                                                   ----------
                                                      856,954
                                                   ----------
           WIRELESS EQUIPMENT (1.0%)
   1,850   *Palm Inc. ...........................      52,378
     570   *RF Micro Devices Inc. ...............      15,639
                                                   ----------
                                                       68,017
                                                   ----------
           TOTAL U.S. COMMON STOCKS (78.9%) (COST
            $7,795,174) .........................  $5,179,002
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
-------------------------------------------------------------
           ISRAEL (1.1%)
           COMPUTER & RELATED (1.1%)
     555   *Check Point Software Tech. Ltd. .....  $   74,127
                                                   ----------
           SINGAPORE (0.7%)
           ELECTRONICS/SEMICONDUCTORS (0.7%)
   1,600   *Flextronics Intl. Ltd. ..............      45,600
                                                   ----------
           SWEDEN (0.6%)
           TELECOMMUNICATIONS & RELATED (0.6%)
   3,400   Ericsson (LM) Tel-Sp-ADR .............      38,038
                                                   ----------
           TOTAL FOREIGN COMMON STOCKS (2.4%)
            (COST $194,897) .....................  $  157,765
                                                   ----------
           TOTAL COMMON STOCKS (81.3%) (COST
            $7,990,071) .........................  $5,336,767
                                                   ----------

                                                     MARKET
 SHARES            UNIT INVESTMENT TRUSTS            VALUE
-------------------------------------------------------------
  20,065   NASDAQ 100 Shares ....................  $1,171,294
                                                   ----------
           TOTAL UNIT INVESTMENT TRUSTS (17.8%)
            (COST $1,690,096) ...................  $1,171,294
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL (1.6%)
$107,000   American General Finance 6.400%
            1/2/01 ..............................  $  106,981
                                                   ----------
           TOTAL SHORT-TERM NOTES (1.6%) (COST
            $106,981) ...........................  $  106,981
                                                   ----------
           TOTAL HOLDINGS (100.7%)
            (COST $9,787,148) (a) ...............  $6,615,042
                                                   ----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.7%) .................     (45,921)
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $6,569,121
                                                   ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost for Federal Income Tax purposes by $36,795.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $9,787,148) ..............  $ 6,615,042
  Cash in bank ..............................           99
  Receivable for fund shares sold ...........       72,055
  Other .....................................            8
                                               -----------
    Total assets ............................    6,687,204
                                               -----------
Liabilities:
  Payable for securities purchased ..........      106,836
  Payable for investment management services
    (note 3) ................................        4,401
  Other accrued expenses ....................        6,846
                                               -----------
    Total liabilities .......................      118,083
                                               -----------
Net assets at market value ..................  $ 6,569,121
                                               ===========
Net assets consist of:
  Par value, $1 per share ...................  $ 1,078,781
  Paid-in capital in excess of par value ....    8,757,929
  Accumulated net realized loss on
    investments (note 1) ....................      (95,483)
  Net unrealized depreciation on investments
    (note 1) ................................   (3,172,106)
                                               -----------
Net assets at market value ..................  $ 6,569,121
                                               ===========
Shares outstanding (note 4) .................    1,078,781
Net asset value per share ...................  $      6.09
                                               ===========

 STATEMENT OF OPERATIONS

                                               *May 1, 2000 to December 31, 2000

Investment income:
  Interest ..................................  $    10,029
  Dividends .................................          626
                                               -----------
    Total investment income .................       10,655
                                               -----------
Expenses:
  Management fees (note 3) ..................       31,286
  Custodian fees (note 3) ...................        2,829
  Directors' fees (note 3) ..................           80
  Professional fees .........................        7,750
  Accounting and transfer agent fees ........        3,199
  Printing ..................................          800
  Filing ....................................          150
  Other .....................................          474
                                               -----------
    Total expenses ..........................       46,568
                                               -----------
    Net investment loss .....................      (35,913)
                                               -----------
Realized and unrealized loss on investments:
  Net realized loss on investments ..........      (95,483)
  Net change in unrealized depreciation on
    investments .............................   (3,172,106)
                                               -----------
  Net loss on investments ...................   (3,267,589)
                                               -----------
  Net decrease in net assets from
    operations ..............................  $(3,303,502)
                                               ===========

* Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD*
                                                              FROM MAY 1, 2000 TO
                                                               DECEMBER 31, 2000
                                                              -------------------
From operations:
  Net investment loss.......................................      $   (35,913)
  Realized loss on investments..............................          (95,483)
  Unrealized depreciation on investments....................       (3,172,106)
                                                                  -----------
      Net decrease in net assets from operations............       (3,303,502)
                                                                  -----------
From capital share transactions (note 4):
  Received from shares sold.................................       13,031,924
  Paid for shares redeemed..................................       (3,159,301)
                                                                  -----------
      Increase in net assets derived from capital share
       transactions.........................................        9,872,623
                                                                  -----------
         Increase in net assets.............................        6,569,121
Net Assets:
  Beginning of period.......................................                0
                                                                  -----------
  End of period.............................................      $ 6,569,121
                                                                  ===========

 FINANCIAL HIGHLIGHTS

                                                                FOR THE PERIOD*
                                                              FROM MAY 1, 2000 TO
                                                               DECEMBER 31, 2000
                                                              -------------------
Per share data:
Net asset value, beginning of period........................        $ 10.00
Loss from investment operations:
  Net investment loss.......................................          (0.05)
  Net unrealized loss on investments........................          (3.86)
                                                                    -------
    Total loss from investment operations...................          (3.91)
                                                                    -------
Net asset value, end of period..............................        $  6.09
                                                                    =======
Total return................................................         (39.10)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................           0.74%(a)
  Ratio of net investment loss to average net assets........          (0.57)%(a)
Portfolio turnover rate.....................................             36%
Net assets at end of period (millions)......................        $   6.6

---------------

(a)  Annualized.
(b)  Calculated since inception May 1, 2000 (not annualized).
  *  Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of 21 separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- long-term capital growth by investing in equity securities with attractive growth opportunities.

   - Core Growth Portfolio -- long-term capital appreciation by investing in primarily stocks of large medium and small companies.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Strategic Income Portfolio -- high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and at least 80% of its assets in income producing securities.

   - Firstar Growth & Income Portfolio -- reasonable income and long-term capital appreciation by investing in income producing securities including dividend-paying common, preferred stocks and fixed-income securities.

   - Relative Value Portfolio -- maximum total return consistent with reasonable risk by investing primarily in equity securities.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - High Income Bond Portfolio -- high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

   - Capital Growth Portfolio -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

   The Nasdaq 100 Index Portfolio commenced operations on May 1, 2000.

   - Nasdaq 100 Index Portfolio -- long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike the other portfolios, the Nasdaq 100 Index Portfolio is a non-diversified fund.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Provided that the Omni Portfolio maintains a dollar-weighted average maturity of 120 days or less and no such debt maturity greater than 1 year, the Omni Portfolio also values such securities at amortized cost. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange (Exchange) is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio other than the Money Market Portfolio and S&P 500 Index Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio holds investments in S&P 500 Index Futures Contracts at December 31, 2000. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper, cash on deposit with broker and receivable for securities sold. The futures contracts in the S&P 500 Index Portfolio at December 31, 2000 are as follows:

                                             EXPIRATION   UNDERLYING FACE   UNREALIZED    CASH DEPOSITED AS
   PORTFOLIO            PURCHASED               DATE      AMOUNT AT VALUE    GAIN/LOSS    MARGIN REQUIREMENT
   ---------            ---------            ----------   ---------------   -----------   ------------------
    S&P 500    302 S&P 500 Index Contracts   March 2001    $102,915,537     ($2,123,038)     $12,159,718

   The activity on written call option positions in the Growth & Income Portfolio for the year ended December 31, 2000 are as follows:

                                                                                 NUMBER
                                                                 AMOUNT OF    OF CONTRACTS
                                                                 PREMIUMS       OPTIONED
                                                                 ---------    ------------
   Call options outstanding 12/31/99...........................  $      --           --
   Call options written........................................  $ 568,063        1,820
   Call options closed or expired..............................  $(504,290)      (1,670)
   Call options exercised......................................  $      --           --
                                                                 ---------       ------
   Call options outstanding 12/31/00...........................  $  63,773          150
                                                                 =========       ======

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Growth & Income, Small Cap, International Small Company, Aggressive Growth, Growth & Income, Firstar Growth & Income, Blue Chip and Small Cap Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to net operating and wash sale losses. The character of distributions made during the period from net investment income or net realized gains, if any may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made to increase (decrease) undistributed net investment income and accumulated net realized gain (loss) on investments with an offsetting adjustment to paid in capital in excess of par value for the following portfolios:

                                                              UNDISTRIBUTED NET     ACCUMULATED NET
                                                                 INVESTMENT       REALIZED GAIN (LOSS)
                                                                   INCOME            ON INVESTMENTS
                                                              -----------------   --------------------
Equity......................................................     $   (2,888)           $    2,888
International...............................................        181,101                18,185
Capital Appreciation........................................             --               (44,254)
Small Cap...................................................      1,196,065              (755,465)
International Small Company.................................        374,499               430,777
Aggressive Growth...........................................          2,039                    --
Core Growth.................................................        313,531              (313,531)
Growth & Income.............................................         (3,330)              178,134
S&P 500 Index...............................................       (100,806)            1,483,189
Social Awareness............................................         14,942                    --
Relative Value..............................................             59                    --
Equity Income...............................................             83                    --
High Income.................................................            386                    --
Capital Growth..............................................        236,487                    --
Nasdaq 100..................................................         35,913                    --

   This reclassification has no effect on net assets or net asset value per share.

   For Federal income tax purposes, the Money Market, Bond, Aggressive Growth, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Blue Chip, Equity Income, High Income Bond, Capital Growth, and Nasdaq 100 Index Portfolios had net capital loss carryovers of $3,226, $799,160, $3,838,551, $639,849, $2,248,077, $522,641, $48,487, $391,081,
   $88,688, $919,301, $587,410, $2,070,665 and $95,483, respectively. If not offset by capital gains these losses expire in

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   2003 through 2008. The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                                                                                                              CAPITAL
                                             EQUITY           BOND             OMNI        INTERNATIONAL    APPRECIATION
                                          ------------    -------------    ------------    -------------    ------------
   Gross unrealized:
     Appreciation.......................  $ 55,208,276     $   589,317     $ 27,985,513    $  7,720,664     $ 10,449,408
     Depreciation.......................   (57,109,856)     (1,337,544)     (15,803,622)    (14,024,945)      (2,764,414)
   Net unrealized:
     Appreciation (depreciation)........    (1,901,580)       (748,227)      12,181,891      (6,304,281)       7,684,994

                                             SMALL        INTERNATIONAL     AGGRESSIVE         CORE           GROWTH &
                                              CAP         SMALL COMPANY       GROWTH          GROWTH           INCOME
                                          ------------    -------------    ------------    -------------    ------------
   Gross unrealized:
     Appreciation.......................  $ 23,895,321     $ 4,396,782     $  1,372,869    $  4,145,061     $  8,891,858
     Depreciation.......................   (20,233,668)     (1,903,252)      (4,099,784)     (9,383,893)      (8,700,197)
   Net unrealized:
     Appreciation (depreciation)........     3,661,653       2,493,530       (2,726,915)     (5,238,832)         191,661

                                            S&P 500          SOCIAL         STRATEGIC      FIRSTAR GROWTH      RELATIVE
                                             INDEX          AWARENESS         INCOME          & INCOME          VALUE
                                          ------------    -------------    ------------    --------------    ------------
   Gross unrealized:
     Appreciation.......................  $  7,303,209     $   424,632     $     72,809     $    506,261     $  2,824,433
     Depreciation.......................    (6,999,271)       (316,685)        (138,990)        (223,920)        (648,963)
   Net unrealized:
     Appreciation (depreciation)........       303,938         107,947          (66,181)         282,341        2,175,470

                                                             EQUITY        HIGH INCOME        CAPITAL        NASDAQ 100
                                           BLUE CHIP         INCOME            BOND           GROWTH           INDEX
                                          ------------    -------------    ------------    -------------    ------------
   Gross unrealized:
     Appreciation.......................  $  1,207,862     $   913,715     $    340,707    $  4,493,110     $    115,829
     Depreciation.......................      (799,458)       (716,900)      (2,610,526)     (9,806,372)      (3,287,935)
   Net unrealized:
     Appreciation (depreciation)........       408,404         196,815       (2,269,819)     (5,313,262)      (3,172,106)

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

                                                                                                              CAPITAL
                                             EQUITY           BOND             OMNI        INTERNATIONAL    APPRECIATION
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $155,610,355     $ 2,573,590     $135,875,008    $342,730,763     $135,765,483
     Sales..............................   117,489,035       1,577,219      167,041,270     353,710,259      140,876,014
   U.S. Government Obligations
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --        1,739,470

                                             SMALL        INTERNATIONAL     AGGRESSIVE         CORE           GROWTH &
                                              CAP         SMALL COMPANY       GROWTH          GROWTH           INCOME
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $239,933,266     $96,805,362     $ 42,753,268    $ 66,638,321     $601,615,175
     Sales..............................   242,147,182      91,049,832       37,195,699      55,488,003      593,045,003
   U.S. Government Obligations
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --               --

                                            S&P 500          SOCIAL         STRATEGIC      FIRSTAR GROWTH      RELATIVE
                                             INDEX          AWARENESS         INCOME          & INCOME          VALUE
                                          ------------    -------------    ------------    --------------    ------------
   Stocks & Bonds:
     Purchases..........................  $ 42,611,902     $ 2,511,379     $    941,014     $  4,141,269     $    896,734
     Sales..............................    32,932,286       2,767,554          857,628        3,480,210          736,043
   U.S. Government Obligations
     Purchases..........................            --              --          129,919               --               --
     Sales..............................            --              --          103,658               --               --

                                                           HIGH INCOME        EQUITY          CAPITAL        NASDAQ 100
                                           BLUE CHIP          BOND            INCOME          GROWTH           INDEX
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $  4,534,566     $ 5,994,442     $  9,177,114    $ 86,358,121     $ 11,997,818
     Sales..............................     1,988,321       2,610,685        4,554,088      52,656,892        2,222,178
   U.S. Government Obligations:
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --               --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the next $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   International, Firstar Growth & Income, Relative Value, Capital Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million,
   (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; (i) for the High Income Bond, Equity Income and Nasdaq 100 Index, 0.75% of each Portfolio's net assets; and (j) for the Equity Portfolio, 0.80% of the first $500 million of the Portfolio's net assets, and 0.75% of net assets over $500 million. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%. In addition, after January 1, 1999, the advisor began waiving any of its fees in excess of 0.85% in the International Portfolio.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, Strategic Income, Firstar Growth & Income, Relative Value, High Income Bond, Equity Income, Blue Chip, and Equity Portfolios subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with Founders Asset Management, Inc. ("FAM"), Janus Capital Corporation ("Janus"), Pilgrim Baxter & Associates, Ltd. ("PBA"), RS Investment Management, Co. LLC ("RSIM"), Firstar Bank, N.A. ("Firstar"), Firstar Investment Research and Management Co., L.L.C. ("Firmco"), Federated Investment Counseling ("FIC"), Federated Global Investment Management Corp. (Federated Global), Jennison Associates LLC ("Jennison") and Legg Mason Fund Advisers, Inc. ("LM") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) Jennison receives from ONI a fee at an annual rate of (i) 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net assets in excess of $1 billion of the Capital Appreciation Portfolio, (b) FAM receives from ONI a fee at an annual rate of 0.55% of the first $150 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net assets in excess of $300 million of the Small Cap Portfolio; (c) Janus receives from ONI a fee at an annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million and 0.45% of the average daily net assets in excess of $500 million of the Aggressive Growth Portfolio; (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio; (e) RSIM receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Capital Growth Portfolio; (f) Firstar receives from ONI fees at an annual rate of (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio,
   (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio; (g) Firmco receives from ONI fees at an annual rate of 0.65% of the first $50 million and 0.60% of average daily assets in excess of $50 million of the Firstar Growth & Income Portfolio; (h) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio; (i) Federated Global receives (i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio; and (j) LM receives from ONI fees at the annual rate of 0.45% of the first $500 million and 0.40% of the average daily net assets in excess of $500 million of the Equity Portfolio.

   Effective January 3, 2000 Jennison replaced T. Rowe Price as the sub-advisor for the Capital Appreciation Portfolio. Also, effective January 3, 2000 Janus replaced Strong Capital Management, Inc. as the sub-advisor for the Aggressive Growth Portfolio.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   International Small Company Portfolios is Firstar Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors. Effective February 1, 2001, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, took over as the Fund's transfer agent and accounting agent.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the years ended December 31, 2000 and December 31, 1999 were as follows:

                                                    EQUITY                  MONEY MARKET                   BOND
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........  2,605,688      957,794    50,190,660    22,320,710      603,355      532,591
   Capital shares issued on reinvested
     dividends............................    847,435    4,875,492       411,338       257,858      175,889      171,315
   Capital shares redeemed................  1,245,055    1,560,827    49,724,728    20,302,903      560,345      777,574

                                                     OMNI                  INTERNATIONAL           CAPITAL APPRECIATION
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........    239,404      366,349     4,267,426       908,052      519,625      611,576
   Capital shares issued on reinvested
     dividends............................  1,688,643      488,865     3,111,276            --      620,429      658,894
   Capital shares redeemed................  1,754,310    2,428,393     4,902,619     3,773,197    1,210,564    1,857,003

                                                  SMALL CAP             INT'L SMALL COMPANY         AGGRESSIVE GROWTH
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........    904,408      873,277     2,347,975       444,549    1,049,634      381,709
   Capital shares issued on reinvested
     dividends............................  1,504,593    1,388,684       138,272       191,099           --           --
   Capital shares redeemed................    581,342      602,086     2,069,442       593,735      224,037      775,957

                                                 CORE GROWTH              GROWTH & INCOME             S&P 500 INDEX
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........  1,068,107      781,709     1,329,604     1,882,536    2,408,428    6,848,877
   Capital shares issued on reinvested
     dividends............................    474,790      395,539     1,033,467       905,619      558,686    1,258,144
   Capital shares redeemed................    336,015      442,104       513,050       536,400    1,465,550    1,325,233

                                               SOCIAL AWARENESS           STRATEGIC INCOME        FIRSTAR GROWTH & INCOME
                                            ----------------------    ------------------------    ------------------------
                                              YEAR         YEAR          YEAR          YEAR          YEAR          YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED         ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99      12/31/00      12/31/99
                                            ---------    ---------    ----------    ----------    ----------    ----------
   Capital shares issued on sales.........     82,738       99,912        21,953        28,748      111,869        41,852
   Capital shares issued on reinvested
     dividends............................         --        2,521        26,733        28,040           79         4,000
   Capital shares redeemed................     99,300      503,237        37,566       113,496       14,215        75,846

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                RELATIVE VALUE               BLUE CHIP                 EQUITY INC.
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........    113,936      181,502       329,216       282,532      540,329      192,426
   Capital shares issued on reinvested
     dividends............................      7,016        5,881         5,825         6,959        7,682        2,831
   Capital shares redeemed................    132,466      110,451        38,498       122,210       53,491       52,654

                                                                                                   NASDAQ
                                                 HIGH INCOME BOND           CAPITAL GROWTH        100 INDEX
                                              ----------------------    ----------------------    ---------
                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                              12/31/00     12/31/99     12/31/00     12/31/99     12/31/00*
                                              ---------    ---------    ---------    ---------    ---------
   Capital shares issued on sales...........    457,486      314,320    1,693,102      876,365    1,412,257
   Capital shares issued on reinvested
     dividends..............................    107,197       74,356          680       81,368           --
   Capital shares redeemed..................    110,946      108,995      509,969      451,086      333,476

---------------

* For the period beginning May 1, 2000.

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

(5) COMMITMENTS

   As of December 31, 2000, the International and Aggressive Growth Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

                            INTERNATIONAL PORTFOLIO

               CURRENCY TO BE DELIVERED                   CURRENCY TO BE RECEIVED                        UNREALIZED
    SETTLE    --------------------------   U.S. $ VAL.   --------------------------   U.S. $ VAL.   --------------------
    DATES      AMOUNT          TYPE        AT 12/31/00    AMOUNT          TYPE        AT 12/31/00     GAIN       LOSS
    ------    ---------   --------------   -----------   ---------   --------------   -----------   --------   ---------
   10/05/01   3,650,000   New Zld Dollar   $1,597,970    1,750,175      U.S. Dollar   $1,750,175    $152,205          --
   10/05/01   1,942,166      U.S. Dollar    1,942,166    3,650,000   New Zld Dollar    1,597,970          --   $(344,195)
                                           ----------                                 ----------    --------   ---------
                                           $3,540,136                                 $3,348,145    $152,205   $(344,195)
                                           ==========                                 ==========    ========   =========

                          AGGRESSIVE GROWTH PORTFOLIO

             CURRENCY TO BE DELIVERED                 CURRENCY TO BE RECEIVED                    UNREALIZED
   SETTLE    ------------------------   U.S. $ VAL.   ------------------------   U.S. $ VAL.   --------------
    DATES     AMOUNT         TYPE       AT 12/31/00    AMOUNT         TYPE       AT 12/31/00   GAIN    LOSS
   ------    ---------   ------------   -----------   ---------   ------------   -----------   ----   -------
   1/26/01     15,000     G.B. Pound     $ 22,419     $ 21,565    U.S. dollar     $ 21,565       --   $  (854)
   1/26/01     21,000     G.B. Pound       31,387       32,140    U.S. dollar       32,140     $753        --
   4/27/01    100,000     G.B. Pound      149,621      145,987    U.S. dollar      145,987       --    (3,634)
                                         --------                                 --------     ----   -------
                                         $203,427                                 $199,692     $753   $(4,488)
                                         ========                                 ========     ====   =======

OHIO NATIONAL FUND, INC.

 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Ohio National Fund, Inc. - Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Small Company Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio, Social Awareness Portfolio, Strategic Income Portfolio, Firstar Growth & Income Portfolio, Relative Value Portfolio, Blue Chip Portfolio, Equity Income Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq 100 Index Portfolio (collectively, the Funds), including the schedules of investments, as of December 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2000, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of December 31, 2000, the results of operations, changes in net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

Columbus, Ohio
February 23, 2001

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OHIO NATIONAL FUND, INC.
Post Office Box 371
Cincinnati, Ohio 45201

Form 1320 Rev.1/01